EXHIBIT 10(d)
EXECUTION COPY

$300,000,000
SEVENTH AMENDED AND RESTATED
CREDIT AGREEMENT
Dated as of April 2, 2007
Among
CMS ENERGY CORPORATION
as the Borrower
THE BANKS NAMED HEREIN
as Banks
CITICORP USA, INC.
as Administrative Agent and Collateral Agent
UNION BANK OF CALIFORNIA, N.A.
as Syndication Agent
and
BARCLAYS BANK PLC
JPMORGAN CHASE BANK, N.A.
and
WACHOVIA BANK, NATIONAL ASSOCIATION
as Documentation Agents

CITIGROUP GLOBAL MARKETS INC.
and UNION BANK OF CALIFORNIA, N.A.
as Joint Book Managers and Joint Lead Arrangers

i

Section	Page

SECTION 5.05. Sharing of Payments, Etc	39
SECTION 5.06. Taxes.	39
SECTION 5.07. Apportionment of Payments.	41
SECTION 5.08. Proceeds of Collateral	42

ARTICLE VI
CONDITIONS PRECEDENT

SECTION 6.01. Conditions Precedent to the Effectiveness of this Agreement	43
SECTION 6.02. Conditions Precedent to Each Extension of Credit	45
SECTION 6.03. Conditions Precedent to Certain Extensions of Credit	45
SECTION 6.04. Reliance on Certificates	46

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

SECTION 7.01. Representations and Warranties of the Borrower	46

ARTICLE VIII
COVENANTS OF THE BORROWER

SECTION 8.01. Affirmative Covenants	50
SECTION 8.02. Negative Covenants	53
SECTION 8.03. Reporting Obligations	59

ARTICLE IX
DEFAULTS

SECTION 9.01. Events of Default	62
SECTION 9.02. Remedies	64

ARTICLE X
THE AGENTS

SECTION 10.01. Authorization and Action.	65
SECTION 10.02. Indemnification	67
SECTION 10.03. Concerning the Collateral and the Loan Documents.	68

ARTICLE XI
MISCELLANEOUS

SECTION 11.01. Amendments, Etc	69
SECTION 11.02. Notices, Etc	70
SECTION 11.03. No Waiver of Remedies	70
SECTION 11.04. Costs, Expenses and Indemnification.	70
SECTION 11.05. Right of Set-off.	72
SECTION 11.06. Binding Effect	72
SECTION 11.07. Assignments and Participation.	72

Exhibits

EXHIBIT A	-	Form of Notice of Borrowing
EXHIBIT B	-	Form of Notice of Conversion
EXHIBIT C	-	Form of Opinion of James Brunner, Esq., counsel to the Borrower
EXHIBIT D	-	Form of Opinion of Sidley Austin LLP, special counsel to the Administrative Agent
EXHIBIT E	-	Form of Compliance Schedule
EXHIBIT F	-	Form of Lender Assignment
EXHIBIT G	-	Terms of Subordination (Junior Subordinated Debt)
EXHIBIT H	-	Terms of Subordination (Guaranty of Hybrid Preferred Securities)
EXHIBIT I	-	Borrower Pledge Agreement
EXHIBIT J	-	Cash Collateral Agreement
EXHIBIT K	-	Form of Notice of Lender Addition
EXHIBIT L	-	Form of Assumption and Acceptance

Schedules

COMMITMENT SCHEDULE
PRICING SCHEDULE
SCHEDULE I		Certain Debt
SCHEDULE II		Transitional Letters of Credit
SCHEDULE III		Asset Sales

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of April 2, 2007
     THIS SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Agreement”) is made by and among:
(i)	CMS Energy Corporation, a Michigan corporation (the “Borrower”),

(ii)	the banks (the “Banks”) listed on the signature pages hereof and the other Lenders (as hereinafter defined) from time to time party hereto,

(iii)	Citicorp USA, Inc. (“CUSA”), as administrative agent (the “Administrative Agent”) for the Lenders hereunder and as collateral agent (the “Collateral Agent”) for the Lenders hereunder, and

(iv)	Union Bank of California, N.A., as syndication agent (the “Syndication Agent”), and Barclays Bank plc, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, as documentation agents (the “Documentation Agents”).
PRELIMINARY STATEMENTS
     The Borrower has requested that the Banks amend and restate the Existing Credit Agreement (as hereafter defined) to provide the credit facility hereinafter described in the amount and on the terms and conditions set forth herein. The Banks have so agreed on the terms and conditions set forth herein, and the Agents have agreed to act as agents for the Lenders and the Issuing Banks on such terms and conditions.
     The parties hereto acknowledge and agree that neither Consumers (as hereinafter defined) nor any of its Subsidiaries (as hereinafter defined) will be a party to, or will in any way be bound by any provision of, this Agreement or any other Loan Document (as hereinafter defined), and that no Loan Document will be enforceable against Consumers or any of its Subsidiaries or their respective assets.
     Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
          “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
          “ABR Loan” means a Loan that bears interest as provided in Section 3.05(b)(i).

          “Accounting Change” is defined in Section 1.03.
          “Added Lender” means any Lender which becomes a Lender hereunder, or whose Commitment is increased (to the extent of such increase), pursuant to an Assumption and Acceptance as provided in Section 2.03(d).
          “Adjusted LIBO Rate” means, for each Interest Period for each Eurodollar Rate Loan made as part of the same Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
          “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
          “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.
          “Agent” means, as the context may require, the Administrative Agent, the Collateral Agent, the Syndication Agent or the Documentation Agents, and “Agents” means any or all of the foregoing.
          “Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) 1/2 of one percent above the CD Rate, and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, CD Rate or the Federal Funds Effective Rate, respectively.
          “Alternative Currency” means euro, Indian Rupees and Canadian Dollars; provided, that if with respect to any of the foregoing currencies (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Administrative Agent, no longer readily available or freely traded or (z) in the determination of the Administrative Agent, a Dollar Equivalent of such currency is not readily calculable, the Administrative Agent shall promptly notify the Lenders and the Borrower, and such currency shall no longer be an Alternative Currency until such time as all of the Lenders agree to reinstate such currency as an Alternative Currency.
          “Applicable ABR Margin” means, on any date of determination, the rate per annum then applicable to ABR Loans determined in accordance with the provisions of the Pricing Schedule hereto.

          “Applicable Eurodollar Margin” means, on any date of determination, the rate per annum then applicable to Eurodollar Rate Loans determined in accordance with the provisions of the Pricing Schedule hereto.
          “Applicable Lending Office” means, with respect to each Lender, at the address specified for such Lender on its signature page to this Agreement or in the Lender Assignment or Assignment and Acceptance pursuant to which it became a Lender, as applicable, or at any office, branch, subsidiary or affiliate of such Lender specified in a notice received by the Administrative Agent and the Borrower from such Lender.
          “Applicable Rate” means:
     (i) in the case of each ABR Loan, a rate per annum equal at all times to the sum of the Alternate Base Rate in effect from time to time plus the Applicable ABR Margin; and
     (ii) in the case of each Eurodollar Rate Loan comprising part of the same Borrowing, a rate per annum during each Interest Period equal at all times to the sum of the Adjusted LIBO Rate for such Interest Period plus the Applicable Eurodollar Margin.
          “Arrangers” means Citigroup Global Markets Inc. and Union Bank of California, N.A.
          “Assumption and Acceptance” means an assumption and acceptance executed by an Added Lender and the Borrower, and accepted by the Administrative Agent, in accordance with Section 2.03(d) and in substantially the form of Exhibit L hereto.
          “Available Commitment” means, for each Lender on any day, the unused portion of such Lender’s Commitment, computed after giving effect to all Extensions of Credit or prepayments to be made on such day and the application of proceeds therefrom. “Available Commitments” means the aggregate of the Lenders’ Available Commitments.
          “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. §§ 101 et seq.), as amended from time to time, and any successor statute.
          “Board” means the Board of Governors of the Federal Reserve System of the United States of America.
          “Borrower Pledge Agreement” mean that certain Fourth Amended and Restated Pledge and Security Agreement, dated as of April 2, 2007, by and between the Borrower and the Collateral Agent, attached hereto as Exhibit I, as amended, restated, supplemented or otherwise modified from time to time.
          “Borrowing” means a borrowing consisting of Loans of the same Type, having the same Interest Period and made or Converted on the same day by the Lenders, ratably in accordance with their respective Percentages. Any Borrowing consisting of Loans of a particular Type may be referred to as being a Borrowing of such “Type”. All Loans of the same Type, having the same Interest Period and made or Converted on the same day shall be deemed a single Borrowing hereunder until repaid or next Converted.
          “Business Day” means a day of the year on which banks are not required or authorized to close in New York City or Detroit, Michigan, and, if the applicable Business Day relates to any Eurodollar Rate Loan, on which dealings are carried on in the London interbank market and, if the applicable Business Day relates to any Letter of Credit, a day of the year on which banks are not required or authorized to close in the principal place of business of the related Issuing Bank.
          “Canadian Dollar” means the lawful currency of Canada.
          “Canadian Dollar Sublimit” means $30,000,000.
          “Cash Collateral Account” means the “Account” as defined in the Cash Collateral Agreement.
          “Cash Collateral Agreement” means that certain Amended and Restated Cash Collateral Agreement, dated as of April 2, 2007, among the Borrower, the Administrative Agent and the Collateral Agent, for the benefit of the Lenders, attached as Exhibit J, as amended, restated, supplemented or otherwise modified from time to time.
          “Cash Collateral Required Amount” means, as of any date of determination, the difference of (i) one hundred five percent (105%) of the Dollar Equivalent of the aggregate LC Outstandings at such time in respect of undrawn Letters of Credit less (y) the amount of cash on deposit in the Cash Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations.
          “Cash Dividend Income” means, for any period, the amount of all cash dividends received by the Borrower from its Subsidiaries during such period that are paid out of the net income or loss (without giving effect to: any extraordinary gains in excess of $25,000,000, the amount of any write-off or write-down of assets, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts, in each case in accordance with GAAP consistently applied, and up to $200,000,000 of other non-cash write-offs) of such Subsidiaries during such period.
          “CD Rate” means the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in either case, adjusted to the nearest 1/16 of one percent or, if there is no nearest 1/16 of one percent, to the next higher 1/16 of one percent.

          “Change of Control” means (a) any “person” or “group” within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the then outstanding voting capital stock of the Borrower, or (b) the majority of the board of directors of the Borrower shall fail to consist of Continuing Directors, or (c) a consolidation or merger of the Borrower shall occur after which the holders of the outstanding voting capital stock of the Borrower immediately prior thereto hold less than 50% of the outstanding voting capital stock of the surviving entity, or (d) more than 50% of the outstanding voting capital stock of the Borrower shall be transferred to any entity of which the Borrower owns less than 50% of the outstanding voting capital stock.
          “Citibank” means Citibank, N.A., a national banking association.
          “Citigroup Parties” means Citibank, CUSA, Citigroup Global Markets Inc. and each of their respective Affiliates, and each of their respective officers, directors, employees, agents, advisors, and representatives.
          “Closing Date” means April 2, 2007.
          “CMS ERM” means CMS Energy Resource Management Company (formerly known as CMS Marketing, Services and Trading Company), a Michigan corporation, all of whose capital stock is on the Closing Date owned by Enterprises, and its permitted successors.
          “CMS Generation” means CMS Generation Co., a Michigan corporation, all of whose common stock is on the Closing Date owned by Enterprises, and its permitted successors.
          “Collateral” means all property and interests in property now owned or hereafter acquired by the Borrower upon which a Lien is granted under any of the Loan Documents, including, without limitation, all “Collateral” under (and as defined in) the Cash Collateral Agreement.
          “Commitment” means, for each Lender, the obligation of such Lender to make Loans to the Borrower and to participate in Extensions of Credit resulting from the issuance (or extension, modification or amendment) of any Letter of Credit in an aggregate amount no greater than the amount set forth opposite such Lender’s name on the Commitment Schedule under the heading “Commitment” or, if such Lender has entered into one or more Lender Assignments or Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.07(h), in each case as such amount may be modified from time to time pursuant to Section 2.03. “Commitments” means the total of the Lenders’ Commitments hereunder. As of the Closing Date the aggregate of all of the Lenders’ Commitments equals $300,000,000.
          “Commitment Fee Rate” means, on any date of determination, the rate per annum determined in accordance with the provisions of the Pricing Schedule hereto.
          “Commitment Schedule” means the Schedule identifying each Lender’s Commitment as of the Closing Date attached hereto and identified as such.

          “Commitment Termination Date” means the earlier of (i) the Maturity Date and (ii) the date of termination or reduction in whole of the Commitments pursuant to Section 2.03 or 9.02.
          “Communications” is defined in Section 11.14.
          “Confidential Information” has the meaning assigned to that term in Section 11.08.
          “Consolidated Debt” means, without duplication, at any date of determination, the aggregate debt (as such term is construed in accordance with GAAP) of the Borrower and the Consolidated Subsidiaries; provided, however, that Consolidated Debt shall not include (a) any Junior Subordinated Debt owned by any Hybrid Preferred Securities Subsidiary, (b) any guaranty by the Borrower of payments with respect to any Hybrid Preferred Securities (provided that such guaranty is subordinated to the rights of the Lenders and Issuing Banks hereunder and under the other Loan Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit H, or pursuant to other terms and conditions satisfactory to the Required Lenders), (c) any Hybrid Equity Securities, (d) any Mandatorily Convertible Securities, (e) any Project Finance Debt of the Borrower or any Consolidated Subsidiary or (f) the principal amount of any Securitized Bonds.
          “Consolidated EBITDA” means, with reference to any period, the pretax operating income of the Borrower and its Subsidiaries (“Pretax Operating Income”) for such period plus, to the extent included in determining Pretax Operating Income (without duplication), (i) depreciation, depletion and amortization, (ii) non-cash write-offs and write-downs, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts and (iii) non-cash gains or losses on mark-to-market valuation of contracts, in each case in accordance with GAAP consistently applied, all calculated for the Borrower and its Subsidiaries on a consolidated basis for such period; provided, however, that Consolidated EBITDA shall not include any operating income attributable to that portion of the revenues of Consumers dedicated to the repayment of the Securitized Bonds.
          “Consolidated Subsidiary” means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Borrower in accordance with GAAP.
          “Consumers” means Consumers Energy Company, a Michigan corporation, all of whose common stock is on the Closing Date owned by the Borrower.
          “Consumers Credit Facility” means Consumer’s existing $500,000,000 revolving loan facility, as in effect on the date hereof.
          “Continuing Director” means, as of any date of determination, any member of the board of directors of the Borrower who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the Continuing Directors who were members of such board of directors at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.

          “Conversion”, “Convert” or “Converted” refers to a conversion of Loans of one Type into Loans of another Type, or to the selection of a new, or the renewal of the same, Interest Period for Loans, as the case may be, pursuant to Section 3.02 or 3.03.
          “Debt” means, for any Person, without duplication, any and all indebtedness, liabilities and other monetary obligations of such Person (whether for principal, interest, fees, costs, expenses or otherwise, and whether contingent or otherwise) (i) for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, (ii) to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business which are not overdue), (iii) as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (iv) under reimbursement or similar agreements with respect to letters of credit issued thereunder (except reimbursement obligations and letters of credit that are cash collateralized), (v) under any interest rate swap, “cap”, “collar” or other hedging agreements; provided, however, for purposes of the calculation of Debt for this clause (v) only, the actual amount of Debt of such Person shall be determined on a net basis to the extent such agreements permit such amounts to be calculated on a net basis, (vi) to pay rent or other amounts under leases entered into in connection with sale and leaseback transactions involving assets of such Person being sold in connection therewith, (vii)  arising from any accumulated funding deficiency (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) for a Plan, (viii) arising in connection with any withdrawal liability under ERISA to any Multiemployer Plan and (ix) arising from (A) direct or indirect guaranties in respect of, and obligations to purchase or otherwise acquire, or otherwise to warrant or hold harmless, pursuant to a legally binding agreement, a creditor against loss in respect of, Debt of others referred to in clauses (i) through (viii) above and (B) other guaranty or similar financial obligations in respect of the performance of others, including Support Obligations. Notwithstanding the foregoing, solely for purposes of the calculation required under Section 8.01(j)(ii), Debt shall not include any Junior Subordinated Debt issued by the Borrower and owned by any Hybrid Preferred Securities Subsidiary.
          “Debt Rating” means the rating assigned by S&P, Moody’s or Fitch, as applicable, to the senior unsecured long-term debt of the Borrower (without third-party credit enhancement).
          “Debt Rating Condition” shall be satisfied if, as of any date of determination, two of the following three conditions are satisfied: (i) the Debt Rating from S&P as of such date is BBB or higher, (ii) the Debt Rating from Moody’s as of such date is Baa2 or higher and (iii) the Debt Rating from Fitch as of such date is BBB or higher.
          “Default” means an event that, with the giving of notice or lapse of time or both, would constitute an Event of Default.
          “Default Rate” means a rate per annum equal at all times to (i) in the case of any amount of principal of any Loan that is not paid when due, 2% per annum above the Applicable Rate required to be paid on such Loan immediately prior to the date on which such amount became due, and (ii) in the case of any amount of interest, fees or other amounts payable hereunder that is not paid when due, 2% per annum above the Applicable Rate for an ABR Loan in effect from time to time.

          “Disclosed Matters” is defined in Section 7.01(f).
          “Dollar Equivalent” means, as to Dollars, the amount thereof, and as to any Alternative Currency, the Dollar equivalent of such Alternative Currency as determined by the Administrative Agent in accordance with the provisions of Section 4.07.
          “Dollars” and the sign “$” each means the lawful currency of the United States.
          “Eligible Bank” means any state or federally chartered bank or any state-licensed foreign bank branch or agency.
          “Enterprises” means CMS Enterprises Company, a Michigan corporation, all of whose common stock is on the Closing Date owned by the Borrower and its permitted successors.
          “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any governmental agency or authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Substance or to health and safety matters.
          “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the release or threatened release of any Hazardous Substances into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
          “Equity Distributions” means, for any period, the aggregate amount of cash received by the Borrower from its Subsidiaries during such period that are paid out of proceeds from the sale of common equity of Subsidiaries of the Borrower.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that is a member of a commonly controlled trade or business under Sections 414(b), (c), (m) and (o) of the Internal Revenue Code of 1986, as amended.
          “euro” means the euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Counsel of the European Union, or if different, the lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.
          “Euro Sublimit” means $50,000,000.

          “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
          “Eurodollar Rate Loan” means a Loan that bears interest as provided in Section 3.05(b)(ii).
          “Event of Default” is defined in Section 9.01.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Existing Credit Agreement” means that certain $300,000,000 Sixth Amended and Restated Credit Agreement, dated as of May 18, 2005, among the Borrower, Enterprises, the lenders from time to time parties thereto, and CUSA, as administrative agent and as collateral agent, as the same may have been amended, restated, supplemented or otherwise modified from time to time.
          “Extension of Credit” means (i) the making of a Borrowing (including any Conversion), (ii) the issuance of a Letter of Credit, or (iii) the amendment of any Letter of Credit having the effect of extending the stated termination date thereof, increasing the LC Outstandings thereunder, or otherwise altering any of the material terms or conditions thereof.
          “Fair Market Value” means, with respect to any asset, the value of the consideration obtainable in a sale of such asset in the open market, assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time, each having reasonable knowledge of the nature and characteristics of such asset, neither being under any compulsion to act, and, if in excess of $50,000,000, as determined in good faith by the Board of Directors of the Borrower.
          “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
          “Fee Letters” is defined in Section 2.02(b).
          “Fitch” means Fitch, Inc. or any successor thereto.
          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
          “GAAP” is defined in Section 1.03.

          “Governmental Approval” means any authorization, consent, approval, license, permit, certificate, exemption of, or filing or registration with, any governmental authority or other legal or regulatory body, required in connection with (i) the execution, delivery, or performance of any Loan Document by the Borrower, (ii) the grant and perfection of any Lien in favor of the Collateral Agent contemplated by the Loan Documents, or (iii) the exercise by any Agent (on behalf of the Lenders) of any right or remedy provided for under the Loan Documents.
          “Granting Lender” is defined in Section 11.07(f).
          “Hazardous Substance” means any waste, substance, or material identified as hazardous, dangerous or toxic by any office, agency, department, commission, board, bureau, or instrumentality of the United States or of the State or locality in which the same is located having or exercising jurisdiction over such waste, substance or material.
          “Hybrid Equity Securities” means any securities issued by the Borrower or a financing vehicle of the Borrower that (i) meet two of the following three criteria: are classified as possessing a minimum of “intermediate equity content” by S&P, Basket C equity credit by Moody’s or 50% equity credit by Fitch and (ii) require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Obligations.
          “Hybrid Preferred Securities” means any preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:
     (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to the Borrower or a wholly-owned direct or indirect Subsidiary of the Borrower in exchange for Junior Subordinated Debt issued by the Borrower or such wholly-owned direct or indirect Subsidiary, respectively;
     (ii) such preferred securities contain terms providing for the deferral of interest payments corresponding to provisions providing for the deferral of interest payments on the Junior Subordinated Debt; and
     (iii) the Borrower or a wholly-owned direct or indirect Subsidiary of the Borrower (as the case may be) makes periodic interest payments on the Junior Subordinated Debt, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.
          “Hybrid Preferred Securities Subsidiary” means any Delaware statutory trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of the Borrower or Consumers) at all times by the Borrower or a wholly-owned direct or indirect Subsidiary of the Borrower, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Debt issued by the

Borrower or a wholly-owned direct or indirect Subsidiary of the Borrower (as the case may be) and payments made from time to time on such Junior Subordinated Debt.
          “Indemnified Person” is defined in Section 11.04(b).
          “Indenture” means that certain Indenture, dated as of September 15, 1992, between the Borrower and the Trustee, as supplemented by the Seventh Supplemental Indenture, dated as of January 25, 1999, the Tenth Supplemental Indenture, dated as of October 12, 2000, the Eleventh Supplemental Indenture, dated as of March 29, 2001, the Twelfth Supplemental Indenture, dated as of July 2, 2001, the Thirteenth Supplemental Indenture, dated as of July 16, 2003, the Fourteenth Supplemental Indenture, dated as of July 17, 2003, the Fifteenth Supplemental Indenture, dated as of September 29, 2004, the Sixteenth Supplemental Indenture, dated as of December 16, 2004, the Seventeenth Supplemental Indenture, dated as of December 13, 2004, the Eighteenth Supplemental Indenture, dated as of January 19, 2005, and the Nineteenth Supplemental Indenture, dated as of December 13, 2005, as said Indenture may be further amended or otherwise modified from time to time in accordance with its terms.
          “Indian Rupee” means the lawful currency of India.
          “Indian Rupee Sublimit” means $10,000,000.
          “Interest Period” is defined in Section 3.03.
          “Issuing Bank” means any Lender designated by the Borrower in accordance with Section 4.01(a) as the issuer of a Letter of Credit pursuant to an Issuing Bank Agreement.
          “Issuing Bank Agreement” means an agreement between an Issuing Bank and the Borrower, in form and substance satisfactory to the Administrative Agent, providing for the issuance of one or more Letters of Credit, in form and substance satisfactory to the Administrative Agent, in support of a general corporate activity of the Borrower.
          “Junior Subordinated Debt” means any unsecured Debt of the Borrower or a Subsidiary of the Borrower (i) issued in exchange for the proceeds of Hybrid Preferred Securities and (ii) subordinated to the rights of the Lenders hereunder and under the other Loan Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit G, or pursuant to other terms and conditions satisfactory to the Required Lenders.
          “LC Payment Notice” is defined in Section 4.04(b).
          “LC Outstandings” means, for any Letter of Credit on any date of determination, the maximum amount available to be drawn under such Letter of Credit (assuming the satisfaction of all conditions for drawing enumerated therein) plus any amount which has been drawn on such Letter of Credit which has neither been reimbursed by the Borrower nor converted into an ABR Loan pursuant to the terms of Section 4.04.
          “Lender Addition” is defined in Section 2.03(d).
          “Lender Assignment” is defined in Section 11.07(e).

          “Lenders” means the Banks listed on the signature pages hereof, together with their successors and permitted assigns and, if and to the extent so provided in Section 4.04(c), each Issuing Bank.
          “Letter of Credit” means (i) a letter of credit issued by an Issuing Bank pursuant to Section 4.02(a) or (ii) a Transitional Letter of Credit deemed issued by an Issuing Bank on the Closing Date pursuant to Section 4.02(b), in each case as such letter of credit may from time to time be amended, modified or extended in accordance with the terms of this Agreement and the Issuing Bank Agreement to which it relates.
          “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
          “Lien” means any lien, security interest, or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any kind, or any other type of arrangement intended or having the effect of conferring upon a creditor a preferential interest upon or with respect to any of its properties of any character (including capital stock and other equity interests, intercompany obligations and accounts).
          “Loan” means a loan by a Lender to the Borrower pursuant to Section 2.01, and refers to an ABR Loan or a Eurodollar Rate Loan (each of which shall be a “Type” of Loan). All Loans by a Lender of the same Type having the same Interest Period and made or Converted on the same day shall be deemed to be a single Loan by such Lender until repaid or next Converted.
          “Loan Documents” means this Agreement, any Promissory Notes, the Fee Letters, the Issuing Bank Agreement(s), the Borrower Pledge Agreement, the Cash Collateral Agreement and all other agreements, instruments and documents now or hereafter executed and/or delivered pursuant hereto or thereto.
          “Mandatorily Convertible Securities” means any mandatorily convertible equity-linked securities issued by the Borrower, so long as the terms of such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Obligations.

          “Material Adverse Change” means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, property, financial condition, results of operations or prospects of the Borrower and its Subsidiaries, considered as a whole, (b) the Borrower’s ability to perform its obligations under this Agreement or any other Loan Document or (c) the validity or enforceability of any Loan Document or the rights or remedies of any Agent or the Lenders thereunder; provided that the occurrence of any Restatement Event shall not constitute a Material Adverse Change.
          “Maturity Date” means April 2, 2012.
          “Measurement Quarter” is defined in Section 8.01(i).
          “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
          “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Net Proceeds” means, with respect to any sale, assignment or other disposition of (but not the lease or license of) any property, or with respect to any sale or issuance of securities or incurrence of Debt, by any Person, gross cash proceeds received by such Person or any Subsidiary of such Person from such sale, assignment, disposition, issuance or incurrence (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such transaction) after (i) provision for all income or other taxes measured by or resulting from such transaction, (ii) payment of all customary underwriting commissions, auditing and legal fees, printing costs, rating agency fees and other customary and reasonable fees and expenses incurred by such Person in connection with such transaction, (iii) all amounts used to repay Debt (and any premium or penalty thereon) secured by a Lien on any asset disposed of in such sale, assignment or other disposition or which is or may be required (by the express terms of the instrument governing such Debt or by applicable law) to be repaid in connection with such sale, assignment, or other disposition, and (iv) deduction of appropriate amounts to be provided by such Person or a Subsidiary of such Person as a reserve, in accordance with GAAP consistently applied, against any liabilities associated with the assets sold, transferred or disposed of in such transaction and retained by such Person or a Subsidiary of such Person after such transaction, provided that “Net Proceeds” shall include on a dollar-for-dollar basis all amounts remaining in such reserve after such liability shall have been satisfied in full or terminated; provided, however, that notwithstanding the foregoing, “Net Proceeds” shall exclude (a) any amounts received or deemed to be received by the Borrower for the purchase of the Borrower’s capital stock in connection with the Borrower’s dividend reinvestment program and (b) amounts received by the Borrower or any Subsidiary of the Borrower pursuant to any transaction with the Borrower or any Subsidiary of the Borrower otherwise permitted hereunder.
          “Net Worth” means, with respect to any Person, the excess of such Person’s total assets over its total liabilities, total assets and total liabilities each to be determined in accordance with GAAP consistently applied, excluding, however, from the determination of total assets (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (ii) cash held in a sinking, escrow or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Debt, and (iii) any items not included in clauses (i) or (ii) above, that are treated as intangibles in conformity with GAAP.
          “Notice of Borrowing” is defined in Section 3.01(a).
          “Notice of Conversion” is defined in Section 3.02.
          “Notice of Lender Addition” is defined in Section 2.03(d).
          “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Outstandings, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to any of the Agents, the Arrangers, the Lenders, the Issuing Banks or any other indemnified party arising under the Loan Documents.
          “OECD” means the Organization for Economic Cooperation and Development.
          “Off-Balance Sheet Liability” of a Person means any of the following obligations not appearing on such Person’s consolidated balance sheet: (i) all lease obligations, leveraged leases, sale and leasebacks and other similar lease arrangements of such Person, (ii) any liability under any so called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person, and (iii) any obligation arising with respect to any other transaction if and to the extent that such obligation is the functional equivalent of borrowing but that does not constitute a liability on the consolidated balance sheet of such Person.
          “Other Taxes” is defined in Section 5.06(b).
          “Ownership Interest” of the Borrower in any Consolidated Subsidiary means, at any date of determination, the percentage determined by dividing (i) the aggregate amount of Project Finance Equity in such Consolidated Subsidiary owned or controlled, directly or indirectly, by the Borrower and any other Consolidated Subsidiary on such date, by (ii) the aggregate amount of Project Finance Equity in such Consolidated Subsidiary owned or controlled, directly or indirectly, by all Persons (including the Borrower and the Consolidated Subsidiaries) on such date. Notwithstanding anything to the contrary set forth above, if the “Ownership Interest,” calculated as set forth above, is 50% or less, such percentage shall be deemed to equal 0%.
          “Participant” is defined in Section 11.07(b).
          “PBGC” means the Pension Benefit Guaranty Corporation (or any successor entity) established under ERISA.
          “Percentage” means, for any Lender on any date of determination (a) prior to the Commitment Termination Date, the percentage obtained by dividing such Lender’s Commitment on such day by the total of the Lenders’ Commitments on such date, and multiplying the quotient so obtained by 100%, and (b) from and after the Commitment Termination Date, the percentage obtained by dividing (i) the sum of (A) the aggregate outstanding principal amount of such Lender’s Loans on such day plus (B) the Dollar Equivalent of such Lender’s obligation to purchase participations in LC Outstandings on such day by (ii) the Total Outstandings on such date, and multiplying the quotient so obtained by 100%.
          “Permitted Investments” means each of the following so long as no such Permitted Investment shall have a final maturity later than six months from the date of investment therein:
     (i) direct obligations of the United States, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States or any agency thereof;
     (ii) certificates of deposit or bankers’ acceptances issued, or time deposits held, or investment contracts guaranteed, by any Lender, any nationally-recognized securities dealer or any other commercial bank, trust company, savings and loan association or savings bank organized under the laws of the United States, or any State thereof, or of any other country which is a member of the OECD, or a political subdivision of any such country, and in each case having outstanding unsecured indebtedness that (on the date of acquisition thereof) is rated AA- or better by S&P or Aa3 or better by Moody’s (or an equivalent rating by another nationally-recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating unsecured bank indebtedness);
     (iii) obligations with any Lender, any other bank or trust company described in clause (ii), above, or any nationally-recognized securities dealer, in respect of the repurchase of obligations of the type described in clause (i), above, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clause (i) and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, such Lender, such other bank or trust company or such securities dealer;
     (iv) commercial paper rated (on the date of acquisition thereof) A-1 or P-1 or better by S&P or Moody’s, respectively (or an equivalent rating by another nationally-recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating commercial paper);
     (v) any eurodollar certificate of deposit issued by any Lender or any other commercial bank, trust company, savings and loan association or savings bank organized under the laws of the United States, or any State thereof, or of any country which is a member of the OECD, or a political subdivision of any such country, and in each case having outstanding unsecured indebtedness that (on the date of acquisition thereof) is rated AA- or better by S&P or Aa3 or better by Moody’s (or an equivalent rating by another nationally-recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating unsecured bank indebtedness); and
     (vi) interests in any money market mutual fund which at the date of investment in such fund has the highest fund rating by each of Moody’s and S&P which has issued a rating for such fund (which, for S&P, shall mean a rating of AAAm or AAAmg).

          “Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
          “Plan” means, with respect to any Person, an “employee benefit plan” as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) maintained for employees of such Person or any ERISA Affiliate of such Person that is subject to Title IV of ERISA and has “unfunded benefit liabilities” as determined under Section 4001(a)(18) of ERISA.
          “Plan Termination Event” means, (i) with respect to any Plan, a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder (other than a “reportable event” not subject to the provision for 30-day notice to the PBGC under such regulations or a “reportable event” for which the provision for the 30-day notice to the PBGC under such regulations has been waived), or (ii) the withdrawal by the Borrower or any of its ERISA Affiliates from a Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA resulting in liability to the Borrower or any of its ERISA Affiliates under Section 4063 or 4064 of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the termination of a Plan under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which is reasonably likely to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.
          “Platform” is defined in Section 11.14
          “Prime Rate” means the rate of interest per annum publicly announced from time to time by Citibank as its base rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
          “Project Finance Debt” means Debt of any Person that is non-recourse to such Person (unless such Person is a special-purpose entity) and each Affiliate of such Person, other than with respect to the interest of the holder of such Debt in the collateral, if any, securing such Debt.
          “Project Finance Equity” means, at any date of determination, consolidated equity of the common, preference and preferred stockholders of the Borrower and the Consolidated Subsidiaries relating to any obligor with respect to Project Finance Debt.
          “Promissory Note” means any promissory note of the Borrower payable to the order of a Lender (and, if requested, its registered assigns) issued pursuant to Section 3.01(c); and “Promissory Notes” means any or all of the foregoing.
          “Prospective Lender” is defined in Section 3.04(d).
          “Recipient” is defined in Section 11.08.
          “Register” is defined in Section 11.07(h).

          “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
          “Request for Issuance” is defined in Section 4.02(a).
          “Required Lenders” means, on any date of determination, Lenders that, collectively, on such date hold (i) more than 50% of the Commitments of all Lenders or (ii) if the Commitments have been terminated, interests in the Total Outstandings in excess of 50% of the Total Outstandings. Any determination of those Lenders constituting the Required Lenders shall be made by the Administrative Agent and shall be conclusive and binding on all parties absent manifest error.
          “Restatement” means the restatement of the financial statements of the Borrower or its Subsidiaries for any fiscal quarter of 2001, as well as any adjustment of previously announced quarterly results, but only if made to reflect the restatement of such quarters.
          “Restatement Event” means (i) the Restatement, (ii) any lawsuit or other action previously or hereafter brought against the Borrower, any of its Subsidiaries or any of their Affiliates or any present or former officer or director of the Borrower, any of its Subsidiaries or any of their Affiliates involving or arising out of the Restatement, and any settlement thereof, or other development with respect thereto, or (iii) the occurrence of any default or event of default under any indenture, instrument or other agreement or contract, or the exercise of any remedy in respect thereof, that arises directly or indirectly as a result of any of the matters described in any of the foregoing clauses (i) or (ii) or this clause (iii); provided, however, that, for purposes of the definition of “Material Adverse Change”, (a) the foregoing clause (ii) shall be inapplicable if such lawsuit or other action, settlement (in an amount in the aggregate together with all other settlements of such lawsuits or actions) or other development described in such clause (ii) could reasonably be expected, in each case, to result in liability to such Person in excess of $10,000,000 and (b) the foregoing clause (iii) shall be inapplicable if any such event described in such clause (iii) would constitute an Event of Default under Section 9.01(e).
          “Restricted Subsidiary” means any Subsidiary of the Borrower (other than Consumers and its Subsidiaries) that, on a consolidated basis with any of its Subsidiaries as of any date of determination, accounts for more than 10% of the consolidated assets of the Borrower and its Consolidated Subsidiaries.
          “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc., or any successor thereto.
          “Securitized Bonds” means any nonrecourse bonds or similar asset-backed securities issued by a special-purpose Subsidiary of Consumers which are payable solely from specialized charges authorized by the utility commission of the relevant state in connection with the recovery of regulatory assets, expenditures pursuant to the Clean Air Act, 42 U.S.C. § 7401 et seq., or other qualified costs.
          “Solvent”, when used with respect to any Person, means that at the time of determination:

     (i) the fair market value of its assets is in excess of the total amount of its liabilities (including, without limitation, net contingent liabilities); and
     (ii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and
     (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.
For purposes of this definition, the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances known to such Person at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
          “SPC” is defined in Section 11.07(f).
          “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “Subsidiary” means, with respect to any Person, any corporation or unincorporated entity of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether at the time capital stock (or comparable interest) of any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by said Person (whether directly or through one or more other Subsidiaries). In the case of an unincorporated entity, a Person shall be deemed to have more than 50% of interests having ordinary voting power only if such Person’s vote in respect of such interests comprises more than 50% of the total voting power of all such interests in the unincorporated entity.
          “Support Obligation” means, for any Person, without duplication, any financial obligation, contingent or otherwise, of such Person guaranteeing or otherwise supporting any Debt or other obligation of any other Person in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (including, but not limited to, letters of credit and surety bonds in connection therewith), (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Debt of the payment of such Debt, (iii) to maintain working capital, equity capital, available cash or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Debt, (iv) to provide equity capital under or in respect of equity subscription arrangements (to the extent that such obligation to provide equity capital does not otherwise constitute Debt), or (v) to perform, or arrange for the performance of, any non-monetary obligations or non-funded debt payment obligations of the primary obligor.
          “Takoradi Project” means the construction and operation of Takoradi 2, a power plant currently consisting of two 110 megawatt simple-cycle units built near Aboadze, Ghana by one or more Subsidiaries of the Borrower and the government of Ghana’s Volta River Authority.
          “Tax Sharing Agreement” means the Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits, dated as of January 1, 1994, by and among the Borrower, each of the members of the Consolidated Group (as defined therein), and each of the corporations that become members of the Consolidated Group.
          “Taxes” is defined in Section 5.06(a).
          “Total Outstandings” means, as of any date of determination, the sum of (i) the aggregate principal amount of all Loans outstanding as of such date plus (ii) the Dollar Equivalent of the aggregate LC Outstandings of all Letters of Credit outstanding as of such date, after giving effect to all Extensions of Credit to be made on such date and the application of the proceeds thereof.
          “Transitional Letter of Credit” is defined in Section 4.02(b).
          “Trustee” has the meaning assigned to that term in the Indenture.
          “Type” has the meaning assigned to such term (i) in the definition of “Loan” when used in such context and (ii) in the definition of “Borrowing” when used in such context.
          “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.
     SECTION 1.02. Computation of Time Periods; Construction.
          (a) Unless otherwise indicated, each reference in this Agreement to a specific time of day is a reference to New York City time. In the computation of periods of time under this Agreement, any period of a specified number of days or months shall be computed by including the first day or month occurring during such period and excluding the last such day or month. In the case of a period of time “from” a specified date “to” or “until” a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.
          (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 7.01(e) (“GAAP”), it being understood that (a) the financial covenants set forth in Sections 8.01(i) and (j) shall be calculated exclusive of (i) all debt of any Affiliate of the Borrower (other than a Subsidiary) that is (A) consolidated on the financial statements of the Borrower solely as a result of the effect and application of Financial Accounting Standards Board Interpretation No. 46 and of Accounting Research Bulletin No. 51, Consolidated Financial Statements, as modified by Statement of Financial Accounting Standards No. 94, and (B) non-recourse to the Borrower or any Subsidiary, (ii) all debt that is re-categorized as debt from certain lease obligations pursuant to Emerging Issues Task Force (“EITF”) Issue No. 01-8, any subsequent EITF Issue or recommendation or any other interpretation, bulletin or other similar document by the Financial Accounting Standards Board on or related to such re-categorization and (iii) other amounts attributable to the disposition of the Palisades nuclear power plant that are accounted for as one or more financings under GAAP and (b) for the purpose of the calculation of the financial covenant set forth in Section 8.01(i), any noncash effects resulting from adoption of the proposed “Statement of Financial Accounting Standards dated March 31, 2006: Employers’ Accounting for Defined Pension and other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)” will be excluded. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries shall change its application of generally accepted accounting principles with respect to any Off-Balance Sheet Liabilities, including, but not limited to, the application of Financial Accounting Standards Board Interpretation Nos. 45 and 46 and Financial Accounting Standards Board Statement No. 150, in each case, with the agreement of its independent certified public accountants, and such changes result in a change in the method of calculation or the results of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the Borrower’s request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to GAAP means generally accepted accounting principles as of the date of such amendment.

Notwithstanding the foregoing, all financial statements to be delivered by the Borrower pursuant to Section 8.03 shall be prepared in accordance with generally accepted accounting principles in effect at such time.
ARTICLE II
COMMITMENTS, LOANS, FEES, PREPAYMENTS AND OUTSTANDINGS
     SECTION 2.01. Making Loans. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make revolving loans in Dollars to the Borrower and to participate in the issuance of Letters of Credit (and the LC Outstandings thereunder) denominated in Dollars or any Alternative Currency during the period from the Closing Date until the Commitment Termination Date in an aggregate outstanding amount not to exceed on any day such Lender’s Available Commitment (after giving effect to all Extensions of Credit to be made on such day and the application of the proceeds thereof). Within the limits hereinafter set forth, the Borrower may request Extensions of Credit hereunder, prepay Loans or reduce or cancel Letters of Credit, and use the resulting increase in the Available Commitments for further Extensions of Credit in accordance with the terms hereof.
     SECTION 2.02. Fees.
          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, from the Closing Date until the date on which the Commitments shall be terminated in whole, a commitment fee equal to the product of (i) the average daily amount of such Lender’s Available Commitment from time to time multiplied by (ii) the Commitment Fee Rate. Such fees shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing the first such date to occur following the Closing Date, and on the Commitment Termination Date.
          (b) In addition to the fees provided for in subsection (a) above, the Borrower shall pay to the Administrative Agent and/or the Arrangers, as the case may be, the fees set forth in (i) that certain letter agreement, dated March 1, 2007 among the Borrower, the Administrative Agent, the Arrangers and the other parties thereto and (ii) that certain letter agreement, dated March 1, 2007, among the Borrower, the Administrative Agent and the other parties thereto (collectively, the “Fee Letters”), in the amounts and at the times specified therein.
          (c) The Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, a letter of credit fee on the daily aggregate amount of the LC Outstandings at a rate per annum equal to the Applicable Eurodollar Margin, payable quarterly in arrears on the last day of each March, June, September and December, commencing on the first such date to occur following the Closing Date, on the Commitment Termination Date and thereafter on demand.
     SECTION 2.03. Commitments; Mandatory Prepayments; Increase of Commitments.
          (a) Reduction of Commitments. The Borrower may (and shall provide notice thereof to the Administrative Agent not later than 10:00 a.m. (New York City time) on the date of termination or reduction, and the Administrative Agent shall promptly distribute copies thereof to the Lenders) terminate in whole or reduce ratably in part the unused portions of the Commitments; provided that any such partial reduction shall be in the aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (b) Change of Control. Upon the occurrence of a Change of Control the Commitments shall be reduced to zero, the principal amount outstanding hereunder, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents shall become and be forthwith due and payable and all of the LC Obligations shall be cash collateralized in accordance with the terms of Section 9.02, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.
          (c) Prepayment upon Issuance or Sale of Consumers Stock. The Borrower shall make a mandatory prepayment promptly and in any event within 3 Business Days after the Borrower’s receipt of any Net Proceeds from the issuance, sale, assignment or other disposition of any capital stock or other equity interest in Consumers (other than the issuance of preferred securities of Consumers in respect of which the Net Proceeds received by Consumers for all such securities do not exceed $200,000,000 in the aggregate and such Net Proceeds shall not be distributed to the Borrower), together with (i) accrued interest to the date of such prepayment on the principal amount prepaid and (ii) in the case of Eurodollar Rate Loans, any amount payable to the Lenders pursuant to Section 5.04(b), and the Commitments shall be reduced, pro rata, in an aggregate amount equal to such Net Proceeds. Nothing in this Section 2.03(c) shall be construed to constitute the Lenders’ consent to any transaction referenced in this clause (c) which is not expressly permitted by Article VIII. The Borrower shall give the Administrative Agent prior written notice or telephonic notice promptly confirmed in writing (each of which the Administrative Agent shall promptly transmit to each Lender) of when a prepayment required by this Section 2.03(c) will be made (which date of prepayment shall be no later than the date on which such prepayment becomes due and payable pursuant to this Section 2.03(c)). All such prepayments shall be applied first to repay outstanding ABR Loans, then to repay outstanding Eurodollar Rate Loans with those Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods and then as cash collateral pursuant to the Cash Collateral Agreement, to secure LC Outstandings.
          (d) Increase of Commitments; Additional Lenders. The Borrower shall have the right, upon at least five (5) Business Days’ notice to the Administrative Agent, to add one or more Eligible Banks as new Lenders hereunder, or to increase the Commitment of any existing Lender with such existing Lender’s consent, pursuant to the terms hereof (any such addition of a new Lender or increase in the Commitment of an existing Lender upon the request of the Borrower pursuant to this Section 2.03(d) being referred to as a “Lender Addition”); provided that (i) each such proposed Lender, in the case of an Eligible Bank not already a Lender hereunder, is acceptable to the Administrative Agent (the consent of the Administrative Agent not to be unreasonably withheld); (ii) the amount of all increases to the Commitments made pursuant to this Section 2.03(d) on any Business Day shall be equal to or greater than $25,000,000 in the aggregate; and (iii) the amount of all increases to the Commitments made pursuant to this Section 2.03(d) during the term of this Agreement shall not exceed $250,000,000 in the aggregate. Each notice of a proposed Lender Addition (a “Notice of Lender Addition”) shall be by telecopy, confirmed immediately in writing, in substantially the form of Exhibit K hereto, specifying therein (i) the name and address of the proposed Added Lender, (ii) the date on which the Borrower wishes such Lender Addition to become effective, and (iii) the amount of the Commitment such Added Lender would have hereunder after giving effect to such Lender Addition. If the conditions set forth in the proviso contained in the first sentence of this Section 2.03(d) have been satisfied, the Administrative Agent shall forward to such Added Lender and the Borrower for execution by such Added Lender and the Borrower an Assumption and Acceptance. The Added Bank shall, upon such execution, return the executed Assumption and Acceptance to the Administrative Agent, for the Administrative Agent’s acceptance thereof.
          Upon such execution, delivery and acceptance, from and after the effective date specified in each Assumption and Acceptance, the Added Lender shall, in addition to the rights and obligations hereunder held by it immediately prior to such effective date (if any), have the rights and obligations hereunder that have been assumed by it pursuant to such Assumption and Acceptance and, in the case of an Eligible Bank not previously a Lender hereunder, shall become a Lender hereunder.
          By executing and delivering an Assumption and Acceptance, each Added Lender confirms to and agrees with each party hereto as follows: (i) neither the Administrative Agent nor any Lender makes any representation or warranty, nor assumes any responsibility with respect to, any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (ii) neither the Administrative Agent nor any Lender makes any representation or warranty, nor assumes any responsibility with respect to, the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto.
          Upon its receipt of an Assumption and Acceptance executed by an Added Lender and the Borrower, the Administrative Agent shall, if such Assumption and Acceptance has been completed and is in substantially the form of Exhibit L hereto, (i) accept such Assumption and Acceptance, and (ii) give prompt notice thereof to the Borrower. If requested by an Added Lender, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent a new Promissory Note or Promissory Notes to the order of such Added Lender in accordance with Section 3.01(c). Such new Promissory Note or Promissory Notes shall be dated the effective date of such Assumption and Acceptance.
          (e) Reallocation Upon Lender Addition. If there are any Borrowings outstanding on the effective date of any Assumption and Acceptance, the Added Lender shall purchase from the other Lenders such participations in such Borrowings as shall be necessary to cause such Added Lender to share ratably (based on the proportion that such Added Lender’s Commitment bears to the total Commitments after giving effect to the Lender Addition) in each such Borrowing. To purchase such participations, the Added Lender shall before 12:00 noon (New York City time) on the effective date of its Assumption and Acceptance, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 11.02, in Dollars and in same day funds, such Added Lender’s ratable portion (based on the proportion that such Added Lender’s Commitment (or the increase in such Added Lender’s Commitment, in the case of an Added Lender which is an existing Lender hereunder) bears to the total Commitments after giving effect to the Lender Addition) of each Borrowing then outstanding, together with an amount equal to such ratable portion of the interest which has accrued to such date and remains unpaid on such Borrowing. After the Agent’s receipt of such funds, the Agent will promptly make such same day funds available to the account of each Lender in an amount equal to such Lender’s ratable portion of such payment by the Added Lender.
     SECTION 2.04. Computations of Outstandings. Whenever reference is made in this Agreement to the principal amount outstanding on any date under this Agreement, such reference shall refer to the Total Outstandings. References to the unused portion of the Commitments shall refer to the excess, if any, of the Commitments hereunder over the Total Outstandings; and references to the unused portion of any Lender’s Commitment shall refer to such Lender’s Percentage of the unused Commitments.
ARTICLE III
LOANS
     SECTION 3.01. Loans.
          (a) The Borrower may request a Borrowing (other than a Conversion) by delivering a notice (a “Notice of Borrowing”) to the Administrative Agent no later than 12:00 noon (New York City time) on the third Business Day prior to the proposed Borrowing or, in the case of ABR Loans, no later than 11:00 a.m. (New York City time) on the date of the proposed Borrowing. The Administrative Agent shall give each Lender prompt notice of each Notice of Borrowing. Each Notice of Borrowing shall be in substantially the form of Exhibit A and shall specify the requested (i) date of such Borrowing, (ii) Type of Loans to be made in connection with such Borrowing, (iii) Interest Period, if any, for such Loans and (iv) amount of such Borrowing. Each proposed Borrowing shall conform to the requirements of Sections 3.03 and 3.04.
          (b) Each Lender shall, before 1:00 p.m. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s offices at 2 Penns Way, Suite 200, New Castle, DE 19270, in same day funds, such Lender’s Percentage of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent’s aforesaid address. Notwithstanding the foregoing, unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Percentage available to the Administrative Agent on the date of such Borrowing in accordance with the first sentence of this subsection (b), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.
          (c) The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Any Lender may request that Loans made by it be evidenced by a Promissory Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Promissory Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such Promissory Note and interest thereon shall at all times (including after assignment pursuant to Section 11.07) be represented by one or more Promissory Notes in such form payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Promissory Note for cancellation and requests that such Loans once again be evidenced as described in the first sentence of this Section 3.01(c).
     SECTION 3.02. Conversion of Loans. The Borrower may from time to time Convert any of the Loans (or portions thereof) of any Type to one or more Loans of the same or any other Type by delivering a notice of such Conversion (a “Notice of Conversion”) to the Administrative Agent (x) no later than 12:00 noon (New York City time) on the third Business Day prior to the date of any proposed Conversion into a Eurodollar Rate Loan and (y) no later than 11:00 a.m. (New York City time) on the date of any proposed Conversion into an ABR Loan. The Administrative Agent shall give each Lender prompt notice of each Notice of Conversion. Each Notice of Conversion shall be in substantially the form of Exhibit B and shall specify (i) the requested date of such Conversion, (ii) the Type of, and Interest Period, if any, applicable to, the Loans (or portions thereof) proposed to be Converted, (iii) the requested Type of Loans to which such Loans (or portions thereof) are proposed to be Converted, (iv) the requested initial Interest Period, if any, to be applicable to the Loans resulting from such Conversion and (v) the aggregate amount of Loans (or portions thereof) proposed to be Converted. Each proposed Conversion shall be subject to the provisions of Sections 3.03 and 3.04.
     SECTION 3.03. Interest Periods. The period between the date of each Eurodollar Rate Loan and the date of payment in full of such Loan shall be divided into successive periods of months (“Interest Periods”) for purposes of computing interest applicable thereto. The initial Interest Period for each such Loan shall begin on the day such Loan is made, and each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period for such Loan. The duration of each Interest Period shall be 1, 2, 3, or 6 months, as the Borrower may, in accordance with Section 3.01 or 3.02, select; provided, however, that:
     (i) the Borrower may not select any Interest Period for a Eurodollar Rate Loan that ends after the Maturity Date;
     (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and
     (iii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.
     SECTION 3.04. Other Terms Relating to the Making and Conversion of Loans.
          (a) Notwithstanding anything in Section 3.01 or 3.02 to the contrary:
     (i) each Borrowing shall be in an aggregate amount not less than $5,000,000, or an integral multiple of $1,000,000 in excess thereof (or such lesser amount as shall be equal to the total amount of the Available Commitments on such date, after giving effect to all other Extensions of Credit to be made on such date), and shall consist of Loans to the same Borrower of the same Type, having the same Interest Period and made or Converted on the same day by the Lenders ratably according to their respective Percentages;
     (ii) at no time shall the number of Borrowings comprising Eurodollar Rate Loans outstanding hereunder be greater than ten (10);
     (iii) no Eurodollar Rate Loan may be Converted on a date other than the last day of the Interest Period applicable to such Loan unless the corresponding amounts, if any, payable to the Lenders pursuant to Section 5.04(b) are paid contemporaneously with such Conversion;
     (iv) if the Borrower shall either fail to give a timely Notice of Conversion pursuant to Section 3.02 in respect of any of the Loans or fail, in any Notice of Conversion that has been timely given, to select the duration of any Interest Period for any of the Loans to be Converted into Eurodollar Rate Loans in accordance with Section 3.03, such Loans shall, on the last day of the then existing Interest Period therefor, automatically Convert into, or remain as, as the case may be, ABR Loans; and
     (v) if, on the date of any proposed Conversion, any Event of Default or Default shall have occurred and be continuing, all Loans then outstanding shall, on such date, automatically Convert into, or remain as, as the case may be, ABR Loans.
          (b) If any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations hereunder to make, or to fund or maintain, Eurodollar Rate Loans hereunder, (i) the obligation of such Lender to make, or to Convert Loans into, Eurodollar Rate Loans for any Borrowing from such Lender shall be forthwith suspended until the earlier to occur of the date upon which (A) such Lender shall cease to be a party hereto and (B) it is no longer unlawful for such Lender to make, fund or maintain Eurodollar Rate Loans, and (ii) if the maintenance of Eurodollar Rate Loans then outstanding through the last day of the Interest Period therefor would cause such Lender to be in violation of such law, regulation or assertion, the Borrower shall either prepay or Convert all Eurodollar Rate Loans from such Lender within five days after such notice. Promptly upon becoming aware that the circumstances that caused such Lender to deliver such notice no longer exist, such Lender shall deliver notice thereof to the Administrative Agent (but the failure to do so shall impose no liability upon such Lender). Promptly upon receipt of such notice from such Lender (or upon such Lender’s assigning all of its Commitment, Loans, participation and other rights and obligations hereunder pursuant to Section 11.07), the Administrative Agent shall deliver notice thereof to the Borrower and the Lenders and such suspension shall terminate.
          (c) If the Required Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Adjusted LIBO Rate for Eurodollar Rate Loans to be made in connection with such Borrowing will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Loans for such Borrowing, or that they are unable to acquire funding in a reasonable manner so as to make available Eurodollar Rate Loans in the amount and for the Interest Period requested, or if the Administrative Agent shall determine that adequate and reasonable means do not exist to be able to determine the Adjusted LIBO Rate, then the right of the Borrower to select Eurodollar Rate Loans for such Borrowing and any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Loan to be made or Converted in connection with such Borrowing shall be an ABR Loan.
          (d) If any Lender shall have delivered a notice to the Administrative Agent described in Section 3.04(b), and if and so long as such Lender shall not have withdrawn such notice in accordance with said Section 3.04(b), the Borrower or the Administrative Agent may demand that such Lender assign in accordance with Section 11.07, to one or more Eligible Banks designated by the Borrower or the Administrative Agent (each a “Prospective Lender”), all (but not less than all) of such Lender’s Commitment, Loans, participation and other rights and obligations hereunder; provided, that any such demand by the Borrower during the continuance of an Event of Default or Default shall be ineffective without the consent of the Required Lenders. If, within 30 days following any such demand by the Administrative Agent or the Borrower, any such Prospective Lender so designated shall fail to consummate such assignment on terms reasonably satisfactory to such Lender, or the Borrower and the Administrative Agent shall have failed to designate any such Prospective Lender, then such demand by the Borrower or the Administrative Agent shall become ineffective, it being understood for purposes of this provision that such assignment shall be conclusively deemed to be on terms reasonably satisfactory to such Lender, and such Lender shall be compelled to consummate such assignment forthwith, if such Prospective Lender (i) shall agree to such assignment in substantially the form of the Lender Assignment attached hereto as Exhibit F and (ii) shall tender payment to such Lender in an amount equal to the full outstanding dollar amount accrued in favor of such Lender hereunder (as computed in accordance with the records of the Administrative Agent), including, without limitation, all accrued interest and fees and, to the extent not paid by the Borrower, any payments required pursuant to Section 5.04(b).
          (e) Each Notice of Borrowing and Notice of Conversion shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of

Borrowing or Notice of Conversion specifies is to be comprised of Eurodollar Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill, on or before the date specified in such Notice of Borrowing or Notice of Conversion for such Borrowing, the applicable conditions (if any) set forth in this Article III (other than failure pursuant to the provisions of Section 3.04(b) or (c) hereof) or in Article VI, including any such loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender when such Loan, as a result of such failure, is not made on such date.
     SECTION 3.05. Repayment of Loans; Interest
          (a) Principal. The Borrower shall repay the outstanding principal amount of the Loans on the Maturity Date (or such earlier date as may be required pursuant to Section 2.03 or 9.02).
          (b) Interest. All Loans shall bear interest on the unpaid principal amount thereof from the date of such Loan until such principal amount shall be paid in full, at the Applicable Rate for such Loan (except as otherwise provided in this subsection (b)), payable as follows:
     (i) ABR Loans. If such Loan is an ABR Loan, interest thereon shall be payable quarterly in arrears on the last day of each March, June, September and December, on the date of any Conversion of such ABR Loan and on the date such ABR Loan shall become due and payable or shall otherwise be paid in full; provided that any amount of principal that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.
     (ii) Eurodollar Rate Loans. If such Loan is a Eurodollar Rate Loan, interest thereon shall be payable on the last day of such Interest Period and, if the Interest Period for such Loan has a duration of more than three months, on that day of each third month during such Interest Period that corresponds to the first day of such Interest Period (or, if any such month does not have a corresponding day, then on the last day of such month); provided that any amount of principal that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.
ARTICLE IV
LETTERS OF CREDIT
     SECTION 4.01. Issuing Banks. Subject to the terms and conditions hereof, the Borrower may from time to time identify and arrange for one or more Lenders reasonably satisfactory to the Administrative Agent to act as Issuing Banks hereunder. Any such designation by the Borrower shall be notified to the Administrative Agent at least three (3)

Business Days prior to the first date upon which the Borrower proposes that such Issuing Bank issue its first Letter of Credit. Nothing contained herein shall be deemed to require any Lender to agree to act as an Issuing Bank, if it does not so desire. In the event of any conflict between any Issuing Bank Agreement and this Agreement, the terms of this Agreement shall control.
     SECTION 4.02. Letters of Credit.
          (a) Each Letter of Credit shall be issued (or the stated maturity thereof extended or terms thereof modified or amended) for the account of the Borrower or a Subsidiary of the Borrower (other than Consumers or any Subsidiary thereof) on not less than three (3) Business Days’ prior written notice thereof to the Administrative Agent (which shall promptly distribute copies thereof to the Lenders) and the relevant Issuing Bank and shall be denominated in Dollars or in an Alternative Currency. Each such notice (a “Request for Issuance”) shall be delivered no later than 12:00 noon (New York City time) on the third Business Day prior to the proposed date of issuance, extension, modification or amendment and shall specify (i) the date (which shall be a Business Day) of issuance of such Letter of Credit (or the date of effectiveness of such extension, modification or amendment) and the stated expiry date thereof (which shall be no later than the earlier of the date that is five (5) Business Days (or, in the case of any commercial Letter of Credit, thirty (30) Business Days) prior to the Commitment Termination Date and the date which is one year after the requested date of issuance, provided that any Letter of Credit with a one year tenor may provide for the renewal thereof for additional periods of up to one year which shall in no event extend beyond the date which is five (5) Business Days (or, in the case of any commercial Letter of Credit, thirty (30) Business Days) prior to the Commitment Termination Date), (ii) the proposed stated amount of such Letter of Credit (which shall not be less than $100,000 (or the Dollar Equivalent thereof in an Alternative Currency) unless otherwise agreed by the applicable Issuing Bank), (iii) the currency in which such Letter of Credit shall be denominated (which currency shall be Dollars or an Alternate Currency), and (iv) such other information as shall demonstrate compliance of such Letter of Credit with the requirements specified therefor in this Agreement and the relevant Issuing Bank Agreement. Each Request for Issuance shall be irrevocable unless modified or rescinded by the Borrower in writing not less than two (2) Business Days prior to the proposed date of issuance (or effectiveness) specified therein. Not later than 12:00 noon (New York City time) on the proposed date of issuance (or effectiveness) specified in such Request for Issuance, and upon fulfillment of the applicable conditions precedent and the other requirements set forth herein and in the relevant Issuing Bank Agreement, such Issuing Bank shall issue (or extend, amend or modify) such Letter of Credit and provide notice and a copy thereof to the Administrative Agent, which shall promptly furnish notice thereof to each Lender.
          (b) Schedule II contains a schedule of certain letters of credit issued for the account of the Borrower prior to the Closing Date. Subject to the satisfaction of the applicable conditions contained in Article VI, from and after the Closing Date such letters of credit shall be deemed to be Letters of Credit issued pursuant to this Article IV for all purposes hereunder (each such Letter of Credit, a “Transitional Letter of Credit”). For purposes of clarification, each term or provision applicable to the issuance of a Letter of Credit (including conditions applicable thereto) shall be deemed to include the deemed issuance of the Transitional Letters of Credit on the Closing Date.

          (c) Each Lender severally agrees with each Issuing Bank to participate in the Extension of Credit resulting from the issuance or deemed issuance (or extension, modification or amendment) of each Letter of Credit issued or deemed issued (or extended, amended or modified) pursuant to this Section 4.02 in the manner and the amount provided in Section 4.04(b), and the issuance or deemed issuance of such Letter of Credit shall be deemed to be a confirmation by each Issuing Bank and each Lender of such participation in such amount.
          (d) Notwithstanding anything herein to the contrary, no Issuing Bank shall have any obligation to, and no Issuing Bank shall, issue, extend, amend or modify any Letter of Credit if on the date of such issuance, extension, amendment or modification, before or after giving effect thereto, (i) the Total Outstandings at such time would exceed the Commitments, (ii) the Dollar Equivalent of the aggregate LC Outstandings with respect to Letters of Credit denominated in euros would exceed the Euro Sublimit (iii) the Dollar Equivalent of the aggregate LC Outstandings with respect to Letters of Credit denominated in Indian Rupees would exceed the Indian Rupee Sublimit or (iv) the Dollar Equivalent of the aggregate LC Outstandings with respect to Letters of Credit denominated in Canadian Dollars would exceed the Canadian Dollar Sublimit.
     SECTION 4.03. Issuing Bank Fees. The Borrower shall pay directly to each Issuing Bank such fees and expenses, if any, specified to be paid to such Issuing Bank pursuant to each Issuing Bank Agreement to which it is a party, at the times, and in the manner, specified in such Issuing Bank Agreement.
     SECTION 4.04. Reimbursement to Issuing Banks.
          (a) The Borrower hereby agrees to pay to the Administrative Agent for the account of each Issuing Bank, on demand made by such Issuing Bank to the Borrower and the Administrative Agent, on and after each date on which such Issuing Bank shall pay any amount under any Letter of Credit issued by such Issuing Bank, a sum in Dollars equal to the Dollar Equivalent of the amount so paid (calculated as of the date of such payment by such Issuing Bank) plus interest on such Dollar Equivalent of such amount from the date so paid by such Issuing Bank until repayment to such Issuing Bank in full at a fluctuating interest rate per annum equal at all times to the Applicable Rate for ABR Loans.
          (b) If any Issuing Bank shall not have been reimbursed in full by the Borrower for any payment made by such Issuing Bank under a Letter of Credit issued by such Issuing Bank on the date of such payment, such Issuing Bank shall give the Administrative Agent and each Lender prompt notice thereof (an “LC Payment Notice”) no later than 12:00 noon (New York City time) on the Business Day immediately succeeding the date of such payment by such Issuing Bank. Each Lender severally agrees to purchase from each Issuing Bank a participation in the reimbursement obligation of the Borrower to such Issuing Bank under subsection (a) above, by paying to the Administrative Agent for the account of such Issuing Bank an amount in Dollars equal to such Lender’s Percentage of the Dollar Equivalent of such unreimbursed amount paid by such Issuing Bank (calculated as of the date of such payment by such Issuing Bank), plus interest on such Dollar Equivalent of such amount at a rate per annum equal to the Federal Funds Effective Rate from the date of such payment by such Issuing Bank to the date of payment to such Issuing Bank by such Lender. Each such payment by a Lender shall be made not later than 3:00 p.m. (New York City time) on the later to occur of (i) the Business Day immediately following the date of such payment by such Issuing Bank and (ii) the Business Day on which such Lender shall have received an LC Payment Notice from such Issuing Bank. Each Lender’s obligation to make each such payment to the Administrative Agent for the account of such Issuing Bank shall be several and shall not be affected by the occurrence or continuance of any Default or Event of Default or the failure of any other Lender to make any payment under this Section 4.04. Each Lender further agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
          (c) The failure of any Lender to make any payment to the Administrative Agent for the account of an Issuing Bank in accordance with subsection (b) above, shall not relieve any other Lender of its obligation to make payment, but no Lender shall be responsible for the failure of any other Lender. If any Lender shall fail to make any payment to the Administrative Agent for the account of an Issuing Bank in accordance with subsection (b) above, within five (5) Business Days after the LC Payment Notice relating thereto, then, for so long as such failure shall continue, such Issuing Bank shall be deemed, for purposes of Section 5.05 and Article IX hereof and the Cash Collateral Agreement, to be a Lender hereunder owed a Loan in an outstanding principal amount equal to the amount due and payable by such Lender to the Administrative Agent for the account of such Issuing Bank pursuant to subsection (b) above.
          (d) Each participation purchased by a Lender under subsection (b) above, shall constitute an ABR Loan in the amount in Dollars paid by such Lender to the Administrative Agent for the account of the applicable Issuing Bank and shall be deemed made by such Lender to the Borrower on the date of the related payment by the relevant Issuing Bank under the applicable Letter of Credit issued by such Issuing Bank (irrespective of the Borrower’s noncompliance, if any, with the conditions precedent for Loans hereunder); and all such payments by the Lenders in respect of any one such payment by such Issuing Bank shall constitute a single Borrowing hereunder.
     SECTION 4.05. Obligations Absolute. The payment obligations of each Lender under Section 4.04(b) and of the Borrower under this Agreement in respect of any payment under any Letter of Credit and any Loan made under Section 4.04(d) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:
     (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto or to such Letter of Credit;
     (ii) any amendment or waiver of, or any consent to departure from, all or any of the Loan Documents;
     (iii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of such Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank, or any other Person, whether in connection with this

Agreement, the transactions contemplated herein or by such Letter of Credit, or any unrelated transaction;
     (iv) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
     (v) payment in good faith by any Issuing Bank under a Letter of Credit issued by such Issuing Bank against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or
     (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.
     SECTION 4.06. Indemnification; Liability of Issuing Banks and the Lenders.
          (a) In addition to amounts payable as elsewhere provided in this Agreement, the Borrower hereby agrees to pay and to protect, indemnify, and save harmless each Indemnified Person from and against any and all liabilities and costs that any such Indemnified Person may incur or be subject to as a consequence, direct or indirect, of (i) the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or (ii) the failure of any Issuing Bank to honor a demand for payment under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, in each case other than to the extent solely as a result of the (x) gross negligence or willful misconduct of such Indemnified Person as determined by a court of competent jurisdiction by final and nonappealable judgment or (y) any Issuing Bank’s failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit.
          (b) The Borrower assumes all risks of the acts and omissions of any beneficiary or transferee of any Letter of Credit. Neither the Issuing Bank that has issued such Letter of Credit, nor any other Indemnified Person, shall be liable or responsible for (i) the use that may be made of such Letter of Credit or any acts or omissions of any beneficiary or transferee thereof in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by such Issuing Bank against presentation of documents that do not comply with the terms of such Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under such Letter of Credit, except that the Borrower shall have the right to bring suit against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower and any Lender, to the extent of any direct, as opposed to consequential, damages suffered by the Borrower or such Lender which the Borrower or such Lender proves were caused by such Issuing Bank’s willful misconduct or gross negligence as determined by a court of competent jurisdiction by final and nonappealable judgment, including such Issuing Bank’s willful failure to make timely payment under such Letter of Credit following the presentation to it by the beneficiary thereof of a draft and accompanying certificate(s) which strictly comply with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, any Issuing Bank may accept sight drafts and accompanying certificates presented under any Letter of Credit issued by such Issuing Bank that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. Notwithstanding the foregoing, no Lender shall be obligated to indemnify the Borrower for damages caused by any Issuing Bank’s willful misconduct or gross negligence, and the obligation of the Borrower to reimburse the Lenders hereunder shall be absolute and unconditional, notwithstanding the gross negligence or willful misconduct of any Issuing Bank.
          (c) The Borrower’s other obligations under this Section 4.06 shall survive the repayment of all amounts owing to the Lenders, the Issuing Banks and the Agents under the Loan Documents and the termination of the Commitments. If and to the extent that the obligations of the Borrower under this Section 4.06 are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.
     SECTION 4.07. Currency Equivalents. The Dollar Equivalent of any amount denominated in any Alternative Currency shall be determined by the Issuing Bank in accordance with prevailing exchange rates, as set forth in the applicable Issuing Bank Agreement, and notice of such amount shall be provided to the Administrative Agent, in each case on the applicable date. The Dollar Equivalent of the stated amount of each Letter of Credit outstanding made in an Alternative Currency and of the amount of each participation purchased by a Lender under Section 4.04(b) shall be recalculated hereunder on (i) each date that it shall be necessary to determine the unused portion of each Lender’s Commitment, or the outstanding amount of any or all Loans, LC Outstandings or any Extension of Credit, or (ii) on any such other date which the Administrative Agent deems such recalculation necessary or advisable or is otherwise directed to make such recalculation by the Required Lenders, but in any event at least monthly. The Administrative Agent agrees to provide notice to the Lenders of the relevant Dollar Equivalent determined pursuant to each such determination and each such recalculation as soon as practicable following such determination or recalculation, as the case may be.
     SECTION 4.08. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under the Promissory Notes in any currency (the “Original Currency”) into another currency (the “Other Currency”) the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at the Administrative Agent’s main office in New York, New York on the Business Day immediately preceding that on which final judgment is given. The obligation of the Borrower in respect of any sum due in the Original Currency from it to any Lender, any Issuing Bank, the Collateral Agent or Administrative Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender, Issuing Bank, Collateral Agent or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency such Lender, Issuing Bank, Collateral Agent or Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such

Lender, Issuing Bank, Collateral Agent or Administrative Agent (as the case may be) in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, Issuing Lender, Collateral Agent or Administrative Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due in the Original Currency to any Lender, Issuing Lender, Collateral Agent or Administrative Agent (as the case may be), such Lender, Issuing Lender, Collateral Agent or Administrative Agent (as the case may be) agrees to remit to the Borrower such excess.
     SECTION 4.09. Cash Collateral Agreement. The Borrower agrees that it will maintain pursuant to the Cash Collateral Agreement a cash collateral account, in the name of the Borrower but under the sole dominion and control of the Collateral Agent, for the benefit of itself, the Administrative Agent, the LC Issuers and the Lenders. The Borrower hereby pledges, assigns and grants to the Collateral Agent, for the benefit of itself, the Administrative Agent, the LC Issuers and the Lenders, a security interest in all of its right, title and interest in and to all funds which may from time to time be on deposit in such account to secure the prompt and complete payment and performance of all reimbursement obligations of the Borrower now or hereafter existing with respect to LC Obligations.
     SECTION 4.10. Court Order. If at any time any Issuing Bank shall have been served with or otherwise subjected to a court order, injunction, or other process or decree issued or granted at the instance of the Borrower restraining or seeking to restrain such Issuing Bank from paying any amount under any Letter of Credit issued by it (other than pursuant to any action or proceeding based on Section 5-109 of the Uniform Commercial Code) and either (i) there has been a drawing under such Letter of Credit which such Issuing Bank would otherwise be obligated to pay or (ii) the stated expiration date or any reduction of the stated amount of such Letter of Credit has occurred but the right of the beneficiary to draw thereunder has been extended in connection with the pendency of the related court action or proceeding, the Borrower shall provide cash collateral pursuant to the Cash Collateral Agreement in an amount equal to one hundred five percent (105%) of the Dollar Equivalent of the LC Outstandings at such time in respect of such Letter of Credit.
ARTICLE V
PAYMENTS, COMPUTATIONS AND YIELD PROTECTION
     SECTION 5.01. Payments and Computations.
          (a) The Borrower shall make each payment hereunder and under the other Loan Documents not later than 2:00 p.m. (New York City time) on the day when due in Dollars to the Administrative Agent at its offices at 2 Penns Way, Suite 200, New Castle, DE 19270, in same day funds, except payments to be made directly to any Issuing Bank as expressly provided herein; any payment received after 3:00 p.m. (New York City time) shall be deemed to have been received at the start of business on the next succeeding Business Day, unless the Administrative Agent shall have received from, or on behalf of, the Borrower a Federal Reserve reference number with respect to such payment before 4:00 p.m. (New York City time). The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, fees or other amounts payable to the Lenders, to the respective

Lenders to which the same are payable, for the account of their respective Applicable Lending Offices, in each case to be applied in accordance with the terms of this Agreement. If and to the extent that any distribution of any payment from the Borrower required to be made to any Lender pursuant to the preceding sentence shall not be made in full by the Administrative Agent on the date such payment was received by the Administrative Agent, the Administrative Agent shall pay to such Lender, upon demand, interest on the unpaid amount of such distribution, at a rate per annum equal to the Federal Funds Effective Rate, from the date of such payment by the Borrower to the Administrative Agent to the date of payment in full by the Administrative Agent to such Lender of such unpaid amount. Upon the Administrative Agent’s acceptance of a Lender Assignment and recording of the information contained therein in the Register pursuant to Section 11.07, from and after the effective date specified in such Lender Assignment, the Administrative Agent shall make all payments hereunder and under any Promissory Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Lender Assignment shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.
          (b) The Borrower hereby authorizes the Administrative Agent, each Lender and each Issuing Bank, if and to the extent payment owed to the Administrative Agent, such Lender or such Issuing Bank, as the case may be, is not made when due hereunder (or, in the case of a Lender, under any Promissory Note held by such Lender), to charge from time to time against any or all of the Borrower’s accounts with the Administrative Agent, such Lender or such Issuing Bank, as the case may be, any amount so due.
          (c) All computations of interest based on the Alternate Base Rate (when the Alternate Base Rate is based on the Prime Rate) shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be. All other computations of interest and fees hereunder (including computations of interest based on the Adjusted LIBO Rate, the CD Rate and the Federal Funds Effective Rate) shall be made by the Administrative Agent on the basis of a year of 360 days. In each such case, such computation shall be made for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each such determination by the Administrative Agent or a Lender shall be conclusive and binding for all purposes, absent manifest error.
          (d) Whenever any payment hereunder or under any other Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and fees hereunder; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day and such reduction of time shall in such case be included in the computation of payment of interest hereunder.
          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each

Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.
          (f) Any amount payable by the Borrower hereunder or under any of the Promissory Notes that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the fullest extent permitted by law) bear interest, from the date when due until paid in full, at a rate per annum equal at all times to the Default Rate, payable on demand.
          (g) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied, subject to Section 5.07, (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto.
     SECTION 5.02. Interest Rate Determination. The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 3.05(b)(i) or (ii).
     SECTION 5.03. Prepayments. The Borrower shall have no right to prepay any principal amount of any Loans other than as follows:
          (a) The Borrower may (and shall provide notice thereof to the Administrative Agent not later than 10:00 a.m. (New York City time) on the date of prepayment, and the Administrative Agent shall promptly distribute copies thereof to the Lenders), and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of the Loans made as part of the same Borrowing, in whole or ratably in part; provided, however, that each partial prepayment shall be in an aggregate principal amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or such lesser amount as shall be equal to the total amount of Loans outstanding to the Borrower).
          (b) On any date on which (i) any termination or optional or mandatory reduction of the Commitments shall occur pursuant to Section 2.03(a) or (b) or (ii) the Total Outstandings shall exceed the aggregate amount of the Commitments, the Borrower shall first, pay or prepay the principal outstanding on the Loans and/or all LC Outstandings that represent amounts that have been drawn under Letters of Credit but have neither been reimbursed by the Borrower nor converted into ABR Loans, second, if all of the Loans and all of such unreimbursed amounts constituting LC Outstanding shall have been paid in full, provide cash collateral pursuant to the Cash Collateral Agreement, to secure remaining LC Outstandings, and third, cause an amount of Letters of Credit to be cancelled (if necessary after taking into account the payments and provision of cash collateral in the immediately preceding clauses), in each case, in an aggregate amount equal to the excess, as applicable, of (A) the Total Outstandings over (B) the aggregate amount of the sum of the Commitments (following such termination or reduction, if any) and any cash collateral on deposit in the Cash Collateral Account. Any payments and prepayments required by clause “first” of this subsection (b) shall be applied to outstanding ABR Loans up to the full amount thereof before they are applied to outstanding Eurodollar Rate Loans.
          (c) On any date on which (i) the aggregate Dollar Equivalent of all LC Outstandings denominated in euros shall exceed the Euro Sublimit, (ii) all LC Outstandings denominated in Indian Rupees shall exceed the Indian Rupee Sublimit, or (iii) the aggregate Dollar Equivalent of all LC Outstandings denominated in Canadian Dollars shall exceed the Canadian Dollar Sublimit, the Borrower shall provide cash collateral pursuant to the Cash Collateral Agreement, to secure the LC Outstandings in an aggregate amount equal to the excess, as applicable, of (A)(1) the aggregate Dollar Equivalent of all LC Outstandings denominated in euro, over (2) the sum of the Euro Sublimit and, without duplication, such cash collateral, (B)(1) the aggregate Dollar Equivalent of all LC Outstandings denominated in Indian Rupees, over (2) the sum of the Indian Rupee Sublimit and, without duplication, such cash collateral or (C)(1) the aggregate Dollar Equivalent of all LC Outstandings denominated in Canadian Dollars, over (2) the sum of the Canadian Dollar Sublimit and, without duplication, such cash collateral.
          (d) Any prepayment pursuant to this Section 5.03 shall be accompanied by (i) accrued interest to the date of such prepayment on the principal amount repaid and (ii) in the case of prepayments of Eurodollar Rate Loans, any amount payable to the Lenders pursuant to Section 5.04(b). In the event that the Borrower requests the release of any cash collateral pursuant to the terms of the Cash Collateral Agreement and on the date of such request or at any time prior to the time of such release, there has become, or there becomes, due and payable any prepayment of any Loans under this Agreement, the Borrower hereby directs the Administrative Agent to apply the proceeds of such release of cash collateral to such prepayment of such Loans and agrees that any such request is a confirmation of such direction.
     SECTION 5.04. Yield Protection.
          (a) Increased Costs. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the Closing Date, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued or made after the Closing Date, there shall be reasonably incurred any increase in (A) the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or of participating in the issuance, maintenance or funding of any Letter of Credit, or (B) the cost to any Issuing Bank of issuing or maintaining any Letter of Credit, then the Borrower shall from time to time, upon demand by such Lender or Issuing Bank, as the case may be (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender or Issuing Bank, as the case may be, additional amounts sufficient to compensate such Lender or Issuing Bank, as the case may be, for such increased cost. A certificate as to the amount of such increased cost and giving a reasonable explanation thereof, submitted to the Borrower and the Administrative Agent by such Lender or such Issuing Bank, as the case may be, shall constitute such demand and shall be conclusive and binding for all purposes, absent manifest error.

          (b) Breakage. If (i) due to any prepayment pursuant to Section 2.03, an acceleration of maturity of the Loans pursuant to Section 9.02, or any other reason, any Lender receives payments of principal of any Eurodollar Rate Loan other than on the last day of the Interest Period relating to such Loan, (ii) the Borrower shall Convert any Eurodollar Rate Loans on any day other than the last day of the Interest Period therefor, (iii) the Borrower shall fail to prepay a Eurodollar Rate Loan on the date specified in a notice of prepayment or (iv) a Eurodollar Rate Loan is not made or continued, or an ABR Loan is not Converted to a Eurodollar Rate Loan, on the date specified by the Borrower in the applicable Notice of Borrowing or Notice of Conversion, the Borrower shall, promptly after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for additional losses, costs, or expenses (including anticipated lost profits) that such Lender may reasonably incur as a result of such occurrence, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan. For purposes of this subsection (b), a certificate setting forth the amount of such additional losses, costs, or expenses and giving a reasonable explanation thereof, submitted to the Borrower and the Administrative Agent by such Lender, shall constitute such demand and shall be conclusive and binding for all purposes, absent manifest error.
          (c) Capital. If any Lender or Issuing Bank determines that (i) compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or Issuing Bank, whether directly, or indirectly as a result of commitments of any Person controlling such Lender or Issuing Bank (but without duplication), and (ii) the amount of such capital is increased by or based upon (A) the existence of such Lender’s or such Issuing Bank’s commitment to lend or issue or participate in any Letter of Credit hereunder, (B) the participation in or issuance or maintenance of any Letter of Credit or Loan or (C) other similar such commitments, then, upon demand by such Lender or Issuing Bank, the Borrower agrees immediately to pay to the Administrative Agent for the account of such Lender or Issuing Bank from time to time as specified by such Lender or Issuing Bank additional amounts sufficient to compensate such Lender or Issuing Bank in the light of such circumstances, to the extent that such Lender or Issuing Bank reasonably determines such increase in capital to be allocable to the transactions contemplated hereby. A certificate as to such amounts and giving a reasonable explanation thereof (to the extent permitted by law), submitted to the Borrower and the Administrative Agent by such Lender or Issuing Bank, shall be conclusive and binding for all purposes, absent manifest error.
          (d) Notices. Each Lender and Issuing Bank hereby agrees to use its best efforts to notify the Borrower of the occurrence of any event referred to in subsection (a), (b) or (c) of this Section 5.04 promptly after becoming aware of the occurrence thereof. The failure of any Lender or any Issuing Bank to provide such notice or to make demand for payment under said subsection shall not constitute a waiver of such Lender’s or such Issuing Bank’s (as the case may be) rights hereunder; provided that, notwithstanding any provision to the contrary contained in this Section 5.04, the Borrower shall not be required to reimburse any Lender or any Issuing Bank for any amounts or costs incurred under subsection (a), (b) or (c) of this Section 5.04 more than 90 days prior to the date that such Lender or such Issuing Bank’s (as the case may be)

notifies the Borrower in writing thereof, in each case unless, and to the extent that, any such amounts or costs so incurred shall relate to the retroactive application of any event notified to the Borrower which entitles such Lender or such Issuing Bank (as the case may be) to such compensation. If any Lender or any Issuing Bank shall subsequently determine that any amount demanded and collected under this Section 5.04 was done so in error, such Lender or such Issuing Bank (as the case may be) will promptly return such amount to the Borrower.
          (e) Survival of Obligations. Subject to subsection (d) above, the Borrower’s obligations under this Section 5.04 shall survive the repayment of all other amounts owing to the Lenders, the Agents and the Issuing Banks under the Loan Documents and the termination of the Commitments. If and to the extent that the obligations of the Borrower under this Section 5.04 are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.
     SECTION 5.05. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Section 5.04 or Section 5.06) in excess of its ratable share of payments obtained by all the Lenders on account of the Loans of such Lenders, such Lender shall forthwith purchase from the other Lenders such participation in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 5.05 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Notwithstanding the foregoing, if any Lender shall obtain any such excess payment involuntarily, such Lender may, in lieu of purchasing participations from the other Lenders in accordance with this Section 5.05, on the date of receipt of such excess payment, return such excess payment to the Administrative Agent for distribution in accordance with Section 5.01(a).
     SECTION 5.06. Taxes.
          (a) All payments by the Borrower hereunder and under the other Loan Documents shall be made in accordance with Section 5.01, free and clear of and without deduction for all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, each Issuing Bank and each Agent, taxes imposed on its overall net income, and franchise taxes imposed on it by the jurisdiction under the laws of which such Lender, Issuing Bank or Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it by the jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender, Issuing Bank or Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.06) such Lender, Issuing Bank or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.
          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as “Other Taxes”).
          (c) The Borrower agrees to indemnify each Lender, Issuing Bank and Agent for the full amount of Taxes and Other Taxes (including any Taxes and any Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.06) paid by such Lender, Issuing Bank or Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Lender, Issuing Bank or Agent (as the case may be) makes written demand therefor; provided, that such Lender, Issuing Bank or Agent (as the case may be) shall not be entitled to demand payment under this Section 5.06 for an amount if such demand is not made within one year following the date upon which such Lender, Issuing Bank or Agent (as the case may be) shall have been required to pay such amount.
          (d) Within thirty (30) days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 11.02, the original or a certified copy of a receipt evidencing payment thereof.
          (e) Each Bank represents and warrants that either (i) it is organized under the laws of a jurisdiction within the United States or (ii) it has delivered to the Borrower or the Administrative Agent duly completed copies of such form or forms prescribed by the United States Internal Revenue Service indicating that such Bank is entitled to receive payments without deduction or withholding of any United States federal income taxes, as permitted by the Internal Revenue Code of 1986, as amended. Each other Lender agrees that, on or prior to the date upon which it shall become a party hereto, and upon the reasonable request from time to time of the Borrower or the Administrative Agent, such Lender will deliver to the Borrower and the Administrative Agent (to the extent that it is not prohibited by law from doing so) either (A) a statement that it is organized under the laws of a jurisdiction within the United States or (B) duly completed copies of such form or forms as may from time to time be prescribed by the United States Internal Revenue Service, indicating that such Lender is entitled to receive payments without deduction or withholding of any United States federal income taxes, as permitted by the Internal Revenue Code of 1986, as amended. Each Bank that has delivered, and each other Lender that hereafter delivers, to the Borrower and the Administrative Agent the form or forms referred to in the two preceding sentences further undertakes to deliver to the Borrower and the Administrative Agent, to the extent that it is not prohibited by law from doing so, further copies of such form or forms, or successor applicable form or forms, as the case may be, as and when any previous form filed by it hereunder shall expire or shall become incomplete or inaccurate in any respect. Each Lender represents and warrants that each such form supplied by it to the Administrative Agent and the Borrower pursuant to this subsection (e), and not superseded by another form supplied by it, is or will be, as the case may be, complete and accurate.
     SECTION 5.07. Apportionment of Payments.
          (a) Subject to the provisions of Section 2.03, Section 5.03(b) and Section 5.07(b), all payments of principal and interest in respect of outstanding Loans, all payments in respect of unpaid reimbursement obligations under Section 4.04(a), all payments of fees and all other payments in respect of any other Obligations hereunder, shall be allocated among such of the Lenders and the Issuing Banks as are entitled thereto, ratably or otherwise as expressly provided herein. Except as provided in Section 5.07(b) with respect to payments and proceeds of Collateral received after the occurrence of an Event of Default, all such payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower shall be applied:
     (i) first, to pay principal of and interest on any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender other than Citibank for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;
     (ii) second, to pay interest on and then the principal of the Loans then due and payable (in the order described hereinbelow);
     (iii) third to pay principal of and interest on all unpaid reimbursement obligations under Section 4.04(a);
     (iv) fourth, to the Cash Collateral Account, to secure outstanding Letters of Credit to the extent required pursuant to this Agreement;
     (v) fifth, to pay all other Obligations under any Loan Document then due and payable, ratably; and
     (vi) sixth, as the Borrower so designates.
All such principal and interest payments in respect of the Loans shall be applied first to repay outstanding ABR Loans and then to repay outstanding Eurodollar Rate Loans with those Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods.
          (b) During the continuance of an Event of Default and after declaration thereof by written notice from the Administrative Agent to the Borrower, the Administrative Agent shall apply all payments in respect of Loans, unpaid reimbursement obligations under

Section 4.04(a) or any other Obligations, and the Collateral Agent shall deliver all proceeds of Collateral to the Administrative Agent for application, in the following order:
     (i) first, to pay principal of and interest on any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender other than Citibank for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;
     (ii) second, to pay any fees, expense reimbursements or indemnities then due to the Agents under any of the Loan Documents;
     (iii) third, to the ratable payment of any fees, expense reimbursements or indemnities then due to the Lenders and the Issuing Banks under any of the Loan Documents;
     (iv) fourth, to the ratable payment of interest due in respect of the Loans, in accordance with the Lenders’ respective Percentages;
     (v) fifth, to the ratable payment or prepayment of principal outstanding on all Loans, in accordance with the Lenders’ respective Percentages;
     (vi) sixth, to pay principal of and interest on all unpaid reimbursement obligations under Section 4.04(a);
     (vii) seventh, to the Cash Collateral Account to secure LC Obligations in respect of outstanding Letters of Credit, in an amount equal to the Cash Collateral Required Amount; and
     (viii) eighth, to the ratable payment of all other Obligations then outstanding under the Loan Documents.
The order of priority set forth in this Section 5.07(b) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agents and the Lenders as among themselves.
     SECTION 5.08. Proceeds of Collateral. During the continuance of an Event of Default and after declaration thereof by written notice from the Administrative Agent to the Borrower, the Borrower shall cause all proceeds of Collateral to be deposited pursuant to arrangements for the collection of such amounts established by the Borrower and the Administrative Agent (or the Collateral Agent, as applicable) for application pursuant to Section 5.07. All collections of proceeds of Collateral which are received directly by the Borrower shall be deemed to have been received by the Borrower as the Collateral Agent’s trustee and, during the continuance of an Event of Default and after declaration thereof by written notice from the Administrative Agent to the Borrower, upon the Borrower’s receipt thereof, the Borrower shall immediately transfer all such amounts to the Administrative Agent for application pursuant to Section 5.07. All other proceeds of Collateral received by the Collateral Agent and/or the Administrative Agent, whether through direct payment or otherwise, will be deemed received by such Agent, will be the sole property of such Agent, and will be held by such Agent, for the benefit of the Lenders for application pursuant to Section 5.07.

ARTICLE VI
CONDITIONS PRECEDENT
     SECTION 6.01. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the fulfillment of the following conditions precedent:
          (a) The Administrative Agent shall have received, on or before the Closing Date, the following, in form and substance satisfactory to each Lender (except where otherwise specified below) and (except for any Promissory Notes) in sufficient copies for each Lender:
     (i) Certified copies of the resolutions of the Board of Directors, or of the Executive Committee of the Board of Directors, of the Borrower authorizing the Borrower to enter into each Loan Document and of all documents evidencing other necessary corporate or other action and Governmental Approvals, if any, with respect to each such Loan Document.
     (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names, true signatures and incumbency of (A) the officers of the Borrower authorized to sign the Loan Documents and the other documents to be delivered hereunder and thereunder and (B) the representatives of the Borrower authorized to sign notices to be provided under the Loan Documents, which representatives shall be acceptable to the Administrative Agent.
     (iii) Copies of the Certificate of Incorporation and by-laws of the Borrower, together with all amendments thereto, certified by the Secretary or an Assistant Secretary of the Borrower.
     (iv) Good Standing Certificate for the Borrower issued by the Secretary of State of Michigan as of a recent date.
     (v) The Cash Collateral Agreement, duly executed by the Borrower.
     (vi) The Borrower Pledge Agreement, duly executed by the Borrower.
     (vii) A certified copy of Schedule I hereto, in form and substance reasonably satisfactory to the Administrative Agent setting forth:
     (A) all Project Finance Debt of the Borrower and the Consolidated Subsidiaries as of December 31, 2006; and
     (B) debt (as such term is construed in accordance with GAAP) of the Borrower as of December 31, 2006.

     (viii) Favorable opinions of: (A) James Brunner, Esq., General Counsel of the Borrower, in substantially the form of Exhibit C and as to such other matters as the Required Lenders, through the Administrative Agent, may reasonably request and (B) Sidley Austin LLP, special counsel to the Administrative Agent, in substantially the form of Exhibit D.
          (b) The following statements shall be true and the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower, dated the Closing Date and in sufficient copies for each Lender stating that:
     (i) the representations and warranties set forth in Section 7.01 of this Agreement are true and correct on and as of the Closing Date as though made on and as of such date,
     (ii) no event has occurred and is continuing that constitutes a Default or an Event of Default, and
     (iii) all Governmental Approvals necessary in connection with the Loan Documents and the transactions contemplated thereby and the continuing operations of the Borrower and its Subsidiaries have been obtained and are in full force and effect, and all third party approvals necessary or advisable in connection with the Loan Documents and the transactions contemplated thereby and the continuing operations of the Borrower and its Subsidiaries have been obtained and are in full force and effect, other than filings necessary to create or perfect security interests in the Collateral or as may be required under applicable energy, antitrust or securities laws in connection with the exercise of remedies with respect to certain Collateral.
          (c) The Administrative Agent shall have received evidence satisfactory to it that all financing statements relating to the Collateral have been completed for filing or recording and/or filed, and all certificates representing capital stock or other ownership interests included in the Collateral have been delivered to the Collateral Agent (with duly executed stock powers).
          (d) The Borrower shall have paid, on or before the Closing Date, all fees under or referenced in Section 2.02(b) and all expenses referenced in Section 11.04(a), in each case to the extent due and payable as of the Closing Date.
          (e) The Administrative Agent shall have received each of the following on or before the Closing Date, in each case in form and substance satisfactory to it with sufficient copies for each Lender:
     (i) A certificate, executed by the chief executive officer and the chief financial officer of the Borrower and Consumers, as applicable, in favor of the Agents and the Lenders with respect to the financial statements described in Sections 7.01(e)(i) and (ii) certifying that such financial statements have been prepared in accordance with GAAP and are true and correct as of the date of such certificate;
     (ii) Copies of the financial statements described in Sections 7.01(e)(i) and (ii); and

     (iii) Copies of the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
          (f) The Administrative Agent shall have received evidence satisfactory to it that on the Closing Date all “Letters of Credit” under (and as defined in) the Existing Credit Agreement shall constitute Transitional Letters of Credit hereunder and all “Loans” under (and as defined in) the Existing Credit Agreement and all other amounts due under the Existing Credit Agreement have been paid in full by the Borrower and Enterprises.
     SECTION 6.02. Conditions Precedent to Each Extension of Credit. The obligation of each Lender or Issuing Bank, as the case may be, to make an Extension of Credit (including the initial Extension of Credit (including the deemed issuance of the Transitional Letters of Credit), but excluding the Conversion of a Eurodollar Rate Loan into an ABR Loan) shall be subject to the further conditions precedent that, on the date of such Extension of Credit and after giving effect thereto:
          (a) The following statements shall be true (and each of the giving of the applicable notice or request with respect thereto and the making of such Extension of Credit without prior correction by the Borrower shall (to the extent that such correction has been previously consented to by the Lenders and the Issuing Banks) constitute a representation and warranty by the Borrower that, on the date of such Extension of Credit, such statements are true):
     (i) the representations and warranties contained in Section 7.01 of this Agreement (other than those contained in subsections (e)(iii) and (f) thereof) are correct on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds thereof, as though made on and as of such date; and
     (ii) no Default or Event of Default has occurred and is continuing, or would result from such Extension of Credit or the application of the proceeds thereof.
          (b) The Administrative Agent shall have received such other approvals, opinions and documents as any Lender or Issuing Bank, through the Administrative Agent, may reasonably request as to the legality, validity, binding effect or enforceability of the Loan Documents or the business, property, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries.
     SECTION 6.03. Conditions Precedent to Certain Extensions of Credit. The obligation of each Lender or Issuing Bank, as the case may be, to make an Extension of Credit (including the initial Extension of Credit (including the deemed issuance of the Transitional Letters of Credit)) that would (after giving effect to all Extensions of Credit on such date and the application of proceeds thereof) increase the principal amount outstanding hereunder, or to make an Extension of Credit of the type described in clause (ii) or (iii) of the definition thereof (except any amendment of a Letter of Credit the sole effects of which are to extend the stated termination date thereof and/or to make nonmaterial modifications thereto), shall be subject to the further conditions precedent that, on the date of such Extension of Credit and after giving effect thereto:

          (a) the following statements shall be true (and each of the giving of the applicable notice or request with respect thereto and the making of such Extension of Credit without prior correction by the Borrower shall (to the extent that such correction has been previously consented to by the Lenders) constitute a representation and warranty by the Borrower that, on the date of such Extension of Credit, such statements are true):
     (i) unless the Debt Rating Condition is satisfied on such date, the representation and warranty contained in subsection (e)(iii) of Section 7.01 of this Agreement is correct on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds thereof, as though made on and as of such date;
     (ii) the representations and warranties contained in subsection (f) of Section 7.01 of this Agreement are correct on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds thereof, as though made on and as of such date; and
     (iii) no Default or Event of Default has occurred and is continuing, or would result from such Extension of Credit or the application of the proceeds thereof;
          (b) the Administrative Agent shall have received such other approvals, opinions and documents as any Lender or Issuing Bank, through the Administrative Agent, may reasonably request.
     SECTION 6.04. Reliance on Certificates. The Lenders, the Issuing Banks and each Agent shall be entitled to rely conclusively upon the certificates delivered from time to time by officers of the Borrower as to the names, incumbency, authority and signatures of the respective persons named therein until such time as the Administrative Agent may receive a replacement certificate, in form acceptable to the Administrative Agent, from an officer of the Borrower identified to the Administrative Agent as having authority to deliver such certificate, setting forth the names and true signatures of the officers and other representatives of the Borrower thereafter authorized to act on behalf of the Borrower.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES
     SECTION 7.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
          (a) Existence and Standing. Each of the Borrower, Consumers and each of the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary.
          (b) Authorization; No Conflicts. The execution, delivery and performance by the Borrower of each Loan Document (i) are within the Borrower’s powers, (ii) have been duly authorized by all necessary corporate action or proceedings and (iii) do not and will not (A)

require any consent or approval of the stockholders (or other applicable holder of equity) of the Borrower (other than such consents and approvals which have been obtained and are in full force and effect), (B) violate any provision of the charter or by-laws of the Borrower or of law, (C) violate any legal restriction binding on or affecting the Borrower, (D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any of its respective properties.
          (c) Government Consent. No Governmental Approval is required, other than filings necessary to create or perfect security interests in the Collateral or as may be required under applicable energy, antitrust or securities laws in connection with the exercise of remedies with respect to certain Collateral.
          (d) Security Interests; Enforceability. Each Loan Document (i) where applicable, creates valid and, upon filing of the financing statements delivered on or prior to the Closing Date and described in Section 6.01(c), perfected security interests in the Collateral covered thereby securing the payment of all of the Loans and reimbursement obligations purported to be secured thereby, which security interests shall be first priority perfected security interests, subject to Liens permitted under Section 8.02(a), and (ii) is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms; subject to the qualification, however, that the enforcement of the rights and remedies herein and therein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).
          (e) Financial Statements; Material Adverse Change. (i) The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at December 31, 2005 and December 31, 2006, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Consolidated Subsidiaries for the fiscal years then ended, included in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, copies of each of which have been furnished to the Administrative Agent for distribution to each Lender, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such dates and the results of operations of the Borrower and its Consolidated Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied; (ii) the consolidated balance sheets of Consumers and its consolidated Subsidiaries as at December 31, 2005 and December 31, 2006, and the related consolidated statements of income, retained earnings and cash flows of Consumers and its consolidated Subsidiaries for the fiscal years then ended, included in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, copies of each of which have been furnished to the Administrative Agent for distribution to each Lender, fairly present the financial condition of Consumers and its consolidated Subsidiaries as at such dates and the results of operations of Consumers and its consolidated Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied; (iii) since December 31, 2006, except as disclosed in the Borrower’s Reports on Form 8-K filed with the Securities and Exchange Commission since December 31, 2006 but prior to the Closing Date, there has been no Material Adverse Change; and (iv) except as a result of any Restatement

Event (other than the Restatement itself), the Borrower has no material liabilities or obligations except as reflected in the foregoing financial statements and in Schedule I, as evidenced by the Loan Documents and as may be incurred, in accordance with the terms of this Agreement, in the ordinary course of business (as presently conducted) following the Closing Date.
          (f) Litigation. Except (i) as disclosed in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Borrower’s Reports on Form 8-K filed with the Securities and Exchange Commission since December 31, 2006 but prior to the Closing Date, (ii) such other similar actions, suits and proceedings predicated on the occurrence of the same events giving rise to any actions, suits and proceedings described in the Reports filed with the Securities and Exchange Commission set forth in clause (i) above (all such matters in clauses (i) and (ii) being the “Disclosed Matters”) and (iii) any Restatement Event, there are no pending or threatened actions, suits, investigations or proceedings against or, to the knowledge of the Borrower, affecting the Borrower or any of its Subsidiaries or the properties of the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, that would, if adversely determined, reasonably be expected to materially adversely affect the financial condition, properties, business or operations of the Borrower and its Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of this Agreement or any other Loan Document. There have been no material adverse developments with respect to the Disclosed Matters that have had or could reasonably be expected to result in a Material Adverse Change.
          (g) Insurance. All insurance required by Section 8.01(b) is in full force and effect.
          (h) ERISA. No Plan Termination Event has occurred nor is reasonably expected to occur with respect to any Plan of the Borrower or any of its ERISA Affiliates which would result in a material liability to the Borrower, except as disclosed and consented to by the Required Lenders in writing from time to time. Except as disclosed in the Borrower’s Annual Report on Form 10-K for the period ended December 31, 2006, since the date of the most recent Schedule B (Actuarial Information) to the annual report of the Borrower (Form 5500 Series), if any, there has been no material adverse change in the funding status of the Plans referred therein and no “prohibited transaction” has occurred with respect thereto which is reasonably expected to result in a material liability to the Borrower. Neither the Borrower nor any of its ERISA Affiliates has incurred nor reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan, except as disclosed and consented to by the Required Lenders in writing from time to time.
          (i) Casualty. No fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (except for any such circumstance, if any, which is covered by insurance which coverage has been confirmed and not disputed by the relevant insurer) affecting the properties, business or operations of the Borrower, Consumers or any Restricted Subsidiary has occurred that could reasonably be expected to have a material adverse effect on the business, property, financial condition, results of operations or prospects of (A) the Borrower and its Subsidiaries, considered as a whole, or (B) Consumers and its Subsidiaries, considered as a whole.

          (j) Taxes. The Borrower and its Subsidiaries have filed all tax returns (Federal, state and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or, to the extent the Borrower or any of its Subsidiaries is contesting in good faith an assertion of liability based on such returns, has provided adequate reserves for payment thereof in accordance with GAAP.
          (k) Legal Constraints on Dividends. No extraordinary judicial, regulatory or other legal constraints exist which limit or restrict Consumers’ ability to declare or pay cash dividends with respect to its capital stock, other than (i) pursuant to the Consumers Credit Facility or (ii) any such restriction enacted or imposed by the Michigan Public Service Commission.
          (l) Ownership of Certain Subsidiaries. The Borrower owns (i) not less than 80% of the outstanding shares of common stock of Enterprises and (ii) not less than 80% of the outstanding shares of common stock of Consumers.
          (m) Accuracy of Disclosures. The Consolidated 2007-2011 Projections of Consumers and the Borrower (the “Projections”) are based upon assumptions that the Borrower believed were reasonable at the time the Projections were delivered, it being recognized by the Administrative Agent and the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results, and all other financial information delivered by the Borrower to the Administrative Agent and the Banks on and after the Closing Date is true and correct in all material respects as at the dates and for the periods indicated therein in light of the circumstances under which such information was provided.
          (n) Regulation U. (i) The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying “margin stock” (within the meaning of Regulation U issued by the Board), (ii) and no proceeds of any Loan or any drawing under any Letter of Credit will be used to buy or carry any margin stock or to extend credit to others for the purpose of buying or carrying any margin stock and (iii) following application of the proceeds of each Extension of Credit, not more than 25 percent of the value of the assets of the Borrower and its Subsidiaries on a consolidated basis will be margin stock.
          (o) Investment Company Act. The Borrower is not an “investment company” (within the meaning of the Investment Company Act of 1940, as amended).
          (p) Acquisition of Securities. No proceeds of any Loan or any drawing under any Letter of Credit will be used to acquire any security in any transaction without the approval of the board of directors of the Person issuing such security if (i) the acquisition of such security would cause the Borrower to own, directly or indirectly, 5.0% or more of any outstanding class of securities issued by such Person, or (ii) such security is being acquired in connection with a tender offer.
          (q) Material Adverse Change Information. The Borrower has not withheld any fact from the Administrative Agent, the Issuing Banks or the Lenders in regard to the occurrence of any Material Adverse Change.

          (r) Solvency. After giving effect to the Loans to be made or Letters of Credit to be issued on the Closing Date or such other date as Loans or Extensions of Credit requested hereunder are made, and the disbursement of the proceeds of such Loans or Extensions of Credit pursuant to the Borrower’s instructions, the Borrower and its Subsidiaries, taken as a whole, are Solvent.
          (s) Project Finance Debt. Schedule I sets forth as of December 31, 2006 (i) all Project Finance Debt of the Borrower and the Consolidated Subsidiaries, and (ii) all debt (as such term is construed in accordance with GAAP) of the Borrower, and, as of the Closing Date, there are no defaults in the payment of principal or interest on any such debt and no payments thereunder have been deferred or extended beyond their stated maturity (except as disclosed on such Schedule).
          (t) OFAC. None of the Borrower or any Subsidiary or Affiliate of the Borrower is named on the United States Department of the Treasury’s Specially Designated Nationals or Blocked Persons list available through http://www.treas.gov/offices/eotffc/ofac/ sdn/t11sdn.pdf or as otherwise published from time to time.
ARTICLE VIII
COVENANTS OF THE BORROWER
     SECTION 8.01. Affirmative Covenants. So long as any Loan or any other amount payable hereunder or under any Promissory Note shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment:
          (a) Payment of Taxes, Etc. The Borrower shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, all taxes, assessments and governmental charges, royalties or levies imposed upon it or upon its property except, in the case of taxes, to the extent the Borrower or any Subsidiary thereof, as the case may be, is contesting the same in good faith and by appropriate proceedings and has set aside adequate reserves for the payment thereof in accordance with GAAP.
          (b) Maintenance of Insurance. The Borrower shall maintain, and shall cause each of the Restricted Subsidiaries and Consumers to maintain, insurance covering the Borrower and each of the Restricted Subsidiaries and Consumers and their respective properties in effect at all times in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general geographical area in which the Borrower and the Restricted Subsidiaries and Consumers operate, either with reputable insurance companies or, in whole or in part, by establishing reserves of one or more insurance funds, either alone or with other corporations or associations.
          (c) Preservation of Existence, Etc. Except as otherwise permitted by Section 8.02, the Borrower shall preserve and maintain, and shall cause each of the Restricted Subsidiaries and Consumers to preserve and maintain, its corporate or limited liability company existence, material rights (statutory and otherwise) and franchises, and take such other action as may be necessary or advisable to preserve and maintain its right to conduct its business in the states where it shall be conducting its business.

          (d) Compliance with Laws, Etc. The Borrower shall comply, and shall cause each of the Restricted Subsidiaries and Consumers to comply, in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, including any such laws, rules, regulations and orders relating to zoning, environmental protection, use and disposal of Hazardous Substances, land use, construction and building restrictions, and employee safety and health matters relating to business operations.
          (e) Inspection Rights. Subject to the requirements of laws or regulations applicable to the Borrower or its Subsidiaries, as the case may be, and in effect at the time, at any time and from time to time upon reasonable notice, the Borrower shall permit (i) each Agent and its agents and representatives to examine and make copies of and abstracts from the records and books of account of, and the properties of, the Borrower or any of its Subsidiaries and (ii) each Agent, each of the Issuing Banks, each of the Lenders, and their respective agents and representatives to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with the Borrower and its Subsidiaries and their respective officers, directors and accountants. Each such visitation and inspection described in the preceding sentence by or on behalf of any Lender or Issuing Bank shall, unless occurring at a time when a Default or Event of Default shall be continuing, be at such Lender’s or Issuing Bank’s, as applicable, expense; all other such inspections and visitations shall be at the Borrower’s expense.
          (f) Keeping of Books. The Borrower shall keep, and shall cause each of its Subsidiaries to keep, proper records and books of account, in which full and correct entries shall be made of all financial transactions of the Borrower and its Subsidiaries and the assets and business of the Borrower and its Subsidiaries, in accordance with GAAP.
          (g) Maintenance of Properties, Etc. The Borrower shall maintain, and shall cause each of the Restricted Subsidiaries to maintain, in substantial conformity with all laws and material contractual obligations, good and marketable title to all of its properties which are used or useful in the conduct of its business; provided, however, that the foregoing shall not restrict the sale or transfer of any asset of the Borrower or any Restricted Subsidiary to the extent not otherwise prohibited by the terms of this Agreement. In addition, the Borrower shall preserve, maintain, develop, and operate, and shall cause each of its Subsidiaries to preserve, maintain, develop and operate, in substantial conformity with all laws and material contractual obligations, all of its material properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.
          (h) Use of Proceeds. The Borrower shall use all Extensions of Credit for general corporate purposes (subject to the terms and conditions of this Agreement).
          (i) Consolidated Leverage Ratio. The Borrower shall maintain, as of the last day of each fiscal quarter (in each case, the “Measurement Quarter”), a maximum ratio of (i) Consolidated Debt as of such day, to (ii) Consolidated EBITDA for the immediately preceding four-fiscal-quarter period ending on such day, of not more than 7.00 to 1.00.
          (j) Cash Coverage Ratio. The Borrower shall maintain, as of the last day of each Measurement Quarter, a minimum ratio of (i) the sum of (A) Cash Dividend Income for the four-fiscal-quarter period ending on such day, plus (B) amounts received by the Borrower pursuant to the Tax Sharing Agreement during such period plus (C) the lesser of (x) 25% of the Net Proceeds received by the Borrower during such period from the sale, assignment or other disposition (but not the lease or license) of any property, including without limitation, any sale of capital stock or other equity interest in any of the Borrower’s direct or indirect Subsidiaries, and (y) $150,000,000 to (ii) an amount equal to (A) interest expense (excluding (1) all arrangement, underwriting and other similar fees payable in connection with this Agreement, (2) all arrangement, underwriting and upfront fees paid in connection with the Existing Credit Agreement and this Agreement, (3) all interest or dividends paid on Hybrid Preferred Securities and Hybrid Equity Securities, (4) interest expense payable by the Borrower in respect of any Debt owing to any Subsidiary thereof and (5) all costs (including, without limitation, any prepayment or option premium or expense) otherwise included in interest expense recognized on early retirement of debt) accrued by the Borrower in respect of all Debt during such period, plus (B) cash United States federal income taxes paid by the Borrower during such period minus (C) cash interest income received by the Borrower from Persons other than any Subsidiary of the Borrower during such period, minus (D) all amounts received by the Borrower from its Subsidiaries and Affiliates during such period constituting reimbursement of interest expense and commitment, guaranty and letter of credit charges of the Borrower to such Subsidiary or Affiliate, of not less than 1.20 to 1.00; provided, that the Borrower shall be deemed not to be in breach of the foregoing covenant if, during the Measurement Quarter, the Borrower has permanently reduced the principal amount outstanding under this Agreement and the Promissory Notes, such that the amount determined pursuant to clause (ii) above, when recalculated on a pro forma basis assuming that the amount of such reduced principal amount outstanding under this Agreement and the Promissory Notes were in effect at all times during such four-fiscal-quarter period, would result in the Borrower being in compliance with such ratio.
          (k) Further Assurances. The Borrower shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that any Lender or any Issuing Bank through the Administrative Agent may reasonably request in order to give effect to the transactions contemplated by this Agreement and the other Loan Documents. In addition, the Borrower will use all reasonable efforts to duly obtain or make Governmental Approvals required from time to time on or prior to such date as the same may become legally required.
          (l) Compliance with Fee Letters. The Borrower shall comply with all of its respective obligations under the Fee Letters.
          (m) Payment of Declared Dividend. The Borrower shall cause each of its direct Subsidiaries to pay all dividends within 30 days after declaration thereof.
          (n) Collateral.
     (i) Subject to the following paragraph (ii), the Borrower will cause all of its right, title and interest in, to and under the Collateral to be subject at all times to first priority, perfected security interests in favor of the Collateral Agent for the benefit of the Lenders to secure the Obligations, subject in any case to Liens permitted under Section 8.02(a).

     (ii) If any time (i) no Default or Event of Default exists, and (ii) the Debt Rating Condition is satisfied, the Collateral Agent shall, promptly upon the request of the Borrower, release its Liens on the Collateral (other than the “Collateral” under (and as defined) in the Cash Collateral Agreement) and terminate the Borrower Pledge Agreement. If at any time after any such release the Debt Rating Condition shall not be satisfied, the Borrower shall cause all of its right, title and interest in, to and under the property constituting Collateral at the time of such release to be pledged to the Collateral Agent as security for the Obligations pursuant to documentation reasonably satisfactory to the Administrative Agent in form and substance.
     SECTION 8.02. Negative Covenants. So long as any Loan or any other amount payable hereunder or under any Promissory Note shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment, the Borrower agrees that it shall not, without the written consent of the Required Lenders:
          (a) Liens, Etc. (1) Create, incur, assume or suffer to exist, or permit any of the Restricted Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties of any character (including capital stock and other ownership interests of the Borrower’s directly-owned Subsidiaries, intercompany obligations and accounts), whether now owned or hereafter acquired, or (2) file, or permit any Restricted Subsidiary to file, under the Uniform Commercial Code of any jurisdiction a financing statement which names the Borrower or any Restricted Subsidiary as debtor (other than financing statements that do not evidence a Lien), or (3) sign, or permit any Restricted Subsidiary to sign, any security agreement or other document authorizing any secured party thereunder to file any such financing statement, or (4) assign, or permit any Restricted Subsidiary to assign, accounts, excluding, however, from the operation of the foregoing restrictions the Liens created under the Loan Documents and the following:
     (i) Liens for taxes, assessments or governmental charges or levies to the extent not past due;
     (ii) cash pledges or deposits to secure (A) obligations under workmen’s compensation laws or similar legislation, (B) public or statutory obligations, (C) reimbursement obligations of Restricted Subsidiaries with respect to letters of credit permitted pursuant to Section 8.02(b)(x), (D) Support Obligations and (E) obligations of Restricted Subsidiaries in respect of hedging arrangements and commodity purchases and sales (including any cash margins with respect thereto); provided, that with respect to clauses (D) and (E) above the aggregate amount of cash pledges or deposits securing such obligations shall not exceed $400,000,000 at any one time outstanding, and (F) obligations of (x) the Borrower in respect of interest rate swap agreements and (y) the Borrower or any Restricted Subsidiary in respect of foreign exchange swap agreements, provided that the aggregate amount of cash pledges or deposits securing such obligations under this clause (F) shall not exceed $50,000,000 at any one time outstanding;
     (iii) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar Liens arising in the ordinary course of business securing obligations which are not overdue or which have been fully bonded and are being contested in good faith;
     (iv) Liens securing the obligations under the Loan Documents;
     (v) Liens securing Off-Balance Sheet Liabilities (and all refinancings and recharacterizations thereof permitted under Section 8.02(b)(iv)) in an aggregate amount not to exceed $775,000,000;
     (vi) purchase money Liens or purchase money security interests upon or in property acquired or held by the Borrower or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of any such property to be subject to such Liens or security interests, or Liens or security interests existing on any such property at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such Lien or security interest shall extend to or cover any property other than the property being acquired and no such extension, renewal or replacement shall extend to or cover property not theretofore subject to the Lien or security interest being extended, renewed or replaced, and provided, further, that the aggregate principal amount of the Debt at any one time outstanding secured by Liens permitted by this clause (vi) shall not exceed $15,000,000;
     (vii) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or any Restricted Subsidiary;
     (viii) Liens existing on any capital asset of any Person at the time such Person is merged or consolidated with or into, or otherwise acquired by, the Borrower or any Restricted Subsidiary and not created in contemplation of such event, provided that such Liens do not encumber any other property or assets and such merger, consolidation or acquisition is otherwise permitted under this Agreement;
     (ix) Liens existing on any capital asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary and not created in contemplation thereof; provided that such Liens do not encumber any other property or assets;
     (x) Liens existing as of the Closing Date or, with respect to any Restricted Subsidiary, such later date as such Person shall become a Restricted Subsidiary;
     (xi) Liens securing Project Finance Debt otherwise permitted under this Agreement;
     (xii) Liens arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses (v), (viii), (ix), (x) or (xi); provided that (a) such Debt is not secured by any additional assets, and (b) the amount of such Debt secured by any such Lien is otherwise permitted under this Agreement; and
     (xiii) Liens on the capital stock of Consumers securing Debt incurred by the Borrower or any Subsidiary thereof (other than Consumers or any Subsidiary thereof) in an aggregate amount not to exceed $350,000,000; provided, that (i) such Liens are pari passu with, or subordinated in priority to, the Liens securing the Obligations, (ii) the holders of such Debt shall have entered into an intercreditor agreement with the Collateral Agent reasonably acceptable to the Administrative Agent as to form and substance and (iii) such Debt has terms and conditions (including maturity, amortization, interest rates, premiums, fees, covenants, subordination, events of default and remedies) that are reasonably acceptable to the Administrative Agent.
          (b) Debt. Permit any Subsidiary of the Borrower (other than Consumers or any Subsidiary thereof) to create, incur, assume or suffer to exist any debt (as such term is construed in accordance with GAAP) other than:
     (i) debt arising by reason of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of such Subsidiary’s business;
     (ii) in the form of indemnities in respect of unfiled mechanics’ liens and Liens affecting such Subsidiary’s properties permitted under Section 8.02(a)(iii);
     (iii) debt arising under the Loan Documents;
     (iv) debt constituting Off-Balance Sheet Liabilities (including any recharacterization thereof as debt pursuant to any changes in generally accepted accounting principles hereafter required or permitted and which are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants) to the extent permitted by Section 8.02(n), and any extensions, renewals, refundings or replacements thereof, provided that any such extension, renewal, refunding or replacement is in an aggregate principal amount not greater than the principal amount of, is an obligation of the same Person that is the obligor in respect of, and has a weighted average life to maturity not less than the weighted average life to maturity of, the debt so extended, renewed, refunded or replaced;
     (v) other debt outstanding on the Closing Date (including the debt of the Borrower as of December 31, 2006 as set forth on Schedule I), and any extensions, renewals, refundings or replacements thereof, provided that any such extension, renewal, refunding or replacement is in an aggregate principal amount not greater than the principal amount of, is an obligation of the same Person that is the obligor in respect of, and has a weighted average life to maturity not less than the weighted average life to maturity of, the debt so extended, renewed, refunded or replaced;
     (vi) unsecured debt (a) owed to the Borrower by any Subsidiary or (b) owed to any Subsidiary by the Borrower or any other Subsidiary;

     (vii) Project Finance Debt incurred on or after the Closing Date the proceeds of which are used by the obligor of such Project Finance Debt for (A) working capital purposes (including construction or other capital expenditures), (B) acquisition of additional assets or (C) redemption of equity interests in such Person;
     (viii) capital lease obligations and other Debt secured by purchase money Liens to the extent such Liens shall be permitted under Section 8.02(a)(vi);
     (ix) Project Finance Debt incurred by Takoradi International Company in respect of the Takoradi Project (other than Project Finance Debt permitted to be incurred pursuant to clause (vii) above) in an aggregate principal amount not to exceed $20,000,000;
     (x) reimbursement obligations of Enterprises, CMS Generation or CMS ERM with respect to letters of credit issued by Bank of America, N.A. (or any of its affiliates), in connection with the settlement of claims related to CMS ERM’s energy trading operations in an aggregate amount not to exceed $20,000,000; and
     (xi) additional debt (as such term is construed in accordance with GAAP) not otherwise permitted under this Section 8.02(b) in an aggregate principal amount not to exceed $350,000,000 at any time outstanding.
     (c) Lease Obligations. Create, incur, assume or suffer to exist, or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (other than leases which constitute Debt) having an original term of one year or more which would cause the aggregate direct or contingent liabilities of the Borrower and the Restricted Subsidiaries in respect of all such obligations payable in any period of 12 consecutive calendar months to exceed $50,000,000.
     (d) Investments in Other Persons. Make, or permit any Restricted Subsidiary to make, any loan or advance to any Person, or purchase or otherwise acquire any capital stock, obligations or other securities of, make any capital contribution to, or otherwise invest in, any Person, other than (i) Permitted Investments, (ii) pursuant to the contractual or contingent obligations of the Borrower or any Restricted Subsidiary as in effect as of the Closing Date (or, with respect to any Restricted Subsidiary, such later date as such Person shall become a Restricted Subsidiary) in an amount not to exceed such contractual or contingent obligation as in effect on such date, (iii) investments in the capital stock or other ownership interests of any Subsidiary of the Borrower, (iv) loans and advances to Subsidiaries of the Borrower (other than Consumers or any Subsidiary thereof) to the extent the corresponding debt is permitted under Section 8.02(b)(vi), (v) investments constituting non-cash consideration received in connection with the sale of any asset not otherwise prohibited under this Agreement, (vi) additional loans, advances, purchases, contributions and other investments in an amount not to exceed $600,000,000 in the aggregate at any time and (vii) intercompany loans and advances by the Borrower to Consumers in an aggregate principal amount not to exceed $300,000,000 at any time.

     (e) Restricted Payments. Declare or pay, or permit any Restricted Subsidiary to declare or pay, directly or indirectly, any dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any share of any class of common stock of the Borrower or any share of any class of capital stock or other ownership interests of any of the Restricted Subsidiaries (other than (1) stock splits and dividends payable solely in nonconvertible equity securities of the Borrower (other than Redeemable Stock or Exchangeable Stock (as such terms are defined in the Indenture on the Closing Date)) and (2) dividends and distributions made to the Borrower or a Restricted Subsidiary), or purchase, redeem, retire, or otherwise acquire for value, or permit any Restricted Subsidiary to purchase, redeem, retire, or otherwise acquire for value, any shares of any class of common stock of the Borrower or any share of any class of capital stock or other ownership interests of any Restricted Subsidiary or any warrants, rights, or options to acquire any such shares, now or hereafter outstanding, or make, or permit any Restricted Subsidiary to make, any distribution of assets to any of its shareholders (other than distributions to the Borrower or any Restricted Subsidiary) (any such dividend, payment, distribution, purchase, redemption, retirement or acquisition being hereinafter referred to as a “Restricted Payment”) other than (i) pursuant to the terms of any class of capital stock of the Borrower issued and outstanding (and as in effect on) the Closing Date, any purchase or redemption of capital stock of the Borrower made by exchange for, or out of the proceeds of the substantially concurrent sale of, capital stock of the Borrower (other than Redeemable Stock or Exchangeable Stock (as such terms are defined in the Indenture on the Closing Date)); (ii) payments made by the Borrower or any Restricted Subsidiary pursuant to the Tax Sharing Agreement; and (iii) any cash dividend or cash distribution on common stock of the Borrower; provided, that no payments shall be made pursuant to the preceding clause (iii) if an Event of Default has occurred and is continuing as of the date of declaration or distribution thereof or would result therefrom.
     (f) Compliance with ERISA. (i) Permit to exist any “accumulated funding deficiency” (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended), (ii) terminate, or permit any ERISA Affiliate to terminate, any Plan or withdraw from, or permit any ERISA Affiliate to withdraw from, any Multiemployer Plan, so as to result in any material (in the opinion of the Required Lenders) liability of the Borrower, any Restricted Subsidiary or Consumers to such Plan, Multiemployer Plan or the PBGC, or (iii) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, which presents a material (in the opinion of the Required Lenders) risk of such a termination by the PBGC of any Plan or withdrawal from any Multiemployer Plan so as to result in a material liability to the Borrower, any Restricted Subsidiary or Consumers.
     (g) Transactions with Affiliates. Enter into, or permit any of its Subsidiaries to enter into, any transaction with any of its Affiliates unless such transaction is on terms no less favorable to the Borrower or such Subsidiary than if the transaction had been negotiated in good faith on an arm’s-length basis with a non-Affiliate; provided that any transaction permitted under Sections 8.02(b), 8.02(e) or 8.02(h) shall be permitted hereunder.
     (h) Mergers, Etc. Merge with or into or consolidate with or into, or permit any Restricted Subsidiary or Consumers to merge with or into or consolidate with or into, any other Person, except that any Subsidiary (other than Consumers or any Subsidiary thereof) may merge with or into the Borrower or any Restricted Subsidiary, provided that (a) in any such merger with or into the Borrower, the Borrower is the surviving corporation, (b) no Default or Event of Default shall be continuing or result therefrom and (c) neither the Borrower nor any Restricted Subsidiary shall be liable with respect to any Debt or allow its property to be subject to any Lien which it could not become liable with respect to or allow its property to become subject to under this Agreement or any other Loan Document on the date of such transaction.
     (i) Sales, Etc., of Assets. Sell, lease, transfer, assign, or otherwise dispose of all or substantially all of its assets, or permit any Restricted Subsidiary to sell, lease, transfer, or otherwise dispose of all or substantially all of its assets, except to give effect to a transaction permitted by subsection (h) above or subsection (j) below, provided, further, that neither the Borrower nor any Restricted Subsidiary shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:
     (A) the sale of property for consideration not less than the Fair Market Value thereof so long as cash consideration resulting from such sale shall be (x) in an amount determined by the Borrower for any sale the consideration of which is $10,000,000 or less, or, together with all other such sales under this clause (x), $25,000,000 or less, or (y) for all other sales, not less than 90% of the aggregate consideration resulting from such sale;
     (B) the transfer of assets from (i) the Borrower to any Subsidiary or (ii) a Restricted Subsidiary to the Borrower or any other Subsidiary;
     (C) the transfer of property constituting an investment otherwise permitted under Section 8.02(d);
     (D) the sale of electricity and natural gas and other property in the ordinary course of the Borrower’s and the Restricted Subsidiaries’ respective businesses consistent with past practice;
     (E) any transfer of an interest in receivables and related security, accounts or notes receivable on a limited recourse basis in connection with the incurrence of Off-Balance Sheet Liabilities, provided, that such transfer qualifies as a legal sale and as a sale under GAAP and the incurrence of such Off-Balance Sheet Liabilities is permitted under Section 8.02(n);
     (F) the disposition of equipment if such equipment is obsolete or no longer useful in the ordinary course of the Borrower’s or such Restricted Subsidiary’s business; and
     (G) the sale of assets described on Schedule III hereto.
          (j) Maintenance of Ownership of Restricted Subsidiaries. Sell, transfer, assign or otherwise dispose of any shares of capital stock or other ownership interests of any Restricted Subsidiary or any warrants, rights or options to acquire such capital stock or other ownership interests, or permit any Restricted Subsidiary to issue, sell, transfer, assign or otherwise dispose of any shares of its capital stock or other ownership interests or the capital stock or other ownership interests of any other Restricted Subsidiary (other than CMS Generation) or any warrants, rights or options to acquire such capital stock or other ownership interests, except to give effect to a transaction permitted by subsection (d), (h) or (i) above.
          (k) Amendment of Tax Sharing Agreement. Directly or indirectly, amend, modify, supplement, waive compliance with, seek a waiver under, or assent to noncompliance with, any term, provision or condition of the Tax Sharing Agreement if the effect of such amendment, modification, supplement, waiver or assent is to (i) reduce materially any amounts otherwise payable to, or increase materially any amounts otherwise owing or payable by, the Borrower thereunder, or (ii) change materially the timing of any payments made by or to the Borrower thereunder.
          (l) Conduct of Business. Engage, or permit any Restricted Subsidiary to engage, in any business other than (a) the business engaged in by the Borrower and its Subsidiaries on the date hereof, and (b) any business or activities which are substantially similar, related or incidental thereto.
          (m) Organizational Documents. Amend, modify or otherwise change, or permit any Restricted Subsidiary to amend, modify or otherwise change any of the terms or provisions in any of their respective certificate of incorporation and by-laws (or comparable constitutive documents) as in effect on the Closing Date in any manner adverse to the interests of the Lenders.
          (n) Off-Balance Sheet Liabilities. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries (other than Consumers and its Subsidiaries) to create, incur, assume or suffer to exist, Off-Balance Sheet Liabilities (exclusive of lease obligations otherwise permitted under Section 8.02(c)) in the aggregate in excess of $775,000,000 at any time.
     SECTION 8.03. Reporting Obligations. So long as any Loan or any other amount payable hereunder or under any Promissory Note shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Administrative Agent (for delivery to each Lender), the following:
          (a) as soon as possible and in any event within five days after the Borrower knows or should have reason to know of the occurrence of each Default or Event of Default continuing on the date of such statement, a statement of the chief financial officer or chief accounting officer of the Borrower setting forth details of such Default or Event of Default and the action that the Borrower proposes to take with respect thereto;
          (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, (i) a consolidated balance sheet and consolidated statements of income and retained earnings and of cash flows of the Borrower and its Subsidiaries as at the end of such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter (which requirement shall be deemed satisfied by the delivery of the Borrower’s quarterly report on Form 10-Q for such quarter), all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or chief accounting officer of the Borrower as fairly presenting the financial condition of the Borrower and its Subsidiaries as at such date and the results of the Borrower and its Subsidiaries for such periods and having been prepared in accordance with GAAP, (ii) a consolidated balance sheet and consolidated statements of income and retained earnings and of cash flows of Consumers and its Subsidiaries as at the end of such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter (which requirement shall be deemed satisfied by the delivery of the Borrower’s quarterly report on Form 10-Q for such quarter), all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or chief accounting officer of Consumers as fairly presenting the financial condition of Consumers and its Subsidiaries as at such date and the results of Consumers and its Subsidiaries for such periods and having been prepared in accordance with GAAP, (iii) a schedule (substantially in the form of Exhibit E appropriately completed) of (1) the computations used by the Borrower in determining compliance with the covenants contained in Sections 8.01(i) and 8.01(j), (2) all Project Finance Debt of the Borrower and the Consolidated Subsidiaries, together with the Borrower’s Ownership Interest in each such Consolidated Subsidiary and (3) all Support Obligations of the Borrower of the types described in clauses (iv) and (v) of the definition of Support Obligations (whether or not each such Support Obligation or the primary obligation so supported is fixed, conclusively determined or reasonably quantifiable), to the extent such Support Obligations have not been previously disclosed as “Consolidated Debt” pursuant to clause (1) above, and (iv) a certificate of the chief financial officer or chief accounting officer of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto;
          (c) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the Annual Report on Form 10-K (or any successor form) for the Borrower and its Subsidiaries for such year, including therein (i) a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of cash flows of the Borrower and its Subsidiaries for such fiscal year, accompanied by a report thereon of a nationally-recognized independent public accounting firm, and (ii) a consolidated balance sheet of Consumers and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of cash flows of Consumers and its Subsidiaries for such fiscal year, accompanied by a report thereon of a nationally-recognized independent public accounting firm, together with (iii) a schedule (substantially in the form of Exhibit E appropriately completed) of (1) the computations used by such accounting firm in determining, as of the end of such fiscal year, compliance with the covenants contained in Sections 8.01(i) and 8.01(j), (2) all Project Finance Debt of the Borrower and the Consolidated Subsidiaries, together with the Borrower’s Ownership Interest in each such Consolidated Subsidiary and (3) all Support Obligations of the Borrower of the types described in clauses (iv) and (v) of the definition of Support Obligations (whether or not each such Support Obligation or the primary obligation so supported is fixed, conclusively determined or reasonably quantifiable), to the extent such Support Obligations have not been previously disclosed as “Consolidated Debt” pursuant to clause (1) above, and (iv) a certificate of the chief financial officer or chief accounting officer of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto;
          (d) as soon as possible and in any event (A) within 30 days after the Borrower knows or has reason to know that any Plan Termination Event described in clause (i) of the definition of Plan Termination Event with respect to any Plan of the Borrower or any ERISA Affiliate of the Borrower has occurred and could reasonably be expected to result in a material liability to the Borrower and (B) within 10 days after the Borrower knows or has reason to know that any other Plan Termination Event with respect to any Plan of the Borrower or any ERISA Affiliate of the Borrower has occurred and could reasonably be expected to result in a material liability to the Borrower, a statement of the chief financial officer or chief accounting officer of the Borrower describing such Plan Termination Event and the action, if any, which the Borrower proposes to take with respect thereto;
          (e) promptly after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC, copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan;
          (f) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan (if any) to which the Borrower is a contributing employer;
          (g) promptly after receipt thereof by the Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability in an aggregate principal amount of at least $250,000 pursuant to Section 4202 of ERISA in respect of which the Borrower is reasonably expected to be liable;
          (h) promptly after the Borrower becomes aware of the occurrence thereof, notice of all actions, suits, proceedings or other events of the type described in Section 7.01(f);
          (i) promptly after the sending or filing thereof, notice to the Administrative Agent and each Lender of any sending or filing of all proxy statements, financial statements and reports which the Borrower sends to its public security holders (if any), all regular, periodic and special reports which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange, pursuant to the Exchange Act, and all final prospectuses with respect to any securities issued or to be issued by the Borrower or any of its Subsidiaries;
          (j) as soon as possible and in any event within five days after the occurrence of any material default under any material agreement to which the Borrower or any of its Subsidiaries is a party, which default would materially adversely affect the business, property, financial condition, results of operations or prospects of the Borrower and its Subsidiaries, considered as a whole, any of which is continuing on the date of such certificate, a certificate of the chief financial officer of the Borrower setting forth the details of such material default and the action which the Borrower or any such Subsidiary proposes to take with respect thereto; and
          (k) promptly after requested, such other information respecting the business, properties, condition or operations, financial or otherwise, of the Borrower and its Subsidiaries as any Agent or the Required Lenders may from time to time reasonably request in writing.
The Borrower shall be deemed to have fulfilled its obligations pursuant to clauses (b), (c), (h) and (i) above to the extent the Administrative Agent (and the Lenders, if applicable) receives an electronic copy of the requisite document or documents in a format reasonably acceptable to the Administrative Agent, provided that a tangible copy of each requisite document delivered electronically is made available by the Borrower promptly upon request by any Agent or Lender.
ARTICLE IX
DEFAULTS
     SECTION 9.01. Events of Default. If any of the following events (each an “Event of Default”) shall occur and be continuing, the Administrative Agent and the Lenders shall be entitled to exercise the remedies set forth in Section 9.02:
          (a) The Borrower shall fail to pay (i) any principal of any Loan when due, (ii) any reimbursement obligation under Section 4.04(a) within one (1) Business Day after such amount shall have become due or (iii) any interest, fees or other Obligations (other than any principal of any Loan or any reimbursement obligation under Section 4.04(a)) payable hereunder within five (5) Business Days after such interest, fees or other amounts shall have become due; or
          (b) Any representation or warranty made by or on behalf of the Borrower in any Loan Document or certificate or other writing delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made; or
          (c) The Borrower or any of its Subsidiaries shall fail to perform or observe any term or covenant on its part to be performed or observed contained in Section 8.01(c), (h), (i), (j) or (m) or in Section 8.02 (and the Borrower, each Lender and each Agent hereby agrees that an Event of Default under this subsection (c) shall be given effect as if the defaulting Subsidiary were a party to this Agreement); or
          (d) The Borrower or any of its Subsidiaries shall fail to perform or observe any other term or covenant on its part to be performed or observed contained in any Loan Document and any such failure shall remain unremedied, after written notice thereof shall have been given to the Borrower by the Administrative Agent, for a period of 20 Business Days (and the Borrower, each Lender and each Agent hereby agrees that an Event of Default under this subsection (d) shall be given effect as if the defaulting Subsidiary were a party to this Agreement); or
          (e) The Borrower, any Restricted Subsidiary or Consumers shall fail to pay any of its Debt (including any interest or premium thereon but excluding Debt incurred under this Agreement) aggregating, in the case of the Borrower and each Restricted Subsidiary, $25,000,000 or more or, in the case of Consumers, $50,000,000 or more, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt (including any “amortization event” or event of like import in connection with any Off-Balance Sheet Liabilities), or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is (i) to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; unless in each such case the obligee under or holder of such Debt shall have waived in writing such circumstance so that such circumstance is no longer continuing, or (ii) with respect to any such event occurring in connection with any Off-Balance Sheet Liabilities aggregating $25,000,000 or more, to terminate the reinvestment of collections or proceeds of receivables and related security under any agreements or instruments related thereto (other than a termination resulting solely from the request of the Borrower or its Subsidiaries); or
          (f) (i) The Borrower, any Restricted Subsidiary or Consumers shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Borrower, any Restricted Subsidiary or Consumers seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of a proceeding instituted against the Borrower, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including the entry of an order for relief against the Borrower, a Restricted Subsidiary or Consumers or the appointment of a receiver, trustee, custodian or other similar official for the Borrower, such Restricted Subsidiary or Consumers or any of its property) shall occur; or (iii) the Borrower, any Restricted Subsidiary or Consumers shall take any corporate or other action to authorize any of the actions set forth above in this subsection (f); or
          (g) Any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower or any Restricted Subsidiary or any of their respective properties and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
          (h) Any material provision of any Loan Document, after execution hereof or delivery thereof under Article VI, shall for any reason other than the express terms hereof or thereof cease to be valid and binding on any party thereto; or the Borrower shall so assert in writing; or

          (i) At any time, for any reason (except to the extent permitted by the terms of the Loan Documents or due to any failure by the Collateral Agent to take any action on its part to be performed under applicable law in order to maintain the perfection or priority of any such Liens), (i) the Liens intended to be created under any of the Loan Documents with respect to Collateral having a Fair Market Value of $10,000,000 or more become, or the Borrower or any of its Subsidiaries seeks to render such Liens, invalid or unperfected, or (ii) Liens in favor of the Collateral Agent for the benefit of the Lenders contemplated by the Loan Documents with respect to Collateral having a Fair Market Value of $10,000,000 or more shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.
     SECTION 9.02. Remedies. If any Event of Default has occurred and is continuing, then the Administrative Agent or the Collateral Agent, as applicable, shall at the request, or may with the consent, of the Required Lenders, upon notice to the Borrower (i) declare the Commitments and the obligation of each Lender to make or Convert Loans (other than Loans under Section 4.04) and of any Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, (ii) declare the principal amount outstanding hereunder, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the principal amount outstanding hereunder, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, (iii) make demand on the Borrower to pay, and the Borrower will be obligated to, upon such demand without any further notice or act, pay to the Administrative Agent the Cash Collateral Required Amount, which funds shall be deposited to the Cash Collateral Account as security for the LC Outstandings and (iv) exercise in respect of any and all Collateral, in addition to the other rights and remedies provided for herein or otherwise available to the Administrative Agent, the Collateral Agent or the Lenders, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York and in effect in any other jurisdiction in which Collateral is located at that time; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, (A) the Commitments and the obligation of each Lender to make or Convert Loans and of any Issuing Bank to issue Letters of Credit shall automatically be terminated, (B) the principal amount outstanding hereunder, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower, and (C) the Administrative Agent shall make demand on the Borrower to pay, and the Borrower shall be obligated to, upon such demand without any further notice or act, pay to the Administrative Agent the Cash Collateral Required Amount, which funds shall be deposited to the Cash Collateral Account as security for the LC Outstandings. Notwithstanding anything to the contrary contained herein, no notice given or declaration made by the Administrative Agent pursuant to this Section 9.02 shall affect (i) the obligation of any Issuing Bank to make any payment under any Letter of Credit issued by such Issuing Bank in accordance with the terms of such Letter of Credit or (ii) the participatory interest of each Lender in each such payment. If at any time while any Event of Default is continuing, the Administrative Agent determines that the Cash Collateral Required Amount is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will be obligated to, upon such demand without any further notice or act, pay to the Administrative Agent the Cash Collateral Required

Amount, which funds shall be deposited to the Cash Collateral Account as security for the LC Outstandings.
ARTICLE X
THE AGENTS
     SECTION 10.01. Authorization and Action.
          (a) Each of the Lenders and each of the Issuing Banks hereby irrevocably appoints each Agent (other than the Syndication Agent and the Documentation Agents) as its agent and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
          (b) Any Lender or Issuing Bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank, as applicable, and may exercise the same as though it were not an Agent, and such Lender or Issuing Bank, as applicable, and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any of its Subsidiaries or other Affiliate thereof as if it were not an Agent hereunder.
          (c) No Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (i) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (ii) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.01), and (iii) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose, or shall be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Lender serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.01 or any other provision of this Agreement) or in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender (in which case such Agent shall promptly give a copy of such written notice to the Lenders and the other Agents). No Agent shall be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (D) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article VI or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent. Neither the

Syndication Agent nor the Documentation Agents shall have any duties or obligations in such capacity under any of the Loan Documents.
          (d) Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          (e) Each Agent may perform any and all its duties and exercise its rights and powers by or through one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding subsections of this Section 10.01 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.
          (f) Subject to the appointment and acceptance of a successor Agent as provided in this subsection (f), any Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Agent which shall be a Lender with an office in New York, New York, or an Affiliate of any such Lender. Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Agent.
          (g) Each Lender acknowledges that it has independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender agrees (except as provided in Section 11.05) that it will not take any legal action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral, without the prior written consent of the Required Lenders. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Loans, or unilaterally terminate its Commitment except in accordance with Section 9.02.
          (h) Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other applicable laws, rules, regulations or orders of any governmental authority, including any programs involving any of the following items relating to or in connection with any of the Borrower, its Subsidiaries, its Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other laws, rules, regulations or orders.
          (i) Within 10 days after the Closing Date and at such other times as are required under the USA Patriot Act, each Lender and each of its assignees and participants that are not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (a) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (b) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations.
     SECTION 10.02. Indemnification. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Borrower), ratably according to the respective Percentages of the Lenders, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agents and the Arrangers promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agents and the Arrangers in connection with the preparation, syndication, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement to the extent that the Agents and the Arrangers are entitled to reimbursement for such expenses pursuant to Section 11.04 but are not reimbursed for such expenses by the Borrower.

     SECTION 10.03. Concerning the Collateral and the Loan Documents.
          (a) Each Lender and Issuing Bank authorizes and directs the Collateral Agent to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders and the Issuing Banks. Each Lender and Issuing Bank agrees that any action taken by any Agent or the Required Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by any Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders and the Issuing Banks. Without limiting the generality of the foregoing, the Collateral Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Issuing Banks with respect to all payments and collections arising in connection with this Agreement and the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by the Borrower, including any intercreditor agreement referenced in Section 8.02(a)(xiii); (iii) act as collateral agent for the Lenders and the Issuing Banks for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein; provided, however, the Collateral Agent hereby appoints, authorizes and directs the other Agents, the Lenders and the Issuing Banks to act as collateral sub-agent for the Collateral Agent, the Lenders and the Issuing Banks for purposes of the perfection of all Liens with respect to any property of the Borrower or any of its Subsidiaries at any time in the possession of such Agent, such Lender or such Issuing Bank, including, without limitation, deposit accounts maintained with, and cash held by, such Agent, such Lender or such Issuing Bank; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents; and (vi) except as may be otherwise specifically restricted by the terms of this Agreement or any other Loan Document, exercise all remedies given to the Collateral Agent, the Lenders or the Issuing Banks with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.
          (b) The Administrative Agent, each Lender and each Issuing Bank hereby directs, in accordance with the terms of this Agreement, the Collateral Agent to release any Lien held by the Collateral Agent for the benefit of the Lenders and the Issuing Banks:
     (i) against all of the Collateral, upon payment in full of the Obligations under the Loan Documents and termination of this Agreement;
     (ii) against all of the Collateral (other than the “Collateral” under (and as defined in) the Cash Collateral Agreement), upon satisfaction of the conditions set forth in Section 8.01(n)(ii);
     (iii) against any part of the Collateral sold or disposed of by the Borrower, if such sale or disposition is otherwise permitted under this Agreement, as certified to the Collateral Agent by the Borrower, or is otherwise consented to by the Required Lenders;
     (iv) against any part of the “Collateral” (as defined in the Cash Collateral Agreement) to the extent required pursuant to the Cash Collateral Agreement; and/or

     (v) against any of the Collateral upon the occurrence of any event described in Section 8.10 of the Borrower Pledge Agreement.
The Administrative Agent, each Lender and each Issuing Bank hereby directs the Collateral Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.03(b) promptly upon the effectiveness of any such release.
          (c) Each Lender and each Issuing Bank hereby directs the Administrative Agent and the Collateral Agent to, upon the satisfaction of the conditions precedent set forth in Section 6.01, (i) release the Guarantors (as defined in the Existing Credit Agreement) from, and terminate, the Guaranty (as defined in the Existing Credit Agreement), (ii) release Enterprises and the Grantors (as defined in the Existing Credit Agreement) from, release all Liens granted pursuant to and terminate the Subsidiary Pledge Agreement (as defined in the Existing Credit Agreement) and (iii) release any Lien held by the Collateral Agent for the benefit of the Lenders and the Issuing Banks in any assets of the Borrower other than the capital stock of Consumers and related property pledged by the Borrower pursuant to the Borrower Pledge Agreement.
ARTICLE XI
MISCELLANEOUS
     SECTION 11.01. Amendments, Etc. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive, modify or eliminate any of the conditions specified in Article VI, (ii) increase the Commitments of the Lenders that may be maintained hereunder (other than pursuant to Section 2.03(d)), (iii) reduce or forgive the principal of, or interest on, any Loan, the commitment fee payable pursuant to Section 2.02(a) or other any fees or other amounts payable hereunder (other than fees payable to the Administrative Agent pursuant to Section 2.02(b)), (iv) postpone any date fixed for any payment of principal of, or interest on, any Loan or any fees or other amounts payable hereunder (other than fees payable to the Administrative Agent pursuant to Section 2.02(b)) (except with respect to any modifications of the provisions relating to amounts, timing or application of prepayments of Loans and other Obligations which modification shall require only the approval of the Required Lenders), (v) change the definition of “Required Lenders” contained in Section 1.01 or change any other provision that specifies the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans or the number of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) amend, waive or modify Section 2.03(b) or this Section 11.01, (vii) release the Collateral Agent’s Lien on all of the Collateral or any portion of the Collateral in excess of $50,000,000 (except as provided in Section 10.03(b)), (viii) extend the Commitment Termination Date or the Maturity Date, (ix) amend, waive or modify any provision of Section 5.01(g), 5.05 or 5.07 that provides for or ensures ratable distributions to the Lenders or (x) amend, waive or modify any provision of Section 4.02 that requires each Letter of Credit to have a stated expiry date no later than five (5) Business Days (or, in the case of any commercial Letter of Credit, thirty (30) Business Days) prior to the Commitment Termination

Date; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by each affected Agent in addition to the Lenders required above to take such action, affect the rights or duties of any Agent under this Agreement or any other Loan Document; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by each Issuing Bank in addition to the Lenders required above to take such action, affect the rights or duties of any Issuing Bank under this Agreement or any other Loan Document. Any request from the Borrower for any amendment, waiver or consent under this Section 11.01 shall be addressed to the Administrative Agent.
     SECTION 11.02. Notices, Etc. Subject to Section 11.14, all notices and other communications provided for hereunder and under the other Loan Documents shall be in writing and mailed, sent by courier service, telecopied or delivered, (i) if to Borrower, at its address at One Energy Plaza, Jackson, Michigan 49201, Attention: James E. Brunner, General Counsel, with a copy to Laura L. Mountcastle, Vice President, Investor Relations and Treasurer, One Energy Plaza, Jackson, Michigan 49201; (ii) if to any Bank, at the address set forth on the signature page hereto with respect to such Bank; (iii) if to any Issuing Bank, at its address specified in the Issuing Bank Agreement to which it is a party; (iv) if to any Lender other than a Bank, at its Applicable Lending Office specified in the Lender Assignment or Assignment and Acceptance pursuant to which it became a Lender; (v) if to the Administrative Agent with respect to funding or payment of any amounts hereunder, at its address at 2 Penns Way, Suite 200, New Castle, DE 19270, Attn: Dawn Conover, Telephone No. (302) 894-6063, Telecopy No. (302) 894-6120; (vi) if to the Administrative Agent for any other reason or to the Collateral Agent, at its address at 388 Greenwich Street, New York, New York 10003, Attn: Nick McKee, Telephone No. (212) 816-8592, Telecopy No. (212) 816-8098; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. Each such notice or other communication shall be effective (i) if given by telecopy transmission, when transmitted to the telecopy number specified in this Section 11.02 and confirmation of receipt is received, (ii) if given by mail, 5 days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section 11.02, except that notices and communications to any Agent pursuant to Article II, III, or X shall not be effective until received by such Agent.
     SECTION 11.03. No Waiver of Remedies. No failure on the part of the Borrower, any Lender, any Issuing Bank or any Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 11.04. Costs, Expenses and Indemnification.
          (a) The Borrower agrees to (i) reimburse on demand all reasonable costs and expenses of each Agent and each Arranger (including reasonable fees and expenses of counsel to the Agents) in connection with (A) the preparation, syndication, negotiation, execution and delivery of the Loan Documents and (B) the care and custody of any and all collateral, and any proposed modification, amendment, or consent relating to any Loan Document, and (ii) to pay on demand all reasonable costs and expenses of each Agent and, on and after the date upon which the principal amount outstanding hereunder becomes or is declared to be due and payable pursuant to Section 9.02 or an Event of Default specified in Section 9.01(a) shall have occurred and be continuing, each Lender (including fees and expenses of counsel to the Agents, special Michigan counsel to the Lenders and, from and after such date, counsel for each Lender (including the allocated costs and expenses of in-house counsel)) in connection with the workout, restructuring or enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder.
          (b) The Borrower agrees to indemnify each Agent, each Arranger, each Issuing Bank, each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Person”) against, and hold each Indemnified Person harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnified Person, incurred by or asserted against any Indemnified Person arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or other Extension of Credit or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of any Hazardous Substance on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, (iv) the use of the Platform as contemplated herein, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnified Person is a party thereto; provided, that such indemnity shall not, as to any Indemnified Person, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person. The Borrower shall pay any civil penalty or fine assessed by the Office of Foreign Assets Control against any Indemnified Person and all reasonable costs and expenses (including reasonable fees and expenses of counsel to such Indemnified Persons) incurred in connection with defense thereof, as a result of acts or omissions of the Borrower contrary to the representation made in Section 7.01(t).
          (c) The Borrower’s other obligations under this Section 11.04 shall survive the repayment of all amounts owing to the Lenders, the Issuing Banks and the Agents under the Loan Documents and the termination of the Commitments. If and to the extent that the obligations of the Borrower under this Section 11.04 are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.
          (d) To the extent permitted by applicable law, the Borrower shall not assert, and the Borrower hereby waives, any claim against each Lender, each Agent and their respective Affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, arising out of, as a result of, or in any way related to, this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Borrowing or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and the Borrower hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
     SECTION 11.05. Right of Set-off.
          (a) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 9.02 to authorize the Administrative Agent to declare the principal amount outstanding hereunder to be due and payable pursuant to the provisions of Section 9.02, each Lender and Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank, as applicable, to or for the credit or the account of the Borrower, against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Promissory Notes held by such Lender or the Issuing Bank Agreement to which such Issuing Bank is a party, as the case may be, irrespective of whether or not such Lender or such Issuing Bank, as applicable, shall have made any demand under this Agreement or such Promissory Notes or such Issuing Bank Agreement, as the case may be, and although such obligations may be unmatured. Each Lender and Issuing Bank agrees to notify promptly the Borrower after any such set-off and application made by such Lender or Issuing Bank, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and Issuing Bank under this Section 11.05 are in addition to other rights and remedies (including other rights of set-off) which such Lender and Issuing Bank may have.
          (b) The Borrower agrees that it shall have no right of off-set, deduction or counterclaim in respect of its obligations hereunder, and that the obligations of the Lenders hereunder are several and not joint. Nothing contained herein shall constitute a relinquishment or waiver of the Borrower’s rights to any independent claim that the Borrower may have against any Agent or any Lender for such Agent’s or such Lender’s, as the case may be, gross negligence or willful misconduct, but no Lender shall be liable for any such conduct on the part of any Agent or any other Lender, and no Agent shall be liable for any such conduct on the part of any Lender or any other Agent.
     SECTION 11.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Agents and when the Administrative Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agents and each Lender and their respective successors and assigns, except that, the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.
     SECTION 11.07. Assignments and Participation.
          (a) Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement pursuant to subsection (b) below and any Lender may assign all or any part of its rights and obligations under this Agreement pursuant to subsection (c) below.
          (b) Any Lender may sell participations to one or more banks or other entities (each a “Participant”) in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and its outstanding Loan), provided that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of the Loans of such Lender for all purposes of this Agreement and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 11.01 or of any other Loan Document. The Borrower agrees that each Participant shall be deemed to have the right of set-off provided in Section 11.05 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of set-off provided in Section 11.05 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of set-off provided in Section 11.05, agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with Section 11.05 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 5.04 and 5.06 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.07(c); provided that (i) a Participant shall not be entitled to receive any greater payment under Section 5.04 or 5.06 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 5.06 to the same extent as if it were a Lender.
          (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, with the consent of the Administrative Agent and each Issuing Bank (such consent not to be unreasonably withheld or delayed), at any time assign to any other Lender or to any Eligible Bank all or any part of its rights and obligations under this Agreement, provided, that the aggregate of the Commitments and the principal amount the Loans subject to any such assignment (other than assignments to a Federal Reserve Bank, or to any other Lender, or to any direct or indirect contractual counterparties in swap agreements relating to the Loans to the extent required in connection with the physical settlement of any Lender’s obligations pursuant thereto) shall be $5,000,000 (or such lesser amount consented to by the Administrative Agent); provided, that, unless such Lender is assigning all of its rights and obligations hereunder, after giving effect to such assignment the assigning Lender shall have Commitments and Loans in the aggregate of not less than $5,000,000 (unless otherwise consented to by the Administrative Agent).
          (d) Any Lender may, in connection with any sale or participation or proposed sale or participation pursuant to this Section 11.07 disclose to the purchaser or Participant or proposed purchaser or Participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, provided that prior to any such disclosure of non-public information, the purchaser or Participant or proposed purchaser or Participant (which Participant is not an affiliate of a Lender) shall agree to preserve the confidentiality of any confidential information (except any such disclosure as may be required by law or regulatory process) relating to the Borrower received by it from such Lender.
          (e) Assignments under this Section 11.07 shall be made pursuant to an agreement (a “Lender Assignment”) substantially in the form of Exhibit F hereto or in such other form as may be agreed to by the parties thereto and shall not be effective until a $3,500 fee has been paid to the Administrative Agent by the assignee, which fee shall cover the cost of processing such assignment, provided, that such fee shall not be incurred in the event of an assignment by any Lender of all or a portion of its rights under this Agreement to (i) a Federal Reserve Bank, (ii) a Lender (iii) an affiliate of the assigning Lender (which affiliate shall be an Eligible Bank) or (iv) to any direct or indirect contractual counterparties in swap agreements relating to the Loans to the extent required in connection with the physical settlement of any Lender’s obligations pursuant thereto.
          (f) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender is obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall remain obligated to make such Loan pursuant to the terms hereof, (iii) the Borrower shall not be required to pay any amount under Section 5.06 that is greater than the amount which it would have been required to pay had there been no grant to an SPC and (iv) any SPC (or assignee of an SPC) will comply, if applicable, with the provisions contained in Section 5.06. No grant by any Granting Lender to an SPC agreeing to provide a Loan or the making of such Loan by such SPC shall operate to relieve such Granting Lender of its liabilities and obligations hereunder, except to the extent of the making of such Loan by such SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In addition, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Administrative Agent in its sole discretion) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to the Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 11.07(f) may not be amended without the written consent of any SPC that holds an option to provide Loans. No recourse under any obligation, covenant, or agreement of the SPC contained in this Agreement shall be had against any shareholder, officer, agent or director of the SPC as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the SPC and no personal liability shall attach to or be incurred by any officer, agent or member of the SPC as such, or any of them under or by reason of any of the obligations, covenants or agreements of the SPC contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the SPC of any such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by all parties to this Agreement as a condition of and consideration for the SPC entering into this Agreement; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. All parties to this Agreement acknowledge and agree that the SPC shall only be liable for any claims that each of them may have against the SPC only to the extent of the SPC’s assets. The provisions of this clause shall survive the termination of this Agreement.
          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
          (h) The Administrative Agent shall maintain at its address referred to in Section 11.02 a copy of each Lender Assignment and each Assumption and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, any Issuing Bank or any Lender at any reasonable time and from time to time upon reasonable prior notice.
     SECTION 11.08. Confidentiality. In connection with the negotiation and administration of this Agreement and the other Loan Documents, the Borrower has furnished and will from time to time furnish to the Agents, the Issuing Banks and the Lenders (each, a “Recipient”) written information which is identified to the Recipient when delivered as confidential (such information, other than any such information which (i) was publicly available, or otherwise known to the Recipient, at the time of disclosure, (ii) subsequently becomes publicly available other than through any act or omission by the Recipient or (iii) otherwise subsequently becomes known to the Recipient other than through a Person whom the Recipient knows to be acting in violation of his or its obligations to the Borrower, being hereinafter referred to as “Confidential Information”). The Recipient will not knowingly disclose any such Confidential Information to any third party (other than to those persons who have a confidential relationship with the Recipient), and will take all reasonable steps to restrict access to such information in a manner designed to maintain the confidential nature of such information, in each case until such time as the same ceases to be Confidential Information or as the Borrower may otherwise instruct. It is understood, however, that the foregoing will not restrict the Recipient’s ability to freely exchange such Confidential Information with its Affiliates, prospective Participants in or assignees of the Recipient’s position herein or direct or indirect counterparties (or their advisors) to any swap, securitization or derivative transaction relating to the Obligations, but the Recipient’s ability to so exchange Confidential Information shall be conditioned upon any such Person entering into an agreement as to confidentiality similar to this Section 11.08. It is further understood that the foregoing will not prohibit the disclosure of any or all Confidential Information if and to the extent that such disclosure may be required (1) by a regulatory agency, self-regulatory body or otherwise in connection with an examination of the Recipient’s records by appropriate authorities, (2) pursuant to court order, subpoena or other legal process or in connection with any proceeding, suit or other action relating to any Loan Document or (3) otherwise, as required by law; in the event of any required disclosure under clause (2) or (3), above, the Recipient agrees to use reasonable efforts to inform the Borrower as promptly as practicable to the extent not prohibited by law. Notwithstanding any other provision of this Agreement, each party (and each Participant pursuant to Section 11.07) (and each employee, representative or other agent of such party (or Participant)) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.
     SECTION 11.09. Waiver of Jury Trial. THE BORROWER, THE AGENTS, THE ISSUING BANKS AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
     SECTION 11.10. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE PROMISSORY NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE BORROWER, THE LENDERS, THE ISSUING BANKS AND THE AGENTS, EACH (I) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION ARISING OUT OF ANY LOAN DOCUMENT, (II) AGREES THAT ALL CLAIMS IN SUCH ACTION MAY BE DECIDED IN SUCH COURT, (III) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND (IV) CONSENTS TO THE SERVICE OF PROCESS BY MAIL. A FINAL JUDGMENT IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS. NOTHING HEREIN SHALL AFFECT

THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION IN ANY OTHER COURT. THE BORROWER AGREES THAT THE AGENTS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENTS, THE ISSUING BANKS AND THE LENDERS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF ANY AGENT, ANY ISSUING BANK OR ANY LENDER. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY ANY AGENT, ANY ISSUING BANK OR ANY LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY AGENT, ANY ISSUING BANK OR ANY LENDER. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH ANY AGENT, ANY ISSUING BANK OR ANY LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.
     SECTION 11.11. Relation of the Parties; No Beneficiary. No term, provision or requirement, whether express or implied, of any Loan Document, or actions taken or to be taken by any party thereunder, shall be construed to create a partnership, association, or joint venture between such parties or any of them. No term or provision of this Agreement or any other Loan Document shall be construed to confer a benefit upon, or grant a right or privilege to, any Person other than the parties hereto or thereto. The Borrower hereby acknowledges that none of the Agents, the Lenders or the Issuing Banks has any fiduciary relationship with or fiduciary duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Lenders and the Issuing Banks, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.
     SECTION 11.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.
     SECTION 11.13. Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the certificates pursuant hereto shall be considered to have been relied upon by the Agents, the Lenders and the Issuing Banks and shall survive the making by the Lenders and the Issuing Banks of the Extensions of Credit and the execution and delivery to the Lenders of any Promissory Notes evidencing the Extensions of Credit and shall continue in full force and effect so long as any Promissory Note or any amount due hereunder is outstanding and unpaid, any Letter of Credit remains outstanding or any Commitment of any Lender has not been terminated.
     SECTION 11.14. Platform.
          (a) The Borrower shall use its commercially reasonable best efforts to transmit to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and the other Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a notice of borrowing or other extension of credit or a conversion of an existing interest rate on any Loan or Borrowing (including, without limitation, any Notice of Conversion), (ii) relates to the payment of any principal or other amount due hereunder prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default hereunder or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Extension of Credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to oploanswebadmin@citigroup.com (or such other e-mail address designated by the Administrative Agent from time to time). In addition, the Borrower shall continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement but only to the extent requested by the Administrative Agent. Each Lender, each Issuing Bank and the Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks or a substantially similar electronic transmission system (the “Platform”); provided, however, that upon written notice to the Administrative Agent and the Borrower, any Lender or any Issuing Bank (such lender a “Declining Lender”) may decline to receive Communications via the Platform and shall direct the Borrower to provide, and the Borrower shall so provide, such Communications to such Declining Lender by delivery to such Declining Lender’s address set forth on the signature pages hereto, or as specified in the Lender Assignment or Assignment and Acceptance pursuant to which it became a Lender or as otherwise directed in such notice. Subject to the conditions set forth in the proviso in the immediately preceding sentence, nothing in this Section 11.14 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified herein.
          (b) Each Lender and Issuing Bank (other than a Declining Lender) agrees that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender or such Issuing Bank, as applicable, for purposes of this Agreement. Each Lender and Issuing Bank (other than a Declining Lender) agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e-mail address for such Lender or such Issuing Bank, as applicable, to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.
          (c) Each party hereto (other than a Declining Lender) agrees that any electronic communication referred to in this Section 11.14 shall be deemed delivered upon the posting of a record of such communication as “sent” in the e-mail system of the sending party or, in the case of any such communication to the Administrative Agent, upon the posting of a record of such communication as “received” in the e-mail system of the Administrative Agent, provided that if such communication is not so received by the Administrative Agent during the normal business hours of the Administrative Agent, such communication shall be deemed delivered at the opening of business on the next business day for the Administrative Agent.

          (d) Each party hereto acknowledges that the distribution of material through an electronic medium is not necessarily secure and there are confidentiality and other risks associated with such distribution.
          (e) EACH PARTY HERETO FURTHER ACKNOWLEDGES AND AGREES THAT:
     (i) NONE OF THE ADMINISTRATIVE AGENT, ITS AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, THE “CITIGROUP PARTIES”) WARRANTS THE ADEQUACY OF THE PLATFORM OR THE ACCURACY OR COMPLETENESS OF ANY COMMUNICATIONS, AND EACH CITIGROUP PARTY EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY COMMUNICATIONS, AND
     (ii) NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY CITIGROUP PARTY IN CONNECTION WITH ANY COMMUNICATIONS OR THE PLATFORM.
          (f) This Section 11.14 shall terminate on the date that neither CUSA nor any of the Citigroup Parties is the Administrative Agent under this Agreement.
     SECTION 11.15. USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to requirements of the USA Patriot Act , it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act.
ARTICLE XII
NO NOVATION; REFERENCES TO THIS AGREEMENT IN LOAN DOCUMENTS
     SECTION 12.01. No Novation. It is the express intent of the parties hereto that this Agreement (i) shall re-evidence, in part, the Borrower’s indebtedness under the Existing Credit Agreement, (ii) is entered into in substitution for, and not in payment of, the obligations of the Borrower under the Existing Credit Agreement, and (iii) is in no way intended to constitute a novation of any of the Borrower’s indebtedness which was evidenced by the Existing Credit Agreement or any of the other Loan Documents.
     SECTION 12.02. References to This Agreement In Loan Documents. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any other Loan Document to the Existing Credit Agreement (including any reference therein to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring thereto) means and be a reference to this Agreement.

     SECTION 12.03. Release of Enterprises. Each of the parties hereto agrees that, upon the effectiveness of this Agreement (including the satisfaction of the condition precedent set forth in Section 6.01(f)), Enterprises shall be released from all of its obligations as a “Borrower” under (and as defined in) the Existing Credit Agreement.
[Signature pages follow.]

CMS ENERGY CORPORATION, as Borrower
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

1

CITICORP USA, INC., as Collateral Agent and as Administrative Agent

By:	/s/ Amit Vasani

Name: Amit Vasani
Title: Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Amit Vasani

Name: Amit Vasani
Title: Vice President

Address:	388 Greenwich St.
New York, NY 10013
Attn:	Amit Vasani
Telephone: (212) 816-4166
Fax: (646) 291-1685

2

UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:	/s/ Bryan P. Read

Name: Bryan P. Read Title: Vice President

Address:	445 S. Figueroa St., 15th Floor
Los Angeles, CA 90071
Attn:	Robert J. Olson
Telephone: (213) 236-7407
Fax: (213) 236-4096

3

BARCLAYS BANK PLC, as a Documentation Agent and a Lender

By:	/s/ Gary Wenslow

Name: Gary Wenslow
Title: Associate Director

Address:	200 Park Avenue
New York, NY 10166
Attn:	Sydney G. Dennis
Telephone: (212) 412-2470
Fax: (212) 412-2844

4

JPMORGAN CHASE BANK, N.A., as a Documentation Agent and a Lender

By:	/s/ Thomas Casey

Name: Thomas Casey
Title: Vice President

Address:	200 Park Avenue / 4
New York, NY 10017
Attn:	Thomas L. Casey
Telephone: (212) 270-5305
Fax: (212) 270-3089

5

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent and a Lender

By:	/s/ Lawrence P. Sullivan

Name: Lawrence P. Sullivan
Title: Managing Director

Address:	191 Peachtree Street NE, 28th Floor
MC GA8050
Atlanta, GA 30303
Attn:	Larry N. Gross
Telephone: (404) 332-4158
Fax: (404) 332-4058

6

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Derek Befus

Name: Derek Befus
Title: Vice President

Address:	15 West South Temple, Ste. 300
Salt Lake City, UT 84101
Attn:	Frank Stepan
Telephone: (801) 526-8316
Fax: (801) 531-7470

7

BNP PARIBAS, as a Lender

By:	/s/ Dan Dozine

Name: Dan Dozine
Title: Managing Director

By:	/s/ Leonardo Osorio

Name: Leonardo Osorio
Title: Director

Address:	787 Seventh Avenue, 31st Floor
New York, NY 10019
Attn:	Mark Renaud
Telephone: (212) 841-2807
Fax: (212) 841-2052

8

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio

Name: Yann Pirio
Title: Vice President

Address:	303 Peachtree Street, 10th Floor
Mail Code 1929
Atlanta GA 30308
Attn:	Yann Pirio
Telephone: (404) 813-5498
Fax: (404) 827-6270

9

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L Tavrow

Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

Address:	677 Washington Boulevard
Stamford, CT 06901
Attn:	Shaneequa Thomas
Telephone: (203) 719-3385
Fax: (203) 719-3888

10

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marcus M. Tarkington

Name: Marcus M. Tarkington
Title: Director

By:	/s/ Paul O’Leary

Name: Paul O’Leary
Title: Vice President

Address:	60 Wall Street
NYC 60-4405
New York, NY 10005
Attn:	Marcus Tarkington
Telephone: (212) 250-6153
Fax: (212) 797-0070

11

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sherrie I Manson

Name: Sherrie I Manson
Title: Sr. Vice President

Address:	127 Public Square
Mailcode: OH-01-27-0623
Cleveland, OH 44114
Attn:	Sherrie I. Manson
Telephone: (216) 689-3443
Fax: (216) 689-4981

12

COMERICA BANK, as a Lender
By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Assistant Vice President

13

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Gregory E. Castle
	Name:	Gregory E. Castle
	Title:	First Vice President

14

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

15

FIFTH THIRD BANK, as a Lender
By:	/s/ Randall S. Wolffis
	Name:	Randall S. Wolffis
	Title:	Vice President

16

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Scott Bjelde
	Name:	Scott Bjelde
	Title:	Senior Vice President

17

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

18

BAYERISCHE LANDESBANK, as a Lender
By:	/s/ John Gregory
	Name:	John Gregory
	Title:	Vice President

By:	/s/ Annette Schmidt
	Name:	Annette Schmidt
	Title:	First Vice President

19

HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ Mark Wilson
	Name:	Mark Wilson
	Title:	Senior Vice President

20

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

21

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ Masakazu Hasegawa n
	Name:	Masakazu Hasegawa
	Title:	Joint General Manager

22

COMMITMENT SCHEDULE

Lender	Commitment
CITIBANK, N.A.	$19,125,000
UNION BANK OF CALIFORNIA, N.A.	$19,125,000
BARCLAYS BANK PLC	$19,125,000
JPMORGAN CHASE BANK, N.A.	$19,125,000
WACHOVIA BANK, NATIONAL ASSOCIATION	$19,125,000
MERRILL LYNCH BANK USA	$19,125,000
BNP PARIBAS	$15,375,000
SUNTRUST BANK	$15,375,000
UBS LOAN FINANCE LLC	$15,375,000
DEUTSCHE BANK TRUST COMPANY AMERICAS	$15,375,000
KEYBANK NATIONAL ASSOCIATION	$11,250,000
COMERICA BANK	$11,250,000
LASALLE BANK MIDWEST, N.A.	$11,250,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$11,250,000
FIFTH THIRD BANK	$11,250,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$11,250,000
THE BANK OF NOVA SCOTIA	$11,250,000
BAYERISCHE LANDESBANK	$11,250,000
HUNTINGTON NATIONAL BANK	$11,250,000
GOLDMAN SACHS CREDIT PARTNERS L.P.	$11,250,000
SUMITOMO MITSUI BANKING CORP.	$11,250,000

PRICING SCHEDULE

	Applicable ABR	Applicable	Commitment
Specified Rating	Margin	Eurodollar Margin	Fee Rate
Baa2/BBB/BBB or higher	0.00%	0.50%	0.15%
Baa3/BBB-/BBB-	0.00%	0.75%	0.175%
Ba1/BB+/BB+	0.00%	1.00%	0.20%
Ba2/BB/BB	0.25%	1.25%	0.25%
Ba3/BB-/BB-	0.50%	1.50%	0.30%
Below Ba3/BB-/BB-	1.00%	2.00%	0.50%
“Specified Rating” shall be determined as follows:
(a)	If each of Moody’s, S&P or Fitch shall issue a rating (a “Facility Rating”) of the obligations of the Borrower under the Facility, the Specified Rating shall be:
(i)	If all such Facility Ratings are the same, such Facility Ratings;

(ii)	If two of such Facility Ratings are the same, such Facility Ratings; and

(ii)	If all such Facility Ratings are different, the middle of such Facility Ratings.
(b)	If only two of Moody’s, S&P or Fitch shall issue a Facility Rating, the Specified Rating shall be the higher of such Facility Ratings; provided, that if a split of greater than one ratings category occurs between such Facility Ratings, the Specified Rating shall be the ratings category that is one category below the higher of such Facility Ratings.
(c)	If only one of Moody’s, S&P or Fitch shall issue a Facility Rating, the Specified Rating shall be such Facility Rating.
(d)	If (I) none of Moody’s, S&P or Fitch shall issue a Facility Rating and (II) any of Moody’s, S&P or Fitch shall issue a Debt Rating, the Specified Rating shall be the ratings category that is one category above the Specified Rating determined pursuant to the clauses (a)-(c) above as if such Debt Rating were a Facility Rating.
(c)	If none of Moody’s, S&P or Fitch shall issue either a Facility Rating or a Debt Rating, the Specified Rating shall be Ba3/BB-/BB-.

EXHIBIT A
FORM OF NOTICE OF BORROWING
[Date]
Citicorp USA, Inc., as Administrative
   Agent for the Lenders parties to the
   Credit Agreement referred to below
Attention:
Ladies and Gentlemen:
          The undersigned, CMS Energy Corporation (the “Borrower”), refers to the Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), among CMS Energy Corporation, the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent, and hereby gives you notice, irrevocably, pursuant to Section 3.01 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 3.01(a) of the Credit Agreement:
          (i) The Business Day of the Proposed Borrowing is                     , 20___.
          (ii) The Type of Loans comprising the Proposed Borrowing is [ABR Loans] [Eurodollar Rate Loans],
          (iii) The aggregate amount of the Proposed Borrowing is $                    .
          [(iv) The initial Interest Period for each Loan made as part of the Proposed Borrowing is_months.]’ 1
          The undersigned hereby acknowledges that the delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower that, on the date of the Proposed Borrowing, the statements contained in Sections 6.02(a) and 6.03(a) of the Credit Agreement are true.

Very truly yours,

CMS ENERGY CORPORATION

By

Name:
Title:

1	To be included for a Proposed Borrowing comprised of Eurodollar Rate Loans.
Ex. A-1

EXHIBIT B
FORM OF NOTICE OF CONVERSION
[Date]
Citicorp USA, Inc., as Administrative
   Agent for the Lenders parties to the
   Credit Agreement referred to below
Attention:
Ladies and Gentlemen:
          The undersigned, CMS Energy Corporation (the “Borrower’”), refers to the Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), among CMS Energy Corporation, the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent, and hereby gives you notice, irrevocably, pursuant to Section 3.02 of the Credit Agreement that the undersigned hereby requests a Conversion of certain of its Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion (the “Proposed Conversion”) as required by Section 3.02 of the Credit Agreement:
          (i) The Business Day of the Proposed Conversion is                     , 20___.
          (ii) The Type of Loans comprising the Proposed Conversion is [ABR Loans] [Eurodollar Rate Loans].
          (iii) The aggregate amount of the Proposed Conversion is $                    .
          (iv) The Type of Loans to which such Loans are proposed to be Converted is [ABR Loans] [Eurodollar Rate Loans].
          (v) The Interest Period for each Loan made as part of the Proposed Conversion is_month(s). 1
     The undersigned hereby certifies that the Borrower’s request for the Proposed Conversion is made in compliance with Sections 3.02, 3.03 and 3.04 of the Credit Agreement. [The undersigned hereby acknowledges that the delivery of this Notice of Conversion shall constitute a representation and warranty by the Borrower that, on the date of the Proposed Conversion, (i) the statements contained in Section 6.02(a) of the Credit Agreement are true and (ii) no Default has occurred and is continuing] 2.

Very truly yours, CMS ENERGY CORPORATION

By

Name:
Title:

1	Delete for ABR Loans.

2	Delete if Conversion is into ABR Loans.
Ex. B-1

EXHIBIT C
FORM OF OPINION OF
JAMES BRUNNER, ESQ., COUNSEL TO THE BORROWER
See attached.
Ex. C-1

[CMS Energy Logo]

General Offices:	Tel: (517) 788-1257
One Energy Plaza	Fax: (517) 788-1761
Jackson, Ml 49201	e-Mail: jebrunner@cmsenergy.com JAMES E. BRUNNER Senior Vice President and General Counsel
[April 2, 2007]
Citicorp USA, Inc.,
as Administrative Agent and Collateral Agent
and
The Lenders listed on Schedule 1
attached hereto
Re:      $300,000,000 Seventh Amended and Restated Credit Agreement
Dear Ladies and Gentlemen:
          I am Senior Vice President and General Counsel of CMS Energy Corporation, a Michigan corporation (“CMS”). I have represented CMS in connection with the Seventh Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among CMS as the Borrower, the Lenders (as defined therein), Citicorp USA, Inc. as Administrative Agent and as Collateral Agent (in such capacity, the “Collateral Agent”).
          This opinion is delivered to you pursuant to Section 6.01(a)(viii)(A) of the Credit Agreement. Capitalized terms used herein that are defined in, or by reference in, the Credit Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein. The Uniform Commercial Code, as in effect in the State of Michigan on the date hereof, is referred to herein as the ‘TJCC-” Terms used herein that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to such terms therein, “Applicable Contracts” mean those agreements or instruments set forth on Schedule II attached hereto.
          In connection with this opinion, I, or another attorney admitted to the Bar in the State of Michigan in the CMS Legal Department have (i) investigated such questions of law, and (ii) examined originals, or certified, conformed or reproduction copies, of such agreements, instruments, documents and records of CMS, such certificates of public officials and such other documents, as I have deemed necessary or appropriate for the purposes of this opinion. I, or another attorney admitted to the Bar in the State of Michigan in the CMS Legal Department have examined, among other documents, the following (each dated the date hereof unless otherwise noted):
          (a) the Credit Agreement;
          (b) the Fourth Amended and Restated Pledge and Security Agreement, dated as of December 8, 2003, made by CMS in favor of the Collateral Agent on behalf of and for the ratable benefit of the Lenders, as supplemented by the Pledge Supplement related thereto, dated as of the date hereof, executed by CMS in favor of the Collateral Agent (the “Pledge Agreement”-):
          (c) copies of the following financing statements:
               (i) Two (2) financing statements on a UCC-1 Form (and the related filings made on a UCC-3 Amendment Form) naming “CMS Energy Corporation” as debtor and “Citicorp USA, Inc., as Collateral Agent” as secured party (collectively, the “CMS Pre-Closing Financing Statements”), copies of which are attached hereto as Exhibit A, which CMS Pre-Closing Financing Statements have been filed in the Office of the Secretary of State of the State of Michigan (the “Michigan Filing Office”);
               (ii) Two (2) financing statements on a UCC-3 Amendment Form related to the CMS Pre-Closing Financing Statements, copies of which are attached hereto as Exhibit B (the “CMS Post-Closing Financing Statements” and, collectively with the CMS Pre-Closing Financing Statements, the “CMS Amended Financing Statements”);
               (iii) Ten (10) financing statements on a UCC-1 Form (and the related filings made on a UCC-3 Termination Form) naming each of the Subsidiary Grantors as debtor and “Citicorp USA, Inc., as Collateral Agent” as secured party (collectively, the “Subsidiary Pre-Closing Financing Statements”), copies of which are attached hereto as Exhibit C, which Subsidiary Pre-Closing Financing Statements have been filed in the Michigan Filing Office. The Subsidiary Pre-Closing Financing Statements and the CMS Pre-Closing Financing Statements are collectively referred to herein as the “Pre-Closing Financing Statements;” and
               (iv) Ten (10) financing statements on a UCC-3 Termination Form related to the Subsidiary Pre-Closing Financing Statements, copies of which are attached hereto as Exhibit D (the “Subsidiary Post-Closing Financing Statements” and, collectively with the Subsidiary Pre-Closing Financing Statements, the “Subsidiary Amended Financing Statements”). The Subsidiary Post-Closing Financing Statements and the CMS Post-Closing Financing Statements are collectively referred to herein as the “Post-Closing Financing Statements.” The Subsidiary Amended Financing Statements and the CMS Amended Financing Statements are collectively referred to herein as the “Amended Financing Statements.”
          The documents referred to in items (a) and (b) above are referred to herein collectively as the “Documents”.
          In all such examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures of parties (other than the signatures of the officers of CMS), the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to me as conformed or facsimile, electronic or photostatic copies.
          To the extent it may be relevant to the opinions expressed herein, I have assumed (i) that all of the parties to the Documents (other than CMS) are validly existing and in good standing under the laws of their respective jurisdictions of organization and have the power and authority to execute (if applicable) and deliver the Documents, to perform their obligations thereunder and to consummate the transactions contemplated thereby, (ii) that the Documents have been duly authorized, executed (if applicable) and delivered by all of the parties thereto (other than CMS), and constitute valid and binding obligations of all the parties thereto (other than CMS), and (iii) each of the CMS Pre-Closing Financing Statements remains duly effective and of record in the Michigan Filing Office and no continuation partial release, asset or amendment financing statement with respect thereto has been filed.
          Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, I am of the opinion that:
          1. CMS is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.
          2. CMS has the requisite corporate power, and has taken all corporate action necessary to authorize it, to execute and deliver each of the Documents to which it is a party and to perform its obligations thereunder and to grant the security interests pursuant to the Pledge Agreement.
          3. CMS has duly executed and delivered each of the Documents to which it is a party. CMS has duly authorized the filing of the Amended Financing Statements.
          4. The execution, delivery and performance by CMS of each of the Documents to which it is a party (including the granting of the security interests pursuant to the Pledge Agreement), each in accordance with its terms:
          (a) does not require under the federal laws of the United States of America or the laws of the State of Michigan any filing or registration by CMS with, or approval or consent to CMS of, any governmental agency or regulatory body of the United States of America or the State of Michigan that has not been made or obtained and is in full force and effect except, as applicable, (i) to perfect security interests thereunder, and (ii) pursuant to securities and other laws that may be applicable to the disposition of any Collateral subject thereto;
          (b) does not contravene any provision of the articles of incorporation of CMS or the bylaws of CMS;
          (c) does not violate any law, or regulation of any governmental agency or regulatory body, of the United States of America or the State of Michigan applicable to CMS or its property;
          (d) does not breach, violate or cause a default under, or require the approval or consent of any person (other than any consent or approval which has been obtained and is in full force and effect on the date hereof) pursuant to, the Applicable Contracts or violate any court decree or order binding upon CMS or its property; and
          (e) does not result in or require the creation or imposition of any lien other than the security interests created by the Pledge Agreement (except as otherwise contemplated by the terms of the Credit Agreement).
          5. CMS is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

          6. The shares and other equity interests listed on Exhibit “A” to the Pledge Agreement or on Schedule I to the applicable supplement thereto (collectively, the “Pledged Interests”) are owned of record and, to my knowledge, beneficially, by CMS. The Pledged Interests have been duly authorized and validly issued and are fully paid and non-assessable.
          7. The Pre-Closing Financing Statements are in appropriate form and have been duly filed in the Michigan Filing Office. The Post-Closing Financing Statements are in appropriate form for filing in the Michigan Filing Office. Upon filing of the Post-Closing Financing Statements, the Collateral Agent shall have perfected security interests in the portion of the Collateral described in the Amended Financing Statements to the extent that security interests in such Collateral may be perfected by filing financing statements in the State of Michigan under Article 9 of the UCC.
          The opinions set forth above are subject to the following qualifications:
          (A) I am admitted to the Bar in the State of Michigan. The opinions set forth herein are limited to the laws of the State of Michigan and, solely with respect to the opinions expressed in paragraphs 5(a), (c) and (d) and 6 above, the federal laws of the United States of America.
          (B) In rendering the opinions expressed above, I express no opinion as to the applicability or effect of Section 548 of the United States Bankruptcy Code (the “Bankruptcy Code”) or any fraudulent transfer or comparable provision of state law on the Documents or any transactions contemplated thereby.
          (C) In rendering the opinions expressed above, I express no opinion as to the applicability or effect of Section 547 of the Bankruptcy Code or any comparable provision of state law on the Documents or any transaction contemplated thereby.
          (D) 1 express no opinion with respect to (i) the laws, rules, regulations, ordinances, administrative decisions or orders of any county, town or municipality or governmental subdivision or agency thereof, (ii) state securities or blue sky laws or (hi) any state tax laws.
          (E) The opinions set forth in paragraph 8 above are subject to each of the qualifications, limitations, exceptions and exclusions set forth in Article 9 of the UCC (including but not limited to (i) limitations on the continued perfection of security interests in proceeds under Section 9-315 of the UCC, and (ii) the rights of certain buyers or holders of property constituting Collateral to take such property free of any security interest in favor of the Collateral Agent as provided in Section 9-331 of the UCC).
          (F) I have not made any examination of, and express no opinion with respect to (and to the extent relevant have assumed the accuracy and sufficiency of), (i) except as expressly set forth in paragraphs 5(e) and 8 above, the existence, creation, validity, attachment or perfection of any lien on the Collateral, and (ii) the priority of any lien on the Collateral thereon. I call to your attention the fact that Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case.
          (G) I express no opinion as to any security interest or the perfection thereof of any Collateral excluded from, or not governed by, Article 9 of the UCC. I call your attention to the following:

               (i) under Section 547 of the Bankruptcy Code, a security interest that is deemed transferred within the relevant period set forth in Section 547(b)(4) of the Bankruptcy Code may be avoidable under certain circumstances;
               (ii) under Section 8-303 of the UCC, a “protected purchaser” (as defined in such Section 8-303) of a security, or of an interest therein, may acquire its interest in such security free of any adverse claim thereto;
               (iii) I express no opinion herein as to whether the Collateral Agent, any Lender or any other Person may be a “holder in due course” (as defined in the UCC) of any applicable negotiable instrument, or a holder to whom any applicable negotiable document of title has been duly negotiated; and
               (iv) a purchaser may obtain priority over or take free of a perfected security interest under Section 440.9516(4) of the UCC; and a security interest perfected by filing may be junior to a security interest that was perfected by an earlier effective filing mis-indexed by the applicable UCC filing officer.
          (H) I express no opinion as to the enforceability of any Document.
          (I) I assume no obligation to revise or supplement this opinion letter after the date hereof for any reason, including in the event applicable laws are changed in any respect by legislative action, judicial decision or otherwise.
          (J) With regard to the opinion set forth in paragraph 5(d), I do not express any opinion as to whether the execution, delivery or performance by CMS of any Document will constitute a violation of, or a default under, any covenant, restriction or provision that requires a determination with respect to financial ratios or financial tests or any aspect of the financial condition or results of operations of CMS.
          This opinion is being furnished only to you in connection with the Documents and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without my prior written consent; provided, that each assignee of a Lender that hereafter becomes a Lender under the Credit Agreement pursuant to Section 11.07 thereof may rely on this opinion with the same effect as if it were originally addressed to such assignee and delivered on the date hereof. The opinions expressed above are based solely on factual matters in existence as of, and the transactions occurring on, the date hereof and laws and regulations in effect on the date hereof, and we assume no obligation to revise or supplement this opinion letter should such factual matters change or other transactions occur or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise.

Very truly yours.

James E. Brunner, Senior Vice President and General Counsel of CMS Energy Corporation

SCHEDULE I
Lenders
[Citibank, N.A.
Union Bank of California, N.A.
Barclays Bank PLC
JPMorgan Chase Bank, N.A.
Wachovia Bank, National Association
Merrill Lynch Bank USA
Bank of America, N.A.
BNP Paribas
Credit Suisse, Cayman Islands Branch
Deutsche Bank Trust Company Americas
KeyBank National Association
Morgan Stanley Bank
Comerica Bank
Standard Federal Bank
UBS Loan Finance LLC
Allied Irish Banks, P.L.C.]
[TO BE UPDATED]

SCHEDULE II
Applicable Contracts
     1. Indenture dated as of September 15, 1992, between CMS Energy Corporation and NBD Bank, as Trustee (in the form filed as an exhibit to CMS Energy Corporation’s Form S-3 filed May 1, 1992), together with each of the following Supplemental Indentures (each in the forms filed as exhibits to various of CMS Energy Corporation’s Securities and Exchange Commission filings):
Supplement No. 7 dated as of January 25, 1999
Supplement No. 10 dated as of October 12, 2000
Supplement No. 11 dated as of March 29, 2001
Supplement No. 12 dated as of July 2, 2001
Supplement No. 13 dated as of July 16, 2003
Supplement No. 14 dated as of July 17, 2003
Supplement No. 15 dated as of September 29, 2004
Supplement No. 16 dated as of December 16, 2004
Supplement No. 17 dated as of December 13, 2004
Supplement No. 18 dated as of January 19, 2005
Supplement No. 19 dated as of December 13, 2005
     2. Indenture dated as of June 1, 1997, between CMS Energy Corporation and The Bank of New York, as trustee (in the form filed as an exhibit to CMS Energy Corporation’s Form 8-K filed July 1, 1997), together with each of the following Supplemental Indentures (each in the forms filed as exhibits to various of CMS Energy Corporation’s Securities and Exchange Commission filings):
Supplement No. 1 dated as of June 20, 1997

EXHIBIT D
FORM OF OPINION OF
SIDLEY AUSTIN LLP,
SPECIAL COUNSEL TO THE ADMINISTRATIVE AGENT
See attached.
Ex. D-l

[Sidley Logo]

SIDLEY AUSTIN LLP	Sidley Austin LLP	Beijing	Geneva	San Fracisco
S1DLEY AUSTIN	787 Seventh Avenue	Brussels	Hong Kong	Shanghai
	New York, NY 10019	Chicao	London	Singapore
	(212) 839 5300	Dallas	Los Angeles	Tokyo
	(212) 839 55B9 FAX	Frankfurt	New York	Washington DC
Founded 1866
April 2, 2007
The parties listed on Schedule I hereto
     Re: Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007, among CMS Energy Corporation, as the Borrower, the Lenders party thereto, and Citicorp USA, Inc., as Administrative Agent
Ladies and Gentlemen:
     We have acted as special New York counsel to Citicorp USA, inc., as Administrative Agent, in connection with the execution and delivery of the Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (the “Credit Agreement”), by and among CMS Energy Corporation, a Michigan corporation (the “Borrower”), the Lenders party thereto (the “Lenders”) and Citicorp USA, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”). This opinion letter is furnished to you at the request of the Administrative Agent. Capitalized terms used herein without definition have the meanings assigned to such terms in the Credit Agreement.
     In furnishing this opinion letter, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction as being true copies, of the Credit Agreement and such other instruments, documents, corporate and other records and certificates of officers of the Borrower and certificates (including certificates of government officials) as we have deemed necessary or appropriate as a basis for the opinion set forth herein.
     We have conducted such examinations of taw as we have deemed necessary or appropriate as the basis for the opinion set forth below. We have relied upon, and assumed the truth and accuracy of, all certificates, documents and records supplied to us by the Borrower and of the representations and warranties of the Borrower in the Credit Agreement with respect to the factual matters set forth therein, and we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such documents, and the truth and accuracy of all certificates of public officials.
     In rendering the opinion set forth herein, we have assumed, with your permission, that;
     (a) each party to the Credit Agreement is validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to execute, deliver and perform its obligations under the Credit Agreement;
     (b) the execution and delivery of the Credit Agreement has been duly authorized by all necessary corporate action and proceedings on the part of each party thereto; the Credit Agreement has been duly executed and delivered by each party thereto; and the Credit Agreement constitutes the valid and binding obligation of each of the parties thereto, enforceable against such parties in accordance with their respective terms (except that no such assumption is made with respect to the Borrower to the extent set forth in opinion paragraph 1 below); and
     (c) the execution, delivery and performance of the Credit Agreement by the Borrower do not require any action or approval by any governmental agency or private party except for those which have been taken or obtained (except that no such assumption is made with respect to the Borrower to the extent set forth in opinion paragraph 3 below), do not violate any provision of law applicable to the Borrower (except that no such assumption is made with respect to the Borrower to the extent set forth in opinion paragraph 2 below), and do not conflict with, result in a breach of or constitute a default under the charter or other organizational document, code of regulations or by-laws of the Borrower or any indenture, agreement, or other instrument to which the Borrower is a party or by which the Borrower is bound.
Our opinion set forth below is also subject to the qualification that we express no opinion as to the effect of (i) compliance or non-compliance by any party to the Credit Agreement with any state, federal, foreign or other laws or regulations applicable to it (except that no such assumption is made with respect to the Borrower to the extent set forth in opinion paragraph 2 below), or with any provision of the Credit Agreement, (ii) the legal or regulatory status or the nature of the business of any party to the Credit Agreement, or (iii) the failure of any party to the Credit Agreement to be authorized to do business in any jurisdiction.
     On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications, assumptions and exceptions set forth herein, we are of the opinion that:
     1. The Credit Agreement constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
     2. The execution and delivery by the Borrower of, and performance of its obligations under, the Credit Agreement will not violate any Applicable Law applicable to the Borrower.
     3. The execution and delivery by the Borrower of, and the performance by the Borrower of its obligations under, the Credit Agreement do not require any approval by or filing with any governmental authority under any Applicable Law applicable to the Borrower.
     Our opinion is subject to the following qualifications:
     (i) The enforceability of the Credit Agreement is subject to (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforcement is sought in equity or at law), including equitable limitations on the availability of remedies, and concepts of materiality, reasonableness, good faith and fair dealing; and (c) the possible judicial application of foreign laws and foreign governmental or judicial action affecting creditors’ rights.
     (ii) Certain of the remedial provisions, including but not limited to waivers with respect to the exercise of remedies against the collateral, contained in the Credit Agreement may be unenforceable in whole or in part, but the inclusion of such provisions should not affect the validity of the other provisions of the Credit Agreement; and, subject to the other limitations, qualifications, assumptions and exceptions set forth herein, the Credit Agreement contains adequate provisions for enforcing payment of the obligations of the Borrower under the Credit Agreement.
     (iii) The enforceability of Section 11.04 of the Credit Agreement (and any similar provisions contained in the Credit Agreement) may be limited by (a) laws, rules or regulations (including federal or state securities laws, rules or regulations) rendering unenforceable indemnification contrary to any such laws, rules or regulations and the public policy underlying such laws, rules or regulations, (b) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party against, or contribution to a party with respect to, liability for its own gross negligence, misconduct or bad faith or the gross negligence, misconduct or bad faith of its agent and (c) laws requiring collection and enforcement costs (including fees and disbursements of counsel) to be reasonable.
     (iv) We express no opinion as to the enforceability of any provision of the Credit Agreement that purports to establish or may be construed to establish any evidentiary standards.

     (v) We express no opinion as to the enforceability of provisions in the Credit Agreement to the effect that terms may not be waived or modified except in writing.
(vi) We express no opinion as to (a) the effect of the laws of any jurisdiction in which the Administrative Agent or any Lender is located (other than the laws of the State of New York) that limit the interest, fees or other charges the Administrative Agent or such Lender may impose, (b) Section 4.08 of the Credit Agreement, the third and fifth sentences of Section 11.07(b) of the Credit Agreement and Section 11.10 of the Credit Agreement (other than the first sentence thereof} or (c) powers of attorney. In connection with the provisions of the Credit Agreement which relate to forum selection (notwithstanding any waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum), we note that, under 28 U.S.C. §1404(a), a United States District Court has discretion to remove from one United States District Court to another, or dismiss, an action and can exercise such discretion sua sponte.
     Our opinion is premised upon there not being any extrinsic agreements or understandings among the parties to the Credit Agreement that would modify or interpret the terms of the Credit Agreement or the respective rights or obligations of the parties thereunder.
     The foregoing opinion is limited to the Applicable Laws of the State of New York and the Applicable Laws of the United States of America. “Applicable Laws” means those New York State and United States Federal laws, rules and regulations, as applicable, which, in our experience, without having made any special investigation as to the applicability of any specific law, rule or regulation, are normally applicable to transactions of the type contemplated by the Credit Agreement.
     This opinion letter is being given on the basis of the law in effect, and facts and circumstances existing, as of the date hereof, and we assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the matters discussed herein, including any changes in applicable law which may hereafter occur.
     This opinion letter is being furnished only to you in connection with the execution and delivery of the Credit Agreement and is solely for your benefit and may not be relied upon by you for any other purpose or relied upon by any other person, firm or entity for any purpose or used, circulated, quoted or otherwise referred to for any purpose without our prior express written consent, except that each Person who becomes a Lender party to the Credit Agreement in accordance with Section 11.07(b) thereof may rely on this opinion letter as if addressed to such Person on the date hereof. Notwithstanding the foregoing, you may disclose this opinion letter (i) to prospective successors and permitted assigns of the addressees hereof, and (ii) to regulatory authorities having jurisdiction over any of the addressees hereof or their successors and permitted assigns, in each case without our prior consent.
Very truly yours,

SCHEDULE 1
LIST OF ADDRESSEES
Citicorp USA, Inc., as Administrative Agent
Citibank, N.A.
Union Bank of California, N.A.
Barclays Bank PLC
JPMorgan Chase Bank, N.A.
Wachovia Bank, National Association
Merrill Lynch Bank USA
BNP Paribas
SunTrust Bank
UBS Loan Finance LLC
Deutsche Bank Trust Company Americas
Keybank National Association
Comerica Bank
LaSalle Bank Midwest, N.A.
Credit Suisse, Cayman Islands Branch
Fifth Third Bank
Wells Fargo Bank, National Association
The Bank of Nova Scotia
Bayerische Landesbank
Huntington National bank
Goldman Sachs Credit Partners L.P.
Sumitomo Mitsui Banking Corp.

EXHIBIT E
COMPUTATIONS USED BY COMPANY
IN DETERMINING COMPLIANCE WITH COVENANTS
CONTAINED IN SECTIONS 8.01(i) and 8.01(j)
(Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 among CMS Energy Corporation, the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent.)

I.	SECTION 8.01(i) (Consolidated Leverage Ratio)

	(i)	Consolidated Debt (See worksheet set forth on Schedule 1 hereto)		$

	(ii)	Consolidated EBITDA

		(a)	Pretax Operating Income (1), plus	$

		(b)	Consolidated depreciation, depletion and amortization of the Borrower and its Subsidiaries, plus	$

		(c)	Consolidated non-cash write-offs and writedowns contained in Pretax Operating Income, plus	$

		(d)	Non-cash gains or losses on mark-to-market valuation of contracts	$

			Consolidated EBITDA	$

	(iii)	Consolidated Leverage Ratio (i/ii)

		Maximum Ratio — Section 8.01(i)		7.00

II.	SECTION 8.01(j) (Cash Dividend Coverage Ratio)

	(i)	Cash Dividend Income

		(a)	Cash Dividend Income, plus	$

		(b)	amounts received by the Borrower pursuant to the Tax Sharing Agreement, plus	$

		(c)	the lesser of (i) 25% of the Net Proceeds received by the Borrower from the sale, assignment or other disposition (but not the lease or license) of any property, including without limitation any sale of capital stock or other equity interest in any of the Borrower’s direct or indirect Subsidiaries, during such period and (ii) $150,000,000	$

			Total Cash Dividend Income	$

	(ii)	Interest Expense

		(a)	interest expense accrued by the Borrower in respect of all Debt (2), plus	$

		(b)	cash United States federal income taxes paid by the Borrower, minus	$

		(c)	cash interest income received by the Borrower from Persons other than any Subsidiary of the Borrower, minus	$

	(d) all amounts received by the Borrower from its Subsidiaries and Affiliates constituting reimbursement of interest expense and commitment, guaranty and letter of credit charges of the Borrower to such Subsidiary or Affiliate	$

	Total Interest Expense	$

(iii)	Cash Dividend Income/Interest Expense Ratio ((i)/(ii))	$

	Minimum Ratio — Section 8.01(j)	1.20
III. Project Finance Debt (3)
IV. Support Obligations (4)

(1)	Shall not include any operating income attributable to revenues of Consumers which are dedicated to the repayment of the Securitized Bonds.

(2)	To exclude amounts specified in clause (ii)(A) of Section 8.01 (j)

(3)	Set forth all Project Finance Debt of any Consolidated Subsidiary and the Borrower’s Ownership Interest in such Consolidated Subsidiary.

(4)	Set forth all Support Obligations of the Borrower of the types described in clauses (iv) and (v) of the definition of Support Obligations (whether or not each such Support Obligation or the primary obligation so supported is fixed, conclusively determined or reasonably quantifiable) unless such Support Obligation is previously disclosed as “Consolidated Debt” pursuant to Section I above.
Ex. E-1

Schedule 1
to
Exhibit E
Computation of Consolidated Debt

(i)	Aggregate debt (as such term is construed in accordance with GAAP) of the Borrower and Consolidated Subsidiaries, minus	$

(ii)	any Junior Subordinated Debt owned by any Hybrid Preferred Securities Subsidiary, minus	$

(iii)	any guaranty by the Borrower of payments with respect to any Hybrid Preferred Securities, minus	$

(iv)	any Hybrid Equity Securities, minus	$

(v)	any Mandatorily Convertible Securities, minus	$

(vi)	any Project Finance Debt of the Borrower or any Consolidated Subsidiary, minus	$

(vii)	the principal amount of any Securitized Bonds	$

	Consolidated Debt	$
Ex. E-4

EXHIBIT F
FORM OF LENDER ASSIGNMENT
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor], (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including without limitation, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
          1 Assignor:
          2. Assignee:                                          [and is an affiliate of Assignor]
          3. Borrower: CMS ENERGY CORPORATION
          4. Administrative Agent: Citicorp USA, Inc., as the Administrative Agent under the Credit Agreement.
          5. Credit Agreement: Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007, among CMS Energy Corporation, the Lenders party thereto and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent.
          6. Assigned Interest:

	Aggregate Unpaid Principal	Unpaid Principal	Percentage Assigned of
[Commitment	Amount of Loans for all	Amount of Loans	Aggregate Unpaid Principal
Assigned]	Lenders *	Assigned *	Amount of Loans (1)
r$ i	$	$	%
7.	Trade Date:		2
          7. Trade Date:                                          (2)
          Effective Date:           , 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE ADMINISTRATIVE AGENT]
     The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:
[Consented to and] (3) Accepted:
CITICORP USA, INC., as Administrative Agent

By:
Title:

*	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(1)	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

(2)	Insert if satisfaction of minimum amounts is to be determined as of the Trade Date.

(3)	To be added only if the consent of the Administrative Agent is required by Section 11.07 of the Credit Agreement.
Ex. F-1

ANNEX 1
TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1. Representations and Warranties.
1.1	Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectability, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, (v) inspecting any of the property, books or records of the Borrower or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

1.2	Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the
Ex. F-3

basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.
2. Payments. The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Schedule 1
Administrative Details Form
Deal Name: CMS Energy Corporation
General Information
Your Institutions Legal Name:
Tax Withholding:
Note: To avoid the potential of having interest income withheld, all investors must deliver all current and appropriate tax forms.
Tax ID #:
Sub-Allocation: (United States only)
Note: If your institution is sub-allocating its allocation, please fill out the information below. Additionally, an administrative detail form is required for each legal entity. Execution copies (e.g. Credit Agreement/Assignment Agreement) will be sent for signature to the Sub-Allocation Contact below.

Sub-Allocated Amount:	$
Signing Credit Agreement?	Yes No
Coming In Via Assignment?	Yes No
Sub-Allocation Contact:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Business/Credit Matters (Responsible for trading and credit approval process of the deal)) Primary:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Backup:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site.
Send an e-mail to oploanswebadmin@ssmb.com with your contact information and the deal name to request a user ID/password to submit/modify Admin Details online.

Administrative Details Form
Admin/Operations Matters: (Responsible for interest, fee, principal payment, borrowing, & pay-dawns)

Primary:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Backup:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Closing Contact: (Responsible for Deal Closing matters)

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Disclosure Contact: (Receives disclosure materials, such as financial reports, via our web site)

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax#:
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site.
Send an e-mail to oploanswebadmin@ssmb.com with your contact information and the deal name to request a user ID/password to submit/modify Admin Details online.

Administrative Details Form
Routing Instructions

Routing Instructions for this deal:
Correspondent Bank:
City:	State:	Account Name:
Postal Code:		Account^:
Payment Type:		Benef. Acct. Name:
☐Fed	☐ABA ☐CHIPS	Benef. Acct. #:	Reference:
ABA/CHIPS #:			Attention:
Administrative Agent Information

Bank Loans Syndication — Administrative Agent Contact		Administrative Agent Wiring Instructions

Name:	[ ]	Citibank, NA
Telephone:	[ ]	[ ]
Fax:	[ ]	Acct Name: [ ]
Address:	[ ]	Acct #: [ ]
[ ]
[ ]
Initial Funding Standards: libor - Fund 2 days after rates are set
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site. Send an e-mail to .oploanswebadmin@ssmb.com with your contact information and the deal name to request a user ID/password to submit/modify Admin Details online.

EXHIBIT G
TERMS OF SUBORDINATION
(Junior Subordinated Debt)
ARTICLE_
SUBORDINATION
          Section ___.1 Applicability of Article; Securities Subordinated to Senior Indebtedness, (a) This Article ___ shall apply only to the Securities of any series which, pursuant to Section ___, are expressly made subject to this Article. Such Securities are referred to in this Article ___ as “Subordinated Securities.”
          (b) The Issuer covenants and agrees, and each Holder of Subordinated Securities by his acceptance thereof likewise covenants and agrees, that the indebtedness represented by the Subordinated Securities and the payment of the principal and interest, if any, on the Subordinated Securities is subordinated and subject in right, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness.
          “Senior Indebtedness” means the principal of and premium, if any, and interest on the following, whether outstanding on the date hereof or thereafter incurred, created or assumed: (i) indebtedness of the Issuer for money borrowed by the Issuer (including purchase money obligations) or evidenced by debentures (other than the Subordinated Securities), notes, bankers7 acceptances or other corporate debt securities, or similar instruments issued by the Issuer; (ii) all capital lease obligations of the Issuer; (iii) all obligations of the Issuer issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Issuer and all obligations of the Issuer under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) obligations with respect to letters of credit; (v) all indebtedness of others of the type referred to in the preceding clauses (i) through (iv) assumed by or guaranteed in any manner by the Issuer or in effect guaranteed by the Issuer; (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Issuer (whether or not such obligation is assumed by the Issuer), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Subordinated Notes, as the case may be, including all other debt securities and guaranties in respect of those debt securities, issued to any other trusts, partnerships or other entities affiliated with the Issuer which act as a financing vehicle of the Issuer in connection with the issuance of preferred securities by such entity or other securities which rank pari passu with, or junior to, the Preferred Securities, and (2) any indebtedness between or among the Issuer and its affiliates: and/or (vii) renewals, extensions or refiindings of any of the indebtedness referred to in the preceding clauses unless, in the case of any particular indebtedness, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same or the assumption or guarantee of the same, or pursuant to which the same is outstanding, such indebtedness or such renewal, extension or refunding thereof is not superior in right of payment to the Subordinated Securities.
          This Article shall constitute a continuing obligation to all Persons who, in reliance upon such provisions become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.
          Section ___.2 Issuer Not to Make Payments with Respect to Subordinated Securities in Certain Circumstances, (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and premium and interest thereon shall first be paid in full, or such payment duly provided for in cash in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, or interest on, Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of any Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before the maturity of such Senior Indebtedness, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this
Article ___).
          (b) Upon the happening and during the continuation of any default in payment of the principal of, or interest on, any Senior Indebtedness when the same becomes due and payable or in the event any judicial proceeding shall be pending with respect to any such default, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer with respect to the principal of, or interest on, Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights, or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before such default and notice thereof, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this
Article ___).
          (c) In the event that, notwithstanding the provisions of this Section ___.2, the Issuer shall make any payment to the Trustee on account of the principal of or interest on Subordinated Securities, or on account of any sinking fund provisions of such Securities, after the maturity of any Senior Indebtedness as described in Section ___.2(a) above or after the happening of a default in payment of the principal of or interest on any Senior Indebtedness as described in Section ___.2(b) above, then, unless and until all Senior Indebtedness which shall have matured, and all premium and interest thereon, shall have been paid in full (or the declaration of acceleration thereof shall have been rescinded or annulled), or such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections ___.6 and ___.7) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of such Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay the same in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Issuer shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness.
          Section ___.3 Subordinated Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Issuer. Upon any distribution of assets of the Issuer in any dissolution, winding up, liquidation or reorganization of the Issuer (whether voluntary or involuntary, in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):
          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full of the principal thereof and premium and interest due thereon, or provision shall be made for such payment, before the Holders of Subordinated Securities are entitled to receive any payment on account of the principal of or interest on such Securities;
          (b) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article ___ with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), to which the Holders of Subordinated Securities or the Trustee on behalf of the Holders of Subordinated Securities would be entitled except for the provisions of this Article ___ shall be paid or delivered by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision thereof to the holders of such Senior Indebtedness; and
          (c) in the event that notwithstanding the foregoing provisions of this Section ___.3, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article ___ with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), shall be received by the Trustee or the Holders of the Subordinated Securities on account of principal of or interest on the Subordinated Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Section ___.6 and ___.7) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.
          The Issuer shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Issuer.
          The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article___ hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section ___.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated such in Article.
          Section ___.4 Holders of Subordinated Securities to be Subrogated to Right of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holders of Subordinated Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness until all amounts owing on Subordinated Securities shall be paid in full, and for the purposes of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Issuer or by or on behalf of the Holders of Subordinated Securities by virtue of this Article ___ which otherwise would have been made to the Holders of Subordinated Securities shall, as between the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, be deemed to be payment by the Issuer to or on account of the Senior Indebtedness, it being understood that the provisions of this Article ___ are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.
          Section ___.5 Obligation of the Issuer Unconditional. Nothing contained in this Article ___ or elsewhere in this Indenture or in any Subordinated Security is intended to or shall impair, as among the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of Subordinated Securities

the principal of, and interest on, Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of Subordinated Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article ___ of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Issuer referred to in this Article ___, the Trustee and Holders of Subordinated Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or, subject to the provisions of Section ___ and ___, a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making such payment or distribution to the Trustee or the Holders of Subordinated Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article ___.
          Nothing contained in this Article ___ or elsewhere in this Indenture or in any Subordinated Security is intended to or shall affect the obligation of the Issuer to make, or prevent the Issuer from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and, except as provided in subsections (a) and (b) of Section ___.2, payments at any time of the principal of, or interest on, Subordinated Securities.
          Section ___.6 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Subordinated Securities. Notwithstanding the provisions of this Article ___ or any provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution to or by the Trustee, unless at least two Business Days prior to the making of any such payment, the Trustee shall have received written notice thereof from the Issuer or from one or more holders of Senior Indebtedness or from any representative thereof or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such representative or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections ___ and ___, shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative or trustee on behalf of the holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a representative of or trustee on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distribution pursuant of this Article ___, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article ___, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and nothing in this Article ___ shall apply to claims of, or payments to, the Trustee under or pursuant to Section ___.

          Section ___.7 Application by Trustee of Monies or Government Obligations Deposited with It. Money or Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section ___ shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Subordinated Securities, shall not be subject to the subordination provisions of this Article ___, if the same are deposited in trust prior to the happening of any event specified in Section ___.2. Otherwise, any deposit of monies or Government Obligations by the Issuer with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of, or interest on, any Subordinated Securities shall be subject to the provisions of Section ___.1,___.2 and ___.3 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purposes (including, without limitation, the payment of the principal of, or the interest, if any, on any Subordinated Security) the Trustee shall not have received with respect to such monies the notice provided for in Section ___.6, then the Trustee or the paying agent shall have full power and authority to receive such monies and Government Obligations and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section ___.7 shall be construed solely for the benefit of the Trustee and paying agent and, as to the first sentence hereof, the Securityholders, and shall not otherwise effect the rights of holders of Senior Indebtedness.
          Section ___.8 Subordination Rights Not Impaired by Acts or Omissions of Issuer or Holders of Senior Indebtedness. No rights of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holders or by any noncompliance by the Issuer with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.
          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Issuer may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Subordinated Securities, without incurring responsibility to the Holders of the Subordinated Securities and without impairing or releasing the subordination provided in this Article ___ or the obligations hereunder of the Holders of the Subordinated Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection for such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer, as the case may be, and any other Person.
          Section ___.9 Securityholders Authorize Trustee to Effectuate Subordination of Securities. Each Holder of Subordinated Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article ___ and appoints the Trustee his attorney-in-fact for such purpose, including in the event of any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) the immediate filing of a claim for the unpaid balance of his Subordinated Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.
          Section ___.10 Right of Trustee to Hold Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article ___ in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
          With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article ___. and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Sections ___.2 and ___.3, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Subordinated Securities, the Issuer or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article ___ or otherwise.
          Section ___.11 Article ___ Not to Prevent Events of Defaults. The failure to make a payment on account of principal or interest by reason of any provision in this Article ___ shall not be construed as preventing the occurrence of an Event of Default under Section ___.

EXHIBIT H
TERMS OF SUBORDINATION
(Guaranty of Hybrid Preferred Securities)
          SECTION ___. This Guarantee will constitute an unsecured obligation of the Guarantor and will rank subordinate and junior in right of payment to all other liabilities of the Guarantor and pari passu with any guarantee now or hereafter entered into by the Guarantor in respect of the securities representing common beneficial interests in the assets of the Issuer or of any preferred or preference stock of any affiliate of the Guarantor.
Ex. H-1

EXHIBIT I
BORROWER PLEDGE AGREEMENT
See attached.
Ex. I-1

EXECUTION COPY
CMS ENERGY
FOURTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
     THIS FOURTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Security Agreement), dated as of April 2, 2007, is made by CMS ENERGY CORPORATION, a corporation organized and existing under the laws of the State of Michigan (the “Grantor”), to CITICORP USA, INC. (“CUSA”), as Collateral Agent (the “Collateral Agent”) for the lenders (the “Lenders”) parties to the Credit Agreement (as hereinafter defined).
PRELIMINARY STATEMENTS
     (1) The Grantor has previously entered into that certain Third Amended and Restated Pledge and Security Agreement, dated as of December 8, 2003 (said Agreement, as amended or otherwise modified from time to time prior to the date hereof, being the “Existing Security Agreement”), in connection with that certain Fourth Amended and Restated Credit Agreement, dated as of December 8, 2003, among the Grantor, CMS Enterprises Company, CUSA, as Administrative Agent and as Collateral Agent, and the Lenders named therein (said Agreement, as subsequently restated as the Sixth Amended and Restated Credit Agreement, dated as of May 18, 2005 and as further amended prior to the date hereof, the “Existing Credit Agreement’).
     (2) The Grantor, CUSA, as Administrative Agent and as Collateral Agent, and the Lenders have agreed to amend and restate the Existing Credit Agreement pursuant to that certain Seventh Amended and Restated Credit Agreement, dated as the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement7).
     (3) The Grantor is the owner of the Collateral described in Exhibit “A” hereto.
     (4) It is a condition precedent to the effectiveness of the Credit Agreement that the Grantor shall have made the pledge contemplated by this Agreement.
     (5) It is the intention of the parties hereto that this Security Agreement be merely an amendment and restatement of the Existing Security Agreement and not constitute a novation of the grants of security or the obligations thereunder.
     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Extensions of Credit under the Credit Agreement, the Grantor hereby agrees with the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, that the Existing Security Agreement is amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS
     1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
     1.2. Terms Defined in New York Uniform Commercial Code. Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.
     1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statements, the following terms shall have the following meanings:
     “Accounts” shall have the meaning set forth in Article 9 of the New York UCC.
     “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
     “Collateral means the Investment Property described on Exhibit “A” and the proceeds (including Stock Rights) and products thereof, together with records related thereto.
     “Contro” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the New York UCC.
     ‘“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.
     “Event of Default” means an event described in Section 5.1.
     “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
     “Investment Property” shall have the meaning set forth in Article 9 of the New York UCC.
     “Lenders” means the lenders party to the Credit Agreement and their successors and assigns.
     “New York UCC means the New York Uniform Commercial Code as in effect from time to time.
     “Permitted Liens” means the Liens permitted to be created, incurred or assumed or otherwise to exist pursuant to Section 8.02(a) of the Credit Agreement.
     “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
     “Secured Obligations” means any and all existing and future indebtedness, obligations and liabilities of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all reasonable and reimbursable fees, costs and expenses incurred by any Secured Party in connection with the preparation, administration, collection or enforcement thereof), of the Grantor to any Secured Party, arising under or pursuant to this Security Agreement, the Credit Agreement and any other Loan Document.
     “Secured Parties’ — means the Collateral Agent, the Administrative Agent and each Lender.
     “Security” has the meaning set forth in Article 8 of the New York UCC.
     “Stock Rights” means any securities, dividends or other distributions and any other right or property which the Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Grantor now has or hereafter acquires any right, issued by an issuer of such securities.
     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
ARTICLE II
GRANT OF SECURITY INTEREST
     The Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of the Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations, provided, however, that the principal amount of the Secured Obligations secured by the security interests granted pursuant to this Security Agreement shall not exceed an amount that would cause all secured Indebtedness of Grantor outstanding on the date hereof to exceed 5% of the “Consolidated Net Tangible Assets” (as defined in the Twelfth Supplemental Indenture dated as of July 2, 2001 between the Grantor and Bank One Trust Company, N.A. (successor to NBD Bank) with respect to the Grantor’s original Indenture dated as of September 15, 1992) as of the date hereof.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that:
     3.1. Title, Authorization. Validity and Enforceability. The Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (other than Permitted Liens), and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. The execution and delivery by the Grantor of this Security Agreement has been duly authorized by proper corporate or other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of the Grantor and creates a security interest which is enforceable against the Grantor in all now owned and hereafter acquired Collateral. When financing statements (or appropriate amendments to existing filings) have been filed in the appropriate offices against the Grantor in the locations listed on Exhibit “B”, the Collateral

Agent will have a fully perfected first priority security interest in the Collateral in which a security interest may be perfected by filing.
     3.2. Conflicting Laws and Contracts. The execution, delivery and performance by the Grantor of this Security Agreement (i) are within the Grantor’s powers, (ii) have been duly authorized by all necessary corporate or other organizational action or proceedings and (iii) do not and will not (A) require any consent or approval of the stockholders (or other applicable holder of equity) of the Grantor (other than such consents and approvals which have been obtained and are in full force and effect), (B) violate my provision of the charter or by-laws (or other comparable constitutive documents) of the Grantor or of law, (C) violate any legal restriction binding on or affecting the Grantor, (D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Grantor is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any Lien (other than pursuant to the Loan Documents as defined in the Credit Agreement) upon or with respect to any of its properties.
     3.3. Type and Jurisdiction of Organization. The Grantor is a corporation organized under the laws of the State of Michigan.
     3.4. Pledged Securities. Exhibit “A” sets forth a complete and accurate list of the Securities delivered to the Collateral Agent. The Grantor is the direct and beneficial owner of each Security listed on Exhibit “A” as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder and other Permitted Liens. The Grantor further represents and warrants that all such Securities have been duly and validly issued, are fully paid and non-assessable and constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on Exhibit “A” hereto.
ARTICLE IV
COVENANTS
     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated:
     4.1. General.
          4.1.1 Inspection. The Grantor will permit the Collateral Agent or any Lender, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of the Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of the Grantor with, and to be advised as to the same by, the Grantor’s officers and employees all at such reasonable times and intervals as the Collateral Agent or such Lender may determine.
          4.1.2 Records and Reports. The Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Collateral Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Collateral Agent shall from time to time reasonably request.
          4.1.3 Financing Statements and Other Actions: Defense of Title. The Grantor hereby authorizes the Collateral Agent to file, and if requested will execute and deliver to the Collateral Agent, all financing statements describing the Collateral and other documents and take such other actions as may from time to time be reasonably requested by the Collateral Agent in order to maintain a perfected security interest in and, if applicable, Control of, the Collateral. The Grantor will take any and ail actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.
          4.1.4 Change in Corporate Existence, Type or Jurisdiction of Organization, Location. Name. The Grantor will preserve its existence as a corporation, not change its state of organization, and not change its mailing address, unless, in each such case, the Grantor shall have given the Collateral Agent not less than 10 days’ prior written notice of such event or occurrence and the Collateral Agent shall have either (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Collateral Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of the Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Collateral Agent’s security interest in the Collateral.
     4.2. Securities. The Grantor will (i) deliver to the Collateral Agent immediately upon execution of this Security Agreement the originals of all Securities constituting Collateral (if any then exist) and (ii) hold in trust for the Collateral Agent upon receipt and immediately thereafter deliver to the Collateral Agent any additional Securities constituting Collateral, in each case together with a stock power or endorsement therefor executed in blank.
     4.3. Stock and Other Ownership Interests. The Grantor will permit any registerable Collateral to be registered in the name of the Collateral Agent or its nominee at any time at the option of the Required Lenders following the occurrence and during the continuance of an Event of Default.
     4.4. Voting Rights and Dividends
     4.5.1 Rights Prior to Default. So long as no Event of Default, and no Default under Section 9.01(f) of the Credit Agreement, shall have occurred and be continuing:
          (i) Until the Collateral Agent shall have notified the Grantor in writing to the contrary, the Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement or the Credit Agreement, provided, however, that the Grantor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral.
          (ii) The Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Collateral; provided, however, that any and all (a) dividends and interest paid or payable other than in cash in respect of, and securities, instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, and (b) dividends, interest and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, shall be, and shall be forthwith delivered to the Collateral Agent to hold as. Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement or assignment).

          (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i), above, and to receive the dividends and interest which it is authorized to receive and retain pursuant to paragraph (ii), above.
     4.5.2 Rights During Default. Upon the occurrence and during the continuance of a Default under Section 9.01(f) of the Credit Agreement or an Event of Default:
          (i) Upon written notice to the Grantor by the Collateral Agent, which notice can only be given by the Collateral Agent with respect to the Collateral consisting of the common stock of Consumers after the Grantor has filed an application with the Federal Energy Regulatory Commission seeking approval pursuant to Section 203 of the Federal Power Act, 16 U.S.C. 824b, to transfer the common stock of Consumers to the Collateral Agent and received such approval from the Federal Energy Regulatory Commission, all rights of the Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4.5.l(i) and to receive the dividends and interest which it would otherwise be authorized to receive and retain pursuant to Section 4.5.1(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and interest. The Grantor shall only file the application pursuant to Section 203 of the Federal Power Act referred to in the prior sentence if the Collateral Agent instructs it to do so in writing, and the Grantor shall have 10 days after receipt of such instruction in which to prepare and make the filing; provided, that the Collateral Agent can withdraw such instruction at any time before the expiration of the ninth day after its receipt.
          (ii) All dividends and interest and other property which are received by the Grantor after proper written notice has been received by the Grantor pursuant to paragraph (i) of this Section 4.5.2 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).
ARTICLE V
DEFAULT
     5.1. Default. The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement shall constitute an Event of Default hereunder.
     5.2. Acceleration and Remedies. Upon the acceleration of the Obligations under the Credit Agreement pursuant to Section 9.02 thereof, the Collateral Agent may, with the concurrence or at the direction of the Required Lenders, exercise any or all of the following rights and remedies:
     5.2.1 Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.2.1 shall not be understood to limit any rights or remedies available to the Collateral Agent and the other Secured Parties prior to an Event of Default.

     5.2.2 Those rights and remedies available to a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.
     5.2.3 Without notice except as specifically provided herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
ARTICLE VI
WAIVERS, AMENDMENTS AND REMEDIES
     No delay or omission of the Collateral Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent with the concurrence or at the direction of the Lenders required under Section 11.01 of the Credit Agreement and the Grantor, and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the other Secured Parties until the Secured Obligations have been paid in full in cash and all of the Commitments have been terminated.
ARTICLE VII
SUBORDINATION OF INTERCOMPANY INDEBTEDNESS
     The Grantor agrees that any and all claims of the Grantor against any Subsidiary with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations; provided, that, for the avoidance of doubt, so long as no Event of Default shall be continuing, the Borrower and each Subsidiary may make loans to and receive payments in the ordinary course with respect to Intercompany Indebtedness (as hereinafter defined) from each other Subsidiary to the extent not prohibited by the terms of the Credit Agreement and the other Loan Documents. If all or any part of the assets of any the Borrower or any Subsidiary, or the proceeds thereof, are subject to any distribution, division or application to the creditors of party, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Loan Party is dissolved or if substantially all of the assets of any such party are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event’), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Subsidiary to the Grantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Collateral Agent for application to the Secured Obligations, due or to become due, until the Secured Obligations shall have been fully paid and satisfied in cash. Should any payment, distribution, security or instrument or proceeds thereof be received by the Grantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Secured Obligations, the Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties, and shall forthwith deliver the same to the Collateral Agent, for the benefit of the Secured Parties, in precisely the form received (except for any necessary endorsement or assignment of the Grantor), for application to the Secured Obligations, due or to become due, until the Secured Obligations shall have been fully paid and satisfied in cash, and, until so delivered, the same shall be held in trust by the Grantor as the property of the Secured Parties.
ARTICLE VIII
GENERAL PROVISIONS
     8.1. Secured Party Performance of Grantor’s Obligations. Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement and the Grantor shall reimburse the Collateral Agent for any reasonable amounts paid by the Collateral Agent pursuant to this Section 8.1. The Grantor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an Obligation payable on demand.
     8.2. Authorization for Secured Party to Take Certain Action. The Grantor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable solely to give the Collateral Agent Control over such Securities or other Investment Property, (ii) following the occurrence and during the continuance of an Event of Default, to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations and (iii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Loan Document), and the Grantor agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent in connection therewith, provided that this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.
     8.3. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent.
     8.4. Survival of Representations. All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
     8.5. Taxes and Expenses. Any stamp, documentary or (to the extent provided in the Credit Agreement) withholding taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Collateral Agent) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.
     8.6. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
     8.7. CHOICE OF LAW. SUBMISSION TO JURISDICTION. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). EACH OF THE GRANTOR AND THE COLLATERAL AGENT (I) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION ARISING OUT OF ANY LOAN DOCUMENT, (II) AGREES THAT ALL CLAIMS IN SUCH ACTION MAY BE DECIDED IN SUCH COURT, (III) WAIVES. TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND (IV) CONSENTS TO THE SERVICE OF PROCESS BY MAIL. A FINAL JUDGMENT IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION IN ANY OTHER COURT. THE GRANTOR AGREES THAT THE COLLATERAL AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE LENDERS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR THE LENDERS. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.
     8.8. Indemnity. The Grantor hereby agrees to indemnify the Collateral Agent and its successors, assigns, agents and employees (each, an “indemnified party”), from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Collateral Agent is a party thereto) imposed on, incurred by or asserted against the Collateral Agent, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the ownership, delivery, possession, or other disposition of any Collateral except to the extent that such liabilities, damages, penalties, costs or expenses were caused by the gross negligence or willful misconduct of such indemnified party.

     8.9. Addresses for Notices. AH notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to the Grantor, at its address at One Energy Plaza, Jackson, Michigan 49201, Attention: James E. Brunner Attention: Laura L. Mountcastle, and if to the Collateral Agent, at its address specified in the Credit Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or telecopied, be effective five days after when deposited in the mails, or when telecopied.
     8.10. Continuing Security Interest; Assignments under Credit Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the earlier to occur of (x) the payment in full of all Secured Obligations now or hereafter existing under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise, and all other amounts payable under this Security Agreement and the termination of all of the Commitments or (y) the release by the Collateral Agent of its security interest in all of the Collateral, (ii) be binding upon the Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of, and be enforceable by, the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii) and Section 8.3 above, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and any Promissory Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however to the provisions of Sections 10.03 and 11.07 of the Credit Agreement. Upon the earlier to occur of (A) the payment in full of all Secured Obligations now or hereafter existing under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise, and all other amounts payable under this Security Agreement and the termination of all of the Commitments or (B) the release by the Collateral Agent of its security interest in all of the Collateral, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. In addition, the Collateral Agent shall release any Collateral as permitted or required pursuant to Section 10.03 of the Credit Agreement. Upon any such termination, the Collateral Agent will, at the Grantor’s expense, return to the Grantor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.
     8.11. WAIVER OF JURY TRIAL. THE GRANTOR AND THE COLLATERAL AGENT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
     8.12. No Novation. It is the intention of the parties hereto that this Security Agreement be merely an amendment and restatement of the Existing Security Agreement and not constitute a novation of the grants of security or the obligations thereunder.
[Remainder of page intentionally blank.]

     IN WITNESS WHEREOF, the Grantor and the Collateral Agent have executed this Security Agreement as of the date first above written.

CMS ENERGY CORPORATION
By:	/s/ Laura L. Mountcastle
Title: Vice President and Treasurer

AGREED AND ACKNOWLEDGED:

CITICORP USA, INC. as Collateral Agent

By:

Title:
Signature Page to
Fourth Amended and Restated Pledge Agreement
(CMS Energy)

     IN WITNESS WHEREOF, the Grantor and the Collateral Agent have executed this Security Agreement as of the date first above written.

CMS ENERGY CORPORATION
By:
Title:

AGREED AND ACKNOWLEDGED:

CITICORP USA, INC., as Collateral Agent

By:	/s/ Amit Vasani

Title: Amit Vasani, Vice President
Signature Page to
Fourth Amended and Restated Pledge Agreement
(CMS Energy)

EXHIBIT “A”
List of Pledged Securities and Pledged Instruments (1)
(See Section 3.4 of Security Agreement)
STOCK OWNED BY CMS ENERGY CORPORATION:

Issuer	Certificate Number	Number of Shares	Percentage Ownership Interest
Consumers Energy Company	04	84,108,789	100%
INSTRUMENTS OWNED BY CMS ENERGY CORPORATION

Obligor	Amount	Interest Rate	Maturity
None
GENERAL INTANGIBLES AND OTHER SECURITIES OR OTHER INVESTMENT
PROPERTY (CERTIFICATED AND UNCERTIFICATED)
OWNED BY CMS ENERGY CORPORATION:

Issuer	Description of Collateral	Percentage Ownership Interest
None

(1)	CMS to confirm.
A-1

EXHIBIT “B”
(See Section 3.1 of Security Agreement)
OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED
Secretary of State of Michigan
B-1

EXHIBIT J
CASH COLLATERAL AGREEMENT
See attached.
Ex. J-1

EXECUTION COPY
AMENDED AND RESTATED CASH COLLATERAL AGREEMENT
     THIS AMENDED AND RESTATED CASH COLLATERAL AGREEMENT, dated as of April 2, 2007 (this “Agreement’), made by CMS ENERGY CORPORATION, a Michigan corporation (the “Pledgor”), to CITICORP USA, INC. (“CUSA”), as administrative agent (in such capacity, the “Administrative Agent”) for the lenders (the “Lenders”) parties to the Credit Agreement (as hereinafter defined) and as collateral agent (in such capacity, the “Collateral Agent’) for the Lenders.
PRELIMINARY STATEMENTS
          (1) The Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Seventh Amended and Restated Credit Agreement, dated as of the date hereof (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the “Credit Agreement’, the terms defined therein and not otherwise defined herein being used herein as therein defined), with the Pledgor.
          (2) The Pledgor and the Administrative Agent have previously entered into that certain Cash Collateral Agreement, dated as of August 3, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Agreement”) pursuant to which cash collateral is deposited by the Administrative Agent in a special non-interest-bearing cash collateral account (the “Account”) with the Collateral Agent at its office at 388 Greenwich Street, New York, New York 10013, Account No. 30579578 (or at such other office of the Collateral Agent as the Collateral Agent may, from time to time, notify the Pledgor and the Administrative Agent), in the name of the Pledgor but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement and the Credit Agreement.
          (3) The Pledgor and the Administrative Agent have agreed to amend and restate the Existing Agreement pursuant to this Agreement.
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent and the Administrative Agent, for their benefit and the ratable benefit of the Lenders and the EC Issuer, as follows:
          SECTION 1. Pledge and Assignment. The Pledgor hereby pledges and assigns to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Lenders and the LC Issuer, and grants to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Lenders and the LC Issuer, a security interest in, the following collateral (collectively, the “Collateral):

          (i) the Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Account;
          (ii) all Investments (as hereinafter defined) from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the Investments;
          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgor in substitution for or in addition to any or all of the then existing Collateral;
          (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and
          (v) all proceeds of any and all of the foregoing Collateral.
          SECTION 2. Security for Obligations. This Agreement secures the payment of all reimbursement obligations of the Pledgor now or hereafter existing with respect to LC Outstandings and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and which remain outstanding after the Commitment Termination Date or otherwise would be owed by the Pledgor to the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement and the Promissory Notes (if any) but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.
          SECTION 3. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.
          SECTION 4. Maintaining the Account. So long as any LC Obligation shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment:
          (a) The Pledgor will maintain the Account with the Collateral Agent.
          (b) It shall be a term and condition of the Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Account and except as otherwise provided by the provisions of Sections 6, 13 and 17, that no amount (including interest on the Account, if any) shall be paid or released to or for the account of, or Withdrawn by or for the account of, the Pledgor or any other Person (other than the Administrative Agent or the Collateral Agent) from the Account.

          The Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.
          SECTION 5. Investing of Amounts in the Account. If requested by the Pledgor, the Collateral Agent will, subject to the provisions of Section 6 and Section 13, from time to time (a) invest amounts on deposit in the Account in such Permitted Investments as the Pledgor may select and the Administrative Agent may approve and (b) invest interest paid on the Permitted Investments referred to in clause (a) above, and reinvest other proceeds of any such Permitted Investments which may mature or be sold, in each case in such Permitted Investments as the Pledgor ma}’ select and the Administrative Agent may approve (the Permitted Investments referred to in clauses (a) and (b) above, being collectively “Investments”). Interest and proceeds that are not invested or reinvested in Investments as provided above shall be deposited and held in the Account.
          SECTION 6. Release of Amounts. So long as no Event of Default or Default shall have occurred and be continuing, the Collateral Agent will pay and release to the Pledgor or at its order, upon the request of the Pledgor, (a) amounts of credit balance of the Account and of principal of any other Collateral when matured or sold to the extent that (i) the sum of the credit balance of the Account plus the aggregate outstanding principal amount of all other Collateral exceeds (ii) the aggregate Dollar Equivalent of the LC Outstandings in respect of all Letters of Credit and all other amounts owing by the Pledgor hereunder, (b) all amounts in the Account if (i) the aggregate of all of the Commitments shall exceed the Total Outstandings, (ii) the aggregate Dollar Equivalent of the LC Outstandings in respect of all Letters of Credit denominated in euro and all other amounts owing by the Pledgor hereunder are less than $40,000,000, (iii) the aggregate Dollar Equivalent of the LC Outstandings in respect of all Letters of Credit denominated in Indian Rupees and all other amounts owing by the Pledgor hereunder are less than $3,000,000, and (iv) the aggregate Dollar Equivalent of the LC Outstandings in respect of all Letters of Credit denominated in Canadian Dollars and all other amounts owing by the Pledgor hereunder are less than $30,000,000 and (c) all interest and earnings on the Investments deposited and held in the Account.
          SECTION 7. Representations and Warranties. The Pledgor represents and warrants as follows:
          (a) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.
          (b) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.
          (c) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Collateral Agent of its rights and remedies hereunder.

          (d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.
          (e) The Pledgor has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.
          SECTION 8. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
          SECTION 9. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.
          SECTION 10. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default or Default or otherwise to the extent that the Collateral Agent shall reasonably deem any action to be necessary in order to maintain its security interest in the Collateral, in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
          SECTION 11. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.
          SECTION 12. The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Administrative Agent, the Collateral Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

          SECTION 13. Remedies upon Default. If any Event of Default shall have occurred and be continuing:
          (a) The Collateral Agent may, and shall at the direction of the Administrative Agent, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account against the Secured Obligations or any part thereof.
          (b) The Collateral Agent may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the “Code”) (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (c) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 14) in whole or in part by the Administrative Agent for its benefit and the ratable benefit of the Collateral Agent, the Lenders and the LC Issuer against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.
          SECTION 14. Expenses. The Pledgor will upon demand pay to the Collateral Agent and the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent or the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent, the Collateral Agent or the Lenders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.
          SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Collateral Agent and, in the case of any amendment hereof, the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be made and delivered in accordance with Section 11.02 of the Credit Agreement.
          SECTION 17. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (x) the payment in full of the Secured Obligations and the expiration or termination of each Letter of Credit and (y) the expiration or termination of the Commitments under the Credit Agreement, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Collateral Agent, the Lenders, the LC Issuer and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and any Promissory Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Article X (concerning the Agents) and Section 11.07 of the Credit Agreement. Upon the later to occur of (x) the payment in full of the Secured Obligations and the expiration or termination of each Letter of Credit and (y) the expiration or termination of the Commitments under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent will, at the Pledgor’s expense, return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
          SECTION 18. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code are used herein as therein defined.
[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CMS ENERGY CORPORATION
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

ACCEPTED AND AGREED:
CITICORP USA, INC., as Administrative
   Agent and as Collateral Agent

By:

Name:
Title:
Signature Page to
Amended and Restated Cash Collateral Agreement

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CMS ENERGY CORPORATION
By:
Name:
Title:

ACCEPTED AND AGREED:
CITICORP USA, INC., as Administrative
   Agent and as Collateral Agent

By:	/s/ Amit Vasani

Name: Amit Vasani
Title: Vice President
Signature Page to
Amended and Restated Cash Collateral Agreement

EXHIBIT K
FORM OF NOTICE OF LENDER ADDITION
[Date]
Citicorp USA, Inc., as Administrative
   Agent for the Lenders parties to the
   Credit Agreement referred to below
Attention:
Ladies and Gentlemen:
          The undersigned, CMS Energy Corporation (the “Borrower”), refers to the Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), among CMS Energy Corporation, the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.03(d) of the Credit Agreement that the undersigned hereby requests to [add an Eligible Bank as a new Lender thereunder] [increase the Commitment of an existing Lender] and that in connection therewith sets forth below the information relating to such Lender Addition as required by Section 2.03(d) of the Credit Agreement:
          (i) the name and address of the proposed Added Lender is                                                                                                             .
          (ii) the date on which the Borrower wishes such Lender Addition to become effective is                                                                          ; and
          (iii) the amount of the Commitment such Added Lender would have hereunder after giving effect to such Lender Addition
is                                                                                      .
          The undersigned hereby acknowledges that the delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower that, on the date of the Lender Addition, the statements contained in Sections 6.02(a) and 6.03(a) of the Credit Agreement are true.

Very truly yours,

CMS ENERGY CORPORATION

By

Name:
Title:
Ex. K-1

EXHIBIT L
FORM OF ASSUMPTION AND ACCEPTANCE
ASSUMPTION AND ACCEPTANCE
Dated [                                        ]
     Reference is made to that certain Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement’, the terms defined therein and not otherwise defined herein being used herein as therein defined), among CMS Energy Corporation (the “Borrower”), the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent.
     Pursuant to Section 2.03(d) of the Credit Agreement, the Borrower has requested an increase in the Commitments from $                     to $                    . Such increase in the Commitments is to become effective on the date (the “Effective Date”) which is the later of (i)                     , ___ and (ii) the date on which the conditions precedent set forth in Section 2.03(d) in respect of such increase have been satisfied. In connection with such requested increase in the Commitments, the Borrower, the Administrative Agent and                      (the “Added Lender”) hereby agree as follows:
     1. Effective as of the Effective Date, [the Added Lender shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in a Dollar Amount equal to the] [the Commitment of the Added Lender under the Credit Agreement shall be increased from $                     to the] Dollar Amount set forth opposite the Added Lender’s name on the signature page hereof.
     [2. The Added Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assumption and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its interest thereunder, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assumption and Acceptance, (iv) it is an Eligible Bank, (v) it is not relying on or looking to any margin stock (as defined in Regulation U) for repayment of the Borrowings provided for in the Credit Agreement, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption and Acceptance and to assume its interest under the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assumption and Acceptance is any documentation required to be delivered by the Added Lender with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Added Lender and (b) agrees (i) that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.] (1)
     [3.] The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, (a) all representations and warranties of the Borrower contained in Article VII of the Credit Agreement shall be true and correct in all material respects as though made on such date (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date and (b) no event shall have occurred and then be continuing which constitutes a Default or an Event of Default.

     [4.] THIS ASSUMPTION AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
     [5.] This Assumption and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

(1)	To be included only in an Assumption and Acceptance for an Added Lender that was not previously a Lender under the Credit Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:

Title:

CITICORP USA, INC., as Administrative Agent

By:

Title:

COMMITMENT	ADDED LENDER
$	|BANK|

By:

Title:

[SCHEDULE 1
ADMINISTRATIVE DETAILS FORM
Deal Name: CMS Energy Corporation
General Information
Your Institutions Legal Name:
Tax Withholding:

Note: To avoid the potential of having interest income withheld, all investors must deliver all current and appropriate lax forms.

Tax ID #: _
Sub-Allocation: {United States only)
Note: If your institution is sub-allocating its allocation, please fill out the information below. Additionally, an administrative detail form is required for each legal entity. Execution copies (e.g. Credit Agreement/Assignment Agreement) will be sent for signature to the Sub-Allocation Contact below.

Sub-Allocated Amount:	$
Signing Credit Agreement?	___ Yes	___ No
Coming In Via Assignment?	___ Yes	___ No
Sub-Allocation Contact:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Contact List
Business/Credit Matters: (Responsible for trading and credit approval process of the deal)
Primary:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Backup:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site. Send an e-mail to oploansvvebadmin@ssmb.com with your contact information and the deal name to request a user ID/password submit/modify Admin Details online.

Administrative Details Form
Admin/Operations Matters: (Responsible for interest, fee, principal payment, borrowing & pay-downs)
Primary:

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Backup

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Closing Contact: (Responsible for Deal Closing matters)

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Disclosure Contact: (Receives disclosure materials, such as financial reports, via our veb site)

NAME:
Address:			E-mail:

City:	State:		Phone #:
Postal Code:	Country:		Fax #:
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site.
Send an e-mail to oploanswebadmin@ssmb.com with your contact information and the deal name to request a user ID/password to submit/modify Admin Details online.

Administrative Details Form
Routing Instructions

Routing Instructions for this deal:
Correspondent Bank:
City:	State:	Account Name:
Postal Code:		Account^:
Payment Type:		Benef. Acct. Name:
☐Fed	☐ABA ☐CHIPS	Benef. Acct. #:
ABA/CHIPS #:
Reference:
Attention:
Administrative Agent Information

Bank Loans Syndication — Administrative Agent Contact		Administrative Agent Wiring Instructions

Name:	[ ]	Citibank, NA
Telephone:	[ ]	[ ]
Fax:	[ ]	Acct Name: [ ]
Address:	[ ]	Acct #: [ ]
[ ]
[ ]
Initial Funding Standards: LIBOR - Fund 2 days after rates are set.
Admin Details can be submitted online, via Citigroup’s Global Loans Web Site. Send an e-mail to opIoanswebadmin@ssmb.com with your contact information and the deal name to request a user ID/password to submit/modify Admin Details online.
COMMITMENT SCHEDULE

Lender	Commitment
CITIBANK, N.A.	$19,125,000
UNION BANK OF CALIFORNIA, N.A.	$19,125,000
BARCLAYS BANK PLC	$19,125,000
JPMORGAN CHASE BANK, N.A.	$19,125,000
WACHOVIA BANK, NATIONAL ASSOCIATION	$19,125,000
MERRILL LYNCH BANK USA	$19,125,000
BNP PARIBAS	$15,375,000
SUNTRUST BANK	$15,375,000
UBS LOAN FINANCE LLC	$15,375,000
DEUTSCHE BANK TRUST COMPANY AMERICAS	$15,375,000
KEYBANK NATIONAL ASSOCIATION	$11,250,000
COMERICA BANK	$11,250,000
LA SALLE BANK MIDWEST, N.A.	$11,250,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$11,250,000
FIFTH THIRD BANK	$11,250,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$11,250,000
THE BANK OF NOVA SCOTIA	$11,250,000
BAYERISCHE LANDESBANK	$11,250,000
HUNTINGTON NATIONAL BANK	$11,250,000
GOLDMAN SACHS CREDIT PARTNERS L.P.	$11,250,000
SUMITOMO MITSUI BANKING CORP.	$11,250,000

PRICING SCHEDULE

	Applicable ABR	Applicable	Commitment
Specified Rating	Margin	Eurodollar Margin	Fee Rate
Baa2/BBB/BBB or higher	0.00%	0.50%	0.15%
Baa3/BBB-/BBB-	0.00%	0.75%	0.175%
Bal/BB+/BB+	0.00%	1.00%	0.20%
Ba2/BB/BB	0.25%	1.25%	0.25%
Ba3/BB-/BB-	0.50%	1.50%	0.30%
Below Ba3/BB-/BB-	1.00%	2.00%	0.50%
“Specified Rating” shall be determined as follows:
(a) If each of Moody’s, S&P or Fitch shall issue a rating (a “Facility Rating”! of the obligations of the Borrower under the Facility, the Specified Rating shall be:
(i) If all such Facility Ratings are the same, such Facility Ratings;
(ii) If two of such Facility Ratings are the same, such Facility Ratings; and
(ii) If all such Facility Ratings are different, the middle of such Facility Ratings,
(b) If only two of Moody’s, S&P or Fitch shall issue a Facility Rating, the Specified Rating shall be the higher of such Facility Ratings; provided, that if a split of greater than one ratings category occurs between such Facility Ratings, the Specified Rating shall be the ratings category that is one category below the higher of such Facility Ratings.
(c) If only one of Moody’s, S&P or Fitch shall issue a Facility Rating, the Specified Rating shall be such Facility Rating.
(d) If (I) none of Moody’s, S&P or Fitch shall issue a Facility Rating and (II) any of Moody’s, S&P or Fitch shall issue a Debt Rating, the Specified Rating shall be the ratings category that is one category above the Specified Rating determined pursuant to the clauses (a)-(c) above as if such Debt Rating were a Facility Rating.
(c) If none of Moody’s, S&P or Fitch shall issue either a Facility Rating or a Debt Rating, the Specified Rating shall be Ba3/BB-/BB-.

CMS Energy Corporation
Schedule I
GAAP Debt of CMS Energy Parent Company
as of December 31, 2006

Borrower	Facility	Current Balances ($)
CMS Energy	$3G0MM Credit Agmt 5/18/05 Citicorp USA Inc.	$0
	Sr. Notes @ 9.875%	$288,970,000
	Sr. Notes @ 8.9%	$260,475,000
	Sr. Unsecured Notes @ 7.5%	$408,845,000
	Sr. Notes @ 7.75%	$300,000,000
	Sr. Notes @ 8.5%	$300,375,000
	Sr. Notes @ 6.3%	$150,000,000
	Sr. Notes @ 6.875%	$125,000,000
	Sr. Notes @ 3 3/8%	$150,000,000
	Sr. Unsecured Notes @ 2.875%	$287,500,000
	Interest Rate Gain Liability	$865,000
	Unamortized Discount	$(7,989,000)

TOTAL GAAP DEBT OF CMS Energy Parent		$2,264,041,000
CMS Energy & Consolidated Subsidiaries
Project Finance Debt
Schedule I — cont.
as of 12/31/2006

MOCOCA	27,633
Ownership Interest	100%

Jaguari	19,427
Ownership Interest	100%

Sul Paulista	2,201,175
Ownership Interest	100%

Paulista	329,321
Ownership interest	100%

TES Filer City LP *	7,461,640
Ownership Interest	50%

Grayling Generating LP *	27,788,000
Ownership Interest	50%

Genesee Power LP *	61,000,000
Ownership Interest	50%

Total Project Debt	$98,827,196

*	Consolidated under FIN 46

CMS ENERGY CORPORATION
SCHEDULE II
AS OF 3/30/07

		Facility		Effective	Expiration	Amount
Entity Project	Number	Issuer	Beneficiary	Date	Date	Outstanding
CMS Generation (Shuweihat)	SLT410473	JP Morgan	Barclays Bank PLC	12/28/04	12/31/2007	13,000,000.00
Jubail	CPCS-230999		JP Morgan	JPMorgan London		01/26/06
	01/26/06	2,039,884.24	(ulitmatety Banque Saudi Fn
CMS ERM	SM212563	Wachovia	Midwest Independent System Operator, Inc.	04/13/05	5/14/2007	25,000.00
CMS ERM Michigan LLC	SM212573	Wachovia	Midwest Independent System Operator, Inc.	04/13/05	5/14/2007	1,200,000.00
Jorf Lasfar	SM212742	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	10,000,000.00
Jorf Lasfar	SM212721	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	3,000,000.00
Jorf Lasfar	SM212746	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	16,644,600.00
Jorf Lasfar	SM212736	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	9,500,000.00
Jorf Lasfar	SM212726	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	5,000,000.00
Jorf Lasfar	SM212735	Wachovia	Deutsche Bank Trust Company Americas	05/15/05	5/14/2008	4,800,000.00
CMS Panhandle	SM212564	Wachovia	Federal Insurance Company	05/10/05	5/14/2007	100,000.00
Grayling Generating Station LP	SM213020	Wachovia	Consumers Energy Company	06/09/05	6/9/2007	2,060,967.00
CMS ERM	SM217963	Wachovia	Ontario Power Generation, Inc.	01/30/06	1/20/2006	50,000.00
CMS ERM	SM218023	Wachovia	J Aron & Company	01/30/06	12/31/2007	20,000,000.00
Beeland Group LLC	SM222299	Wachovia	Michigan Dept of Environmental Quality	10/05/06	10/4/2007	40,000.00

						87,460,451.24

*	Note: The Expiration Date shown does not reflect end of LC Requirement per underlying agreement.
4/2/2007

CMS Energy Corporation
Schedule III
Asset Sales
Since December 31, 2006 to Present

	2007
Asset Sales	Proceeds (mils)
El Chocon	$23.1		Closed
Africa/Asia/Middle East Businesses	850.4	(Net)	In Process
Argentine IPPs	101.9		Closed
Gas Transmission	55.0		Closed
Seneca	105.0		In Process
CPEE	TBD		In Process
Jamaica Power	TBD		In Process
Gas Atacama	TBD		In Process

Total Asset Sales	$1,135.4

EXECUTION COPY
AMENDMENT NO. 1
     This AMENDMENT NO. 1, dated as of December 19, 2007 (this “Amendment”), is by and among CMS Energy Corporation, a Michigan corporation (the “Borrower”), the financial institutions parties to the “Credit Agreement” (defined below) as lenders (the “Lenders”), and Citicorp USA, Inc. (“CUSA”), as administrative agent (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and CUSA, as collateral agent, have entered into a Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not defined herein are used as defined in the Credit Agreement);
     WHEREAS, the Borrowers, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent agree as follows:
     1. Amendment to Credit Agreement. Subject to the conditions set forth in Paragraph 2 hereof, the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement in its entirety as follows:
     “Consolidated EBITDA” means, with reference to any period, the pretax operating income of the Borrower and its Subsidiaries (“Pretax Operating Income”) for such period plus, to the extent included in determining Pretax Operating Income (without duplication), (i) depreciation, depletion and amortization, (ii) non-cash write-offs and write-downs, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts, (ii) non-cash gains or losses on mark-to-market valuation of contracts and (iv) the cash or non-cash costs and expense charges related to the termination, buy-out or amendment of electricity sales agreements associated with Dearborn Industrial Generation, L.L.C. and/or CMS ERM Michigan LLC, or other agreements related thereto in an aggregate amount not to exceed $325,000,000 during the life of the Agreement, in each case in accordance with GAAP consistently applied, all calculated for the Borrower and its Subsidiaries on a consolidated basis for such period; provided, however, that Consolidated EBITDA shall not include any operating income attributable to that portion of the revenues of Consumers dedicated to the repayment of the Securitized Bonds.

     2. Conditions to Effectiveness. The amendments contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:
     (a) The Administrative Agent shall have received duly executed counterparts hereof from each of the requisite number of Lenders under Section 11.01 of the Credit Agreement, the Administrative Agent and the Borrower.
     (b) As of the date hereof, all representations and warranties contained in this Amendment shall be true and correct in all material respects.
     (c) As of the date hereof no event shall have occurred and be continuing which constitutes an Event of Default or a Default.
     3. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Except as specifically set forth above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     4. Miscellaneous.
     (a) Representations and Warranties. The Borrower represents and warrants that:
     (i) The representations and warranties contained in Section 7.01 of the Credit Agreement (other than those contained in subsection (f) thereof) are correct in all material respects on and as of the date hereof (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date), and no event has occurred and is continuing that constitutes a Default or an Event of Default;
     (ii) Each Loan Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment;
     (iii) No consent of any other person, including, without limitation, shareholders or creditors of any Loan Party, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

2

     (iv) This Amendment has been duly executed and delivered by a duly authorized officer on behalf of the Loan Parties party thereto, and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (v) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to any Loan Party or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.
     (b) No Waiver. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Defaults or Events of Default, and the Lenders and the Administrative Agent reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.
     (c) Costs and Expenses. The Borrower agrees to pay all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Amendment.
     (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     (e) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
[signature pages follow]

3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower
By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent
By:	/s/ Shannon Sweeney
	Name:	Shannon Sweeney
	Title:	Vice President

CITIBANK, N.A., as a Lender
By:	/s/ Shannon Sweeney
	Name:	Shannon Sweeney
	Title:	Vice President

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Bryan Read
	Name:	Bryan Read
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Michael DeForge
	Name:	Michael DeForge
	Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORDAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ FREDRICK W. PRICE
	Name:	FREDRICK W. PRICE
	Title:	MANAGING DIRECTOR

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:	/s/ FRANCIS J. DELANEY
	Name:	FRANCIS J. DELANEY
	Title:	Managing Director

By:	/s/ DENIS O’MEARA
	Name:	DENIS O’MEARA
	Title:	Managing Director

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Illegible
Name:
Title:

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sherrie I. Manson
	Name:	Sherrie I. Manson
	Title:	Senior Vice President

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:	/s/ BLAKE ARNETT
	Name:	BLAKE ARNETT
	Title:	VICE PRESIDENT

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK MIDWEST, N.A., as a Lender
By:	/s/ GREGORY E. CASTLE
	Name:	GREGORY E. CASTLE
	Title:	FIRST VICE PRESIDENT

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:	/s/ BRIAN JELINSKI
	Name:	BRIAN JELINSKI
	Title:	AVP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:	/s/ John Gregory /s/ Nikolal von Mengden
	Name:	John Gregory Nikolal von Mengden
	Title:	First Vice President Senior Vice President

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

HUNTINGTON NAITONAL BANK, as a Lender
By:	/s/ Patrick Barbour
	Name:	Patrick Barbour
	Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

HUNTINGTON NAITONAL BANK, as a Lender
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:	/s/ Pedro Ramirez
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORP., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Joint General Manager

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)